Exhibit 10.17

SERIES BB-4 PREFERRED SHARE PURCHASE AGREEMENT

This Preferred Share Purchase Agreement (this “Agreement”) is entered into as of the 26 day of September, 2006 by and between Negevtech Ltd., a private company organized under the laws of the State of Israel, with registered office at 12 Hamada Street, Rehovot, 76703 Israel, and corporate registration number 51-163426-3 (hereinafter the “Company”), Amadeus III, a private company organized under the laws of England, with registered office at Mount Pleasant House, 2 Mount Pleasant, Cambridge England, and Amadeus III Affiliates Fund LP, a limited partnership organized under the laws of the state of Delaware, with registered office at 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808 (both entities shall collectively be referred to as “Amadeus”) and the Joining Investors identified in Schedule A attached hereto (hereinafter each a “Joining Investor” and collectively the “Joining Investors”) (Amadeus and the Joining Investors shall collectively be referred to as the “Investors”).

WITNESSETH

WHEREAS the Company is engaged in the research and development, manufacturing and marketing of a certain innovative system (the “System”); and

               WHEREAS the Investors desire to purchase Series BB-4 Preferred Shares in the Company and the Company desires to sell and issue Series BB-4 Preferred Shares in the Company, with such rights, preferences and privileges as set forth in the Amended Articles (as such term is defined below) (“Series BB-4 Preferred Shares”) pursuant to the terms and conditions set forth in this Agreement; and

               WHEREAS Amadeus has entered into a Share Transfer Agreement of even date hereof with Mr. Gadi Neumann and Mr. David Alumot (the “Founders”) for the purchase of 2,436,340 Ordinary Shares of the Company (resulting from the conversion immediately prior to such purchase of 1,569,004 Ordinary-Preferred Shares of the Company held by the Founders into Ordinary Shares) (the “Founders’ Shares”), subject to the conversion of the Founders’ Shares into 2,436,340 Series BB-4 Preferred Shares (the “Amadeus-Founders Agreement”); and

               WHEREAS the Company desires to convert the Founders’ Shares purchased by Amadeus pursuant to the Amadeus-Founders Agreement, into Series BB-4 Preferred Shares, in consideration for the payment by Amadeus to the Company of the Conversion Consideration (as defined below), pursuant to the term and conditions set forth in this Agreement.

               NOW THEREFORE, in consideration of the covenants and promises set forth herein, the parties hereto agree as follows:

1.	Purchase and Sale of Shares

1.1	Sale and Issuance of Shares by the Company; Conversion of Shares by the Company

(a)

Subject to the terms and conditions of this Agreement, at the Closing (as defined below) the Investors shall purchase, severally and not jointly, and the Company shall sell and issue to the Investors, severally and not jointly, an aggregate amount of 1,901,756 (One Million Nine Hundred and One Thousand Seven Hundred and Fifty Six) Series BB-4 Preferred Shares of the Company, par value NIS 0.01 each (“Issued BB-4 Preferred Shares”), at US$2.4354 per share (the “Price Per Share”) for an aggregate investment of US$$4,631,537 (Four Million Six Hundred and Thirty One Thousand Five Hundred and Thirty Seven US Dollars) (the “BB-4 Purchase Price”) convertible into Ordinary Shares of the Company, par value NIS 0.01 (“Ordinary Shares”), to be allocated among the Investors as set forth in Schedule A.

(b)

Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Company shall convert the 2,436,340 Founders’ Shares held by Amadeus into 2,436,340 Series BB-4 Preferred Shares of the Company, par value NIS 0.01 each (the “Converted Founders’ Shares”) held by Amadeus at the Closing, in consideration for the payment by Amadeus to the Company of an additional aggregate amount of $US 1,412,784 (the “Conversion Consideration”).

The Issued BB-4 Preferred Shares and the Converted Founders’ Shares shall be collectively referred to as the “Issued Shares” and shall have equal rights and rank pari passu in all respects. The BB-4 Purchase Price and the Conversion Consideration shall be collectively referred to as the “Purchase Price”. Under the Amended Articles, all of the Issued Shares shall be deemed to have an Original Issue Price of US$2.4354 per share. Ordinary Shares issuable upon the conversion of the Issued Shares shall be referred to herein as the “Conversion Shares”.

(c)

The Price Per Share is based on a pre-money Company valuation of US$104,215,086 on a fully diluted basis, including: (i) all outstanding shares (including also Ordinary Shares issuable upon conversion of Ordinary-Preferred Shares), (ii) all shares, on an as-converted basis, resulting from any anti-dilution protection afforded to any of the existing shareholders of the Company triggered by the investment hereunder, (iii) 5,791,503 Ordinary Shares of the Company reserved under all of the Company’s incentive share option plans (the “Share Option Plans”) for issuance of options to employees and consultants (such number not including 238,000 Ordinary Shares issued upon exercise of options granted to employees of the Company), (iv) 120,560 Ordinary Shares reserved for issuance to service providers of the Company, and (v) all other warrants, options and convertible rights, including convertible notes and loans. Immediately after Closing, Amadeus shall hold at least seven and a half percent (7.50%) of the Company’s issued and outstanding share capital on a fully diluted basis.

1.2

The rights, preferences and privileges of the Issued Shares are as set forth in the Amended Articles of Association of the Company attached hereto as Exhibit A (hereinafter referred to as the “Amended Articles”) and in the Shareholders Rights Agreement as amended upon the Closing, pursuant to the Amendment attached hereto as Exhibit B (hereinafter referred to as the “Shareholders Rights Agreement”).

1.3	Closing.

The closing of the purchase and sale of the Issued Shares to the Investors (the “Closing”) shall take place on September 27, 2006 or at such other time and place as may be agreed upon orally or in writing by the Company, Amadeus and the Investors (other than Amadeus) investing a majority of the Purchase Price invested by all Investors other than Amadeus (together, the “Majority Investors”). At the Closing, the following transactions shall occur simultaneously (no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered):

	(a)	the Company shall deliver to the Investors (unless waived by the Majority Investors):

(i)

copies of resolutions of the Company’s shareholders, in the form attached hereto as Schedule 1.3(a)(i), by which, inter alia: (i) the Articles of Association of the Company were replaced by the Amended Articles; (ii) the authorized share capital of the Company was increased; (iii) converting 2,436,340 Ordinary Shares of the Company (i.e., the Founders’ Shares) into the same number of Series BB-4 Preferred Shares; and (iv) to the extent required, this Agreement and all ancillary documents thereto were approved, together with a duly completed notices of such changes to the Israeli Registrar of Companies;

	(ii)	validly executed share certificates covering the Issued Shares issued in the name of each Investor, in the form attached hereto as Schedule 1.3(a)(ii);

(iii)

a copy of a resolution of the Company’s Board of Directors, inter alia: (i) approving the execution, delivery and performance of this Agreement and the ancillary documents thereto, (ii) issuing and allotting the Issued Shares, and (iii) converting 2,436,340 Ordinary Shares of the Company (i.e., the Founders’ Shares) into the same number of Series BB-4 Preferred Shares; all in the form attached hereto as Schedule 1.3(a)(iii);

	(iv)	a copy of the Company’s share register registering the Issued Shares in the Investors’ names in the form attached hereto as Schedule 1.3(a)(iv);

(v)

a copy of the notice to be provided to the Israeli Registrar of Companies immediately after the Closing (provided that all Investors who are not (i) Israeli residents or (ii) registered as of the Closing with the Registrar of Companies as shareholders of the Company, have provided the Company with such documents and information as are reasonably necessary to file and register such issuance of shares), in the form attached hereto as Schedule 1.4(a)(v).

(vi)

a copy of the approvals of the transactions contemplated hereby from: (i) the Office of the Chief Scientist of the Ministry of Industry and Trade of the State of Israel (‘OCS’); and (ii) the Investment Center.

(b)	The Company shall notify the Israeli Registrar of Companies of the issuance of the Issued Shares promptly after the Closing and shall deliver a copy of such notice to the Investors’ counsel.

(d)

Payments shall be made by the Investors to the Company in U.S. dollars of the Purchase Price by way of a bank transfer to the Company’s account (Bank Leumi Le’Israel BM, Rehovot Business Branch (978), account No. 222200/29), or by such other form of payment as is mutually agreed by the Company and each Investor.

(e)

The non-Israeli Investors shall deliver to the Company a duly executed undertaking to the OCS in the form substantially attached hereto as Schedule 1.3(d), to the extent required by the OCS and if they have not already delivered such undertaking in the past.

2.	Representations and Warranties of the Company

The Company hereby represents and warrant to the Investors that, except as set forth in this Agreement, the Exhibits and Schedules hereto and the Schedule of Exceptions attached hereto, which exceptions shall be deemed to be representations and warranties as if made hereunder, the following representations are true and correct on the date of this Agreement and shall be true and correct on the date of Closing as if made on such date:

2.1	Organization, Good Standing and Qualification.

The Company is a private company duly organized and validly existing under the laws of the State of Israel and incorporated on December 22, 1991. The Company has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted in: (i) the Work Plan attached hereto as Schedule 2.1; (ii) the Marketing Penetration Plan (as defined below); and (iii) the 2006 Annual Budget (subsections (i), (ii) and (iii) are collectively referred to herein as the “Updated Work Plan”). The Company is duly qualified to transact business in each jurisdiction in which the failure so to qualify is reasonably likely to have a material adverse effect on its assets, financial condition, operating results, prospects or business of the Company as presently conducted and as proposed to be conducted in the Updated Work Plan (“Material Adverse Effect”). The Memorandum of Association and Articles of Association of the Company, all as currently in effect, are attached hereto as Schedule 2.1(a).

2.2	Capitalization and Voting Rights.

Immediately prior to Closing (and prior to the creation of the Series BB-4 Preferred Shares and the conversion of the Ordinary-Preferred Shares held by the Founders into Ordinary Shares) the authorized capital of the Company consists of 85,570,000 divided into (i) 47,000,996 Ordinary Shares, of which 469,449 Ordinary Shares are issued and outstanding and of which 5,791,503 are reserved for issuance to employees, consultants, officers, or directors of the Company and/or subsidiary thereof pursuant to the Share Option Plans (such number not including 238,000 Ordinary Shares issued upon exercise of options granted to employees of the Company), of which 4,996,976 have been allocated and the remaining 794,527 are available for future issuance, (ii) 1,569,004 Ordinary-Preferred Shares of which all are issued and outstanding, (iii) 15,000,000 Preferred AA Shares, par value NIS 0.01, of which 13,144,070 are issued and outstanding, (iv) 12,137,708 Preferred BB-1 Shares, par value NIS 0.01, 8,152,256 of which are issued and outstanding (v) 4,000,000 Preferred BB-2 Shares, par value NIS 0.01, 3,597,106 of which are issued and outstanding, (vi) 5,862,292 Preferred BB-3 Shares, par value NIS 0.01 of which 5,859,274 are issued and outstanding.

Upon the Closing, the authorized capital of the Company will consist of 95,000,100 divided into:

(i) 53,000,060 Ordinary Shares, par value NIS 0.01 each, of which 469,449 Ordinary Shares are issued and outstanding and 5,791,503 of which are reserved for issuance to employees, consultants, officers, or directors of the Company and/or subsidiary thereof pursuant to the Share Option Plans (such number not including 238,000 Ordinary Shares issued upon exercise of options granted to employees of the Company), of which 4,996,976 have been allocated and the remaining are available for future issuance, (ii) 15,000,000 Preferred AA Shares, par value NIS 0.01 each, of which 13,144,070 are issued and outstanding, (iii) 12,137,708 Preferred BB-1 Shares, par value NIS 0.01 each, of which 8,152,256 are issued and outstanding and (iv) 4,000,000 Preferred BB-2 Shares, par value NIS 0.01 each, of which 3,597,106 are issued and outstanding, (v) 5,862,292 Preferred BB-3 Shares, par value NIS 0.01 each, of which 5,859,274 are issued and outstanding, and (vi) 5,000,040 Preferred BB-4 Shares, par value NIS 0.01 each, of which 4,338,096 are issued and outstanding.

The outstanding Ordinary Shares, Series AA Preferred Shares, Series BB-1 Preferred Shares, Series BB-2 Preferred Shares, Series BB-3 Preferred Shares and Series BB-4 Preferred Shares, are all duly and validly authorized and issued, fully paid and nonassessable, were issued free of any Hen, pledge, claim, charge, restriction, encumbrance or third party rights of any kind (“Security Interest”), and were issued in compliance with all applicable laws, including the relevant securities laws of the State of Israel.

A complete and correct list of the security holders of the Company (including, all warrants and options of the Company’s capital stock) immediately prior to the Closing is set forth in Schedule 2.2 attached hereto. The individuals and entities identified in Schedule 2.2 as the shareholders of the Company immediately prior to the Closing are the registered owners, and to the Company’s best knowledge, the lawful owners, beneficially and of record, of all of the issued and outstanding share capital of the Company, free and clear of any Security Interest, restrictions, rights, options to purchase, proxies, voting trust and other voting agreements, calls or commitments of every kind, and none of the said individuals owns any other shares, options or other rights to subscribe for, purchase or acquire any capital stock of the Company.

Immediately following the Closing the correct list of the shareholdings (including all warrants and options) of the Company’s share capital will be as set forth in Schedule 2.2(a).

Except for (i) the options, warrants and rights detailed in Schedule 2.2, (ii) the Issued Shares to be issued under this Agreement and the conversion privileges of such Issued Shares, (iii) the rights provided in Sections 2, 3 & 4 of the Shareholders Rights Agreement, and (iv) rights pursuant to the Company’s Articles of Association, there are no outstanding or authorized subscriptions, options, warrants, calls, rights (including conversion or preemptive rights), commitments, anti-dilution rights, exchange rights, or other rights or securities, of any nature whatsoever, or any other agreements, undertakings, promises or commitments of any character for the purchase of or acquisition from the Company of any shares of its capital stock or any security convertible into, or exchangeable for, or evidencing the right to subscribe for, any shares.

The Company is not a party or subject to any agreement or understanding, and, to the best of the Company’s knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

2.3	Officers and Directors.

(a)

The Company and the Subsidiary’s current officers and directors are the individuals appearing in Schedule 2.3 hereto. Except as set forth in the Company’s Articles of Association and the Shareholders Rights Agreement, the Company has no agreement, obligation or commitment with respect to the election of any individual or individuals to the Company’s Board of Directors. To the Company’s best knowledge, there is no voting agreement or other arrangement among the Company’s shareholders, and there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving written consents with respect to any security or by a director and/or officer of the Company.

(b)

There are no agreements, commitments and understandings, whether written or oral, with respect to any compensation to be provided by the Company or the Subsidiary to any of their directors or officers except as set forth in the Schedule of Exceptions copies of which have been provided to Amadeus.

2.4	Subsidiaries.

The Company owns, beneficially and of record, all of the issued and outstanding share capital of its subsidiaries in Delaware USA, Singapore, Japan and Germany (jointly, the “Subsidiary”) and all the rights thereto, free and clear of liens, claims, charges, encumbrances, restrictions, rights, options to purchase, proxies, voting trust or other voting agreements. Except for the Subsidiary, the Company does not own any of the issued and outstanding share capital of any other company, and is not a participant in any partnership, joint venture or other business association. There are no other share capital, preemptive rights, convertible securities, outstanding warrants, options or other rights to subscribe for, purchase or acquire from any Subsidiary or from the Company, any share capital of such Subsidiary and there are no contracts or binding commitments providing for the issuance of, or the granting of rights to acquire, any share capital of any Subsidiary. All issued and outstanding share capital of the Subsidiary was duly authorized, and is validly issued and outstanding and fully paid and nonassessable. The Subsidiary is duly organized, validly existing and in good standing under the laws under which it is incorporated and has full corporate power and authority to own, lease and operate its properties and assets and to conduct its business as now being conducted and as proposed to be conducted. Neither the nature of any Subsidiary’s business as now conducted or as presently proposed to be conducted nor its ownership or leasing of property require that such Subsidiary be qualified to do business or be in good standing in any jurisdiction other than the jurisdiction in which such Subsidiary is organized.

2.5	Authorization and Approvals.

(a)

The Company has all requisite corporate power and authority to execute and deliver this Agreement and any other agreements contemplated hereby or which are ancillary hereto and to consummate the transactions contemplated hereby and thereby. All corporate action on the part of the Company and its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and any other agreements contemplated hereby or which are ancillary hereto, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Issued Shares, has been taken or will be taken prior to the Closing, and this Agreement, any other agreements contemplated hereby or which are ancillary hereto and any obligations contemplated herein constitute valid and legally binding obligations of the Company, enforceable in accordance with its terms subject only to laws affecting the rights and remedies of creditors.

(b)

Except for OCS approval, the Investment Center approval, and the notice to be provided to the Israeli Registrar of Companies with respect to the adoption of the Amended Articles, the amendment of the Company’s Memorandum of Association, the increase and change in the composition of its share capital and the allocation of the Issued Shares in accordance with this Agreement, no approvals, permits or consents of, or filing with any state or local governmental body, official authority, or any other third party is required under any applicable law or instrument in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

2.6	Valid Issuance of Issued Shares.

The Issued Shares to be issued to each Investor pursuant to this Agreement shall, when issued as provided for herein, be duly authorized, validly issued, and issued in compliance with all applicable laws, including Israeli securities laws and free of any pre-emptive rights or similar rights (“Participation Rights”) and any restrictions on transfer, will have the rights, preferences, privileges, and restrictions set forth in the Shareholders Rights Agreement and the Amended Articles (as shall be in force from time to time), and will be free and clear of any taxes, liens, claims, encumbrances or third party rights of any kind (except as specified in this Agreement, the Amended Articles, the Shareholders Rights Agreement and applicable law) and duly registered in the Investor’s name in the Company’s share register and, once the applicable Purchase Price therefor is fully paid for by such Investor as provided for herein (that is, the BB-4 Purchase Price in respect of the Issued BB-4 Preferred Shares and the Conversion Consideration in respect of the Converted Founders’ Shares), shall be fully paid and non-assessable. The Conversion Shares have been duly authorized and reserved for issuance by all necessary corporate action and, when issued and allotted in accordance with the terms of this Agreement and the Company’s Articles of Association, will be duly and validly issued, will have the rights, preferences, privileges and restrictions set forth in the Company’s Articles of Association (as shall be in force from time to time) and will be free and clear of any liens, encumbrances, claims, or third party rights of any kind (except as specified in this Agreement, the Amended Articles, the Shareholders Rights Agreement, and applicable law) and duly registered in the Investor’s name in the Company’s share register and, once fully paid for by such Investor as provided for herein, shall be fully paid and non assessable.

2.7	Litigation.

There is no claim, action, suit, proceeding or, to the best knowledge, information or belief of the Company, investigation pending or currently threatened against the Company, the Subsidiary, and/or any of the Founders in their capacity as shareholders or directors of the Company, and there is no claim, action, suit, proceeding or, to the best knowledge, information or belief of the Company, investigation which questions the validity of this Agreement, the Shareholders Rights Agreement, or the right of any of them to enter into it, or to consummate the transactions contemplated hereby, or which is reasonably likely to result, either individually or in the aggregate, in any Material Adverse Effect or any change in the current equity ownership of the Company, nor, to the best knowledge, information or belief of the Company, is there any basis for such claim, action, suit, proceeding or investigation. The foregoing includes, without limitation: (i) actions pending or threatened involving the prior employment of any of the Company’s or the Subsidiary’s employees, including without limitation, the previous employment of the Founders with Orbot Instruments Ltd. (“Orbot”) and the previous employment of David Alumot with Opal Technologies Ltd. (“Opal”) and/or with Applied Materials Israel Ltd. (“Applied Materials”); (ii) use by employees of the Company or the Subsidiary, in connection with the business of the Company, of any information or techniques allegedly proprietary to any of their former employers, including without limitation, Orbot, Opal and Applied Materials, or their obligations under any agreements with any such prior employers, and (iii) any actions pending or threatened by Orbot and/or Opal and/or Applied Materials. Neither the Company nor the Subsidiary is a party to, or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality nor are any of them aware of any pending or threatened action, suit, proceeding or investigation (or of any basis for same) against any of them by any government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company, the Subsidiary and/or by the Founders currently pending or that the Company, the Subsidiary and/or the Founders intends to initiate.

2.8	Proprietary Information; Patents and Trademarks.

(a)

The Company and the Subsidiary own or have the unrestricted right to use pursuant to written license, sublicense, agreement, or permission, free and clear of any Security Interest, third party rights and royalties, all patents, trademarks, service marks, trade names, mask works, and copyrights and all trade secrets, including know-how, invention, designs, processes, computer programs, algorithms, firmware and technical data, concepts, techniques, methods, systems, drawings, photographs, models, prototypes, research materials, formulas, development or experimental work, work in progress, mask work, cost data, marketing plans, product plans, business strategies, financial information, forecasts, personnel information and customer or supplier lists currently used and/or necessary for the operation of the businesses of the Company as presently conducted and as presently proposed to be conducted in the Updated Work Plan (collectively: “Intellectual Property”).

(b)

Schedule 2.8 identities each: (a) patent, trade mark, domain name or registration which has been issued to the Company or the Subsidiary with respect to any of the Intellectual Property; (b) pending patent or trade mark application or application for registration which the Company or the Subsidiary has made with respect to any of the Intellectual Property; (c) each trade name or unregistered trademark used by the Company or the Subsidiary; and (d) license, agreement, or other permission which the Company or the Subsidiary has received from or granted to any third party with respect to any of the Intellectual Property (together with any exceptions). The Company has delivered to Amadeus’ counsel correct and complete copies of all such patents, copyrights, trade marks, registrations, applications, licenses, agreements, and permissions (as amended to date) and has made available to the Investors correct and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item. With respect to each item of Intellectual Property required to be identified as set forth in this Section 2.8: (i) the Company or the Subsidiary possess all right, title, and interest in and to the item, free and clear of any Security Interest, license, royalty, commission or similar arrangements or other restriction and free and clear of any right of any academic or research institution, government, previous employer of any of the Founders or any other third party; (ii) the item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge; (iii) no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or is threatened which challenges in a material manner the legality, validity, enforceability, use, or ownership of the item; (iv) neither the Company nor the Subsidiary has ever agreed to indemnify any person for or against any interference, infringement, misappropriation, or other conflict with respect to the item; and (v) neither the Company nor the Subsidiary has granted, and there are not outstanding, any options, licenses or agreements of any kind relating to the Intellectual Property, nor is the Company or the Subsidiary bound by or a party to any option, license or agreement of any kind with respect to any of the Intellectual Property.

(c)

Each item of Intellectual Property owned or used by the Company or the Subsidiary immediately prior to the Closing hereunder will be owned or available for use by them on substantially the same terms and conditions immediately subsequent to the Closing hereunder. Except for readily and commercially available off-the-shelf software, no other Intellectual Property of any kind required by the Company or the Subsidiary to conduct their business, as currently conducted and as presently proposed to be conducted, is owned by a third party or would require the payment of any fee or royalty. The Company and the Subsidiary have complied in all material respects with the requirements of, and has filed all material documentation required in dealing with, any patent or trademark registry agency hi which their patent and/or trademarks applications were filed.

(d)

To the best knowledge of the Company, (i) neither the Company nor the Subsidiary has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any intellectual property rights of any third party nor will the conducting by them of their business, or use of the Intellectual Property, as presently conducted and as presently proposed to be conducted interfere, infringe upon, misappropriate or otherwise come into conflict with any intellectual property rights of any third party; (ii) neither the Company nor the Subsidiary has received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that the Company or the Subsidiary must license or refrain from using any intellectual property rights of any third party) and to the Company’s knowledge there is no basis for such; and (iii) to the best knowledge of the Company, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property of the Company or the Subsidiary.

(e)

Neither the Company, Subsidiary nor the Founders are obligated nor is the Company aware that any of the Company’s or the Subsidiary’s employees (other than Founders) under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of its, his or her best efforts to promote the interests of the Company or that would conflict with the Company’s or the Subsidiary’s business as now conducted and as presently proposed to be conducted in the updated Work Plan. Neither the execution nor the delivery of this Agreement, the Shareholders Rights Agreement, the carrying on of the Company’s and the Subsidiary’s business by any of their respective employees, nor the conduct of the Company’s and the Subsidiary’s business as proposed to be conducted, will: either (i) to the best of the Company’s knowledge, information or belief, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee other than the Founder is now obligated (including without limitation, any agreement with Orbot, Opal or Applied Materials), or (ii) conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which either Founder or the Company or the Subsidiary is now obligated (including without limitation, any agreement with Orbot, Opal or Applied Materials). To the best of the Company’s knowledge information or belief, for the conduct of its and the Subsidiary’s business as now conducted and as presently proposed to be conducted in the Updated Work Plan, it will not be necessary to utilize any inventions of the Founders or any of their employees (or people it currently intends to hire) owned by any prior employer.

All Intellectual Property related to the Company, the Subsidiary and their business, developed by the Founders prior to the incorporation of the Company (“Founders IP”) was duly assigned to the Company by the Founders at the time of, or following, the incorporation of the Company, free and clear of any Security Interest, and to the Company’s best knowledge, all declarations and documents required by the various authorities around the world in order to register such assignments have been duly submitted; and neither the Founders nor, to the Company’s best knowledge, any other party has any interest in or rights to any of the Founders IP. During the period in which the Founders were developing the Founders IP, the Founders to the Company’s best knowledge were not employed by any third party or involved in any consulting relationship with any third party. The Founders to the Company’s best knowledge are the sole inventors and developers of the Founders IP (including the inventions, methods and devices described and claimed in the patents which are part of such IP) without any contribution, assistance or participation of any third party.

(f)

Each Founder, employee, officer and consultant of the Company or Subsidiary has executed a Proprietary Information and Inventions Agreement and/or an Employment Agreement and/or any similar agreement, containing confidentiality, non compete and assignment of invention provisions in the form provided to Amadeus’ counsel, and to the Company’s best knowledge none of the Company’s or the Subsidiary’s employees, Founders, officers or consultants are in violation thereof, and the Company will use its best efforts to prevent any such violation.

(g)

The Company and the Subsidiary have taken measures to protect the secrecy, confidentiality and value of all their intellectual property, which measures are reasonable and customary in the industry in which they operate.

(h)

There are no outstanding options, licenses, or agreements of any land relating to the foregoing, and neither the Company nor the Subsidiary is bound by or is a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity other than licenses arising from the purchase or use of “off-the-shelf or other standard products.

2.9.	Compliance with Law and Other Instruments.

Neither the Company nor the Subsidiary is in violation or default of any provisions of their Memorandum or Articles of Association or applicable charter documents, or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, of any provision of law applicable to it, which violation or default is reasonably likely to have a Material Adverse Effect. The execution, delivery and performance by the Company of this Agreement, the Shareholders Rights Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and/or giving of notice, either a default under any such material provision, instrument, judgment, order, writ, decree or contract or an event which is reasonably likely to result in the creation of any material lien, charge or encumbrance upon any assets of the Company or the Subsidiary, suspension, revocation, impairment, forfeiture or non-renewal of any material permit, license, authorization, or approval applicable to the Company or the Subsidiary, their business or operations or any of their assets or properties.

2.10	Agreements; Action.

(a)

Except for the agreements explicitly contemplated hereby and by the Shareholders Rights Agreement there are no agreements, understandings or proposed transactions between the Company or the Subsidiary and any of their officers, directors or shareholders or their affiliates.

(b)	There are no Material Agreements, judgments, orders, writs or decrees to which the Company or the Subsidiary is a party or by which either is bound.

(c)

For purposes of Section 2.10(a) and (b), “Material Agreements” shall mean (i) any agreement or proposed transaction with respect to any transaction to which the Company or the Subsidiary is a party and in which the amount involved exceeds US$250,000, (ii) any agreement or proposed transaction which relates to the Company’s or the Subsidiary’s intellectual property and any agreement or proposed transaction which relates to intellectual property rights of any third party, (iii) distribution agreements, (iv) non-disclosure agreements (other than with employees and distributors of the Company or he Subsidiary), (v) any agreement or proposed transaction between the Company or the Subsidiary and shareholder of the Company or other Interested Party (as such a term is defined under the Israeli Securities Act 1968) of the Company, (vi) any written agreement between the shareholders of the Company of which the Company has actual knowledge, (vii) any agreement or proposed transaction restricting or affecting the development, manufacture or distribution of the Company’s products or services, and (viii) any agreement or proposed transaction which materially restricts or limits the Company’s or the Subsidiary’s right to do business or compete in any area or any field with any person, firm or company. All Material Agreements are in full force and effect and the Company has no knowledge of the invalidity of or grounds for rescission on any of these agreements, or of any intention to terminate any such agreements. Neither the Company nor the Subsidiary is a guarantor or indemnitor of any indebtedness of any other person, firm or corporation nor is any person, firm or corporation a guarantor of any indebtedness of the Company or the Subsidiary.

For the purpose of this subsection 2.10(c) all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company or the Subsidiary has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of this subsection.

(d)

Other than as set forth in the Financial Statements, since their incorporation, neither the Company nor the Subsidiary has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities, (iii) made any loans or advances to any person, or given a guarantee or created any charge, lien or other encumbrance on any of its assets and/or its unissued and unpaid share capital for any obligation of any person, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, and in respect of (ii), (iii) and (iv) other than in the ordinary course of business.

(e)

Neither the Company nor the Subsidiary are parties to nor are they bound by any contract, agreement or instrument, or subject to any restriction under its Memorandum or Articles of Association, which is reasonably likely to have a Material Adverse Effect.

2.11	Related-Party Transactions.

No employee, officer, or director of the Company or the Subsidiary or member of his or her immediate family is indebted to the Company or the Subsidiary, and neither the Company nor the Subsidiary are indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company’s knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which either the Company or the Subsidiary are affiliated or with which the Company or the Subsidiary have a business relationship, or any firm or corporation that competes with the Company. To the best of the Company’s knowledge, no member of the immediate family of any officer or director of the Company or the Subsidiary is directly or indirectly interested in any material contract with the Company.

2.12	Permits.

The Company and the Subsidiary have all franchises, permits, licenses, and any similar authority necessary for the conduct of their business as now being conducted by it, the lack of which is reasonably likely to have a Material Adverse Effect, and the Company believes that the Company and the Subsidiary can obtain, without undue burden or expense, any similar authority for the conduct of then respective business as proposed to be conducted in the Updated Work Plan. The Company and the Subsidiary are not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

2.13	Environmental and Safety Laws.

To the best knowledge, information or belief of the Company, neither the Company nor the Subsidiary is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best knowledge information and belief of the Company, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

2.14	Manufacturing and Marketing Rights.

Neither the Company nor the Subsidiary has granted rights to manufacture, produce, assemble, license, market, or sell its respective products to any other person and is not bound by any agreement that affects the Company’s exclusive right to develop, manufacture, assemble, distribute, market or sell its respective products.

2.15	Disclosure.

The Company has fully provided the Investors with all the information that the Investors have requested for deciding whether to purchase the Issued Shares and to make the transactions contemplated in this Agreement and in the Shareholders Rights Agreement, and all information which the Company believes is necessary to enable the Investors to make such decisions. Neither this Agreement, the Shareholders Rights Agreement, nor any other statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading. There is no material fact or information relating to the business, prospects, condition (financial or otherwise), affairs, operations, or assets of the Company that has not been disclosed to the Investors in writing by the Company.

2.16	Updated Work Plan.

The Updated Work Plan attached hereto as Schedule 2.1 which consists of: (i) the Work Plan dated August 2006, (ii) the Marketing Penetration Plan dated August 2006, and (iii) the August 2006 Annual Budget, all previously delivered to the Investors, have been prepared in good faith by the Company and to the best knowledge, information or belief of the Company do not contain any untrue statement of a material fact, nor are there any other material facts or matters of which the Company is aware which are reasonably likely to make the statements made therein misleading, except that with respect to projections and assumptions contained in the Updated Work Plan, the Company represents only that such projections and assumptions were prepared and/or made in good faith. The parties agree that such estimates and projections are not purely factual in nature, that the business of the Company is subject to certain risk factors and no assurance can be or is given that the assumptions are correct or that any of the forecasts, projections, expectations or transactions contemplated therein will be attained.

2.17	Registration Rights.

Except as provided in the Shareholders Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights and F-3 registration rights, to any person or entity.

2.18	Title to Property and Assets.

Full and accurate details of the Company’s and the Subsidiary’s material tangible properties and assets are contained in Schedule 2.18 to this Agreement. The Company and the Subsidiary own their respective property and assets free and clear of all mortgages, liens, loans and encumbrances. With respect to the property and assets that the Company and the Subsidiary lease, the Company and the Subsidiary are in compliance with their respective leases, except for such non-compliance which is not reasonably likely to have a Material Adverse Effect and the Company and the Subsidiary hold valid leasehold interests free of any material liens, claims or encumbrances. No tangible assets owned by the Company are shared by the Company with any other person.

2.19	Financial Statements

Attached as Schedule 2.19 is the Company’s audited consolidated annual financial statements for the year ended December 31,2005 and reviewed but unaudited financial statements for the period ending March 31, 2006 (the “Financial Statements”). The Financial Statements have been prepared in accordance with US generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other. The Financial Statements accurately present, in all material respects, the financial condition and operating results of the Company and the Subsidiary as of the dates, and for the periods, indicated therein. All proper and necessary books of account and accounting records have been maintained by the Company, are in its possession and contain accurate information in accordance with generally accepted principles consistently applied relating to all transactions to which the Company has been a party.

2.20	Financial Issues.

(a)	The Company and the Subsidiary maintain and will continue to maintain a standard system of accounting established and administered in accordance with US GAAP with reconciliation to Israeli GAAP.

(b)

Except as stated in the Financial Statements, neither the Company nor the Subsidiary has any liabilities, debts or obligations, whether accrued, absolute or contingent, incurred, since its Incorporation, except in the ordinary and usual course of business. Since its incorporation, the Company has been operating in the ordinary and usual course of business.

2.21	Changes.

Since March 31, 2006, there has not been:

(i)

any change in the assets, liabilities, financial condition or operating results of the Company or the Subsidiary from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

(ii)	any damage, destruction or loss, whether or not covered by insurance, having a Material Adverse Effect;

(iii)	any waiver by the Company or the Subsidiary of a valuable right or of a material debt owed to it;

(iv)

any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or the Subsidiary, except in the ordinary course of business and that is not material to the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted and as presently proposed to be conducted in the Updated Work Plan).

(v)	any change or amendment to a material contract or arrangement by which the Company or the Subsidiary or any of their respective assets or properties are bound or subject;

(vi)	any material change in any compensation arrangement or agreement with any employee of the Company;

(vii)	any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets of the Company or the Subsidiary;

(viii)

any resignation or termination of employment of any key officer of the Company, and to the best knowledge of the Company there is no impending resignation or termination of employment of any such officer;

(ix)	receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

(x)

any mortgage, pledge, transfer of a security interest in, or lien, created by the Company or the Subsidiary, with respect to any of their respective material properties or assets, except liens for taxes not yet due or payable;

(xi)

any loans or guarantees made by the Company or the Subsidiary to or for the benefit of its respective employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

(xii)

any declaration, setting aside or payment or other distribution in respect of any of the Company’s capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company;

(xiii)	to the best knowledge of the Company, any other event or condition of any character that is reasonably likely to have a Material Adverse Effect; or

(xiv)	any agreement or commitment by the Company or the Subsidiary to do any of the things described in this Section 2.21.

2.22	Tax Returns, Payments and Elections.

The Company and the Subsidiary have filed all tax returns and reports (including information returns and reports) as required by law. These returns and reports are true and correct in all material respects. The Company hereby represents and warrants that the provision for taxes of the Company and the Subsidiary as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof. To the best of their knowledge, the Company and the Subsidiary have not elected pursuant to any applicable tax law any election that would have a material effect on the Company, its respective financial condition, its respective business as presently conducted or presently proposed to be conducted or any of its respective properties and/or its respective material assets. The Company and the Subsidiary have never had any tax deficiency proposed or assessed against them and have not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company’s or the Subsidiary’s income tax returns have ever been audited by governmental authorities or, if audited no material comments or claims by governmental authorities were made with respect to such audits. Since the date of the Financial Statements, the Company and the Subsidiary have not incurred any taxes, assessments or governmental charges other than in the ordinary course of business and the Company and the Subsidiary have made adequate provisions on their respective books of account for all taxes, assessments and governmental charges with respect to their respective business, properties and operations for such period. The Company hereby represents and warrants that the Company and the Subsidiary have withheld or collected from each payment made to each of their respective employees, the amount of all taxes (including, but not limited to, Israeli income taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

2.23	Minute Books.

The minute books of the Company and the Subsidiary provided to the Investor’s counsel contain a complete summary of all meetings of directors and shareholders since the time of their incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

2.24	Labor Agreements and Actions; Employee Compensation.

(a)

Neither the Company nor the Subsidiary is bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union other than those provisions of general agreements between the Federation of Labor Unions (the “Histadrut”) and the Coordination Bureau of Economic Organizations which may be applicable to certain classes of employees by virtue of extension orders, and no labor union has requested or has sought to represent any of the employees, representatives or agents of the Company or the Subsidiary. There is no strike or other labor dispute involving the Company or the Subsidiary pending, or to the best knowledge of the Company, that is likely to have a Material Adverse Effect, nor is the Company aware of any labor organization activity involving the Company or the Subsidiary. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company or the Subsidiary, nor does the Company or the Subsidiary have a present intention to terminate the employment of any of the foregoing. Schedule 2.24 sets forth the names of each of the Company’s and the Subsidiary’s employees and consultants. The Company and the Subsidiary are or at the Closing will be a party to an employment agreement with each employee of the Company and the Subsidiary, as applicable. The employment of each officer and employee of the Company or the Subsidiary is terminable at the will of the Company or the Subsidiary, subject to the payment of severance and other payments as provided by law and/or pursuant to any applicable employment agreements. The Company and the Subsidiary have complied in all material respects with all applicable laws related to employment. Except as set forth in Schedule 2.24(a) below, the Company and the Subsidiary are not parties to or bound by any currently effective employment deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement.

Schedule 2.24(a) contains a list of all written and material oral promises, agreements, arrangements and understandings, with officers, directors, employees and consultants (other than attorneys and accountants) of the Company and the Subsidiary, which are presently in effect, detailing the name, title or position, annual salary/compensation (including bonuses, commissions, and deferred compensation), pensions (including those required by all applicable laws), retirement benefits, company cars, profit sharing, and any interests in any incentive compensation plan. A copy of the written (and a summary description of any material oral) agreements described in this Section 2.24 was delivered to Arnadeus’s counsel prior to the date hereof.

The severance pay to the employees of the Company and the Subsidiary is fully funded or provided for in the Financial Statements in accordance with US generally accepted accounting principals. All liabilities of the Company in connection with its employees (excluding illness pay and advance notice of termination) were adequately accrued in the Financial Statements and the Company is not aware of any circumstance whereby any employee might demand any claim for compensation on termination of employment beyond the amount of statutory or contractual severance pay to which such employee may be entitled. All obligations of the Company and the Subsidiary with respect to statutorily required severance payments have been fully satisfied or have been funded by contributions to appropriate insurance funds.

(b)

All grantees under the Share Option Plans have provided Mr. Eliahu Lerner and/or Mr. Yehuda Zviel with a proxy for the exercise of all rights granted to them with respect to their shares and options, including voting rights, until the consummation of an IPO.

2.25	Government Sponsored Programs.

Schedule 2.25 attached hereto contains an accurate and complete list of all grants and other benefits, including tax benefits, received or applied for by the Company or the Subsidiary from any governmental authority. The Company has received certain grants in support of its research and development through the OCS. The Company is in compliance in all respects with all of the terms and provisions of its grants from the OCS and any other grants or benefits listed as received in Schedule 2.25 and applicable laws and regulations in order to continue to qualify for such grants and in order not to give rise to any obligation to prepay the amount of such grants nor to require the Company to repay to the OCS any amount in excess of such grants before due.

2.26	Brokers.

Other than as set forth in Schedule 8.3 hereunder, the Company has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

2.27	Significant Customers and Suppliers.

No customer, sub-contractor or supplier that is significant to the Company or the Subsidiary, has terminated, materially reduced or threatened to terminate or materially reduce or limit (i) its relationship with the Company or the Subsidiary, or (ii) its purchases from or provision of products or services to the Company or the Subsidiary, as the case may be.

2.28	Insurance.

The Company and the Subsidiary have in full force and effect insurance policies of financially sound and reputable insurers, as to their respective properties and business, in scope and amount customary and reasonable for the businesses in which the Company and the Subsidiary are engaged or presently propose to engage, with coverage sufficient in amount to allow them to replace any of their material properties that might be damaged or destroyed or compensation by or for the Company and the Subsidiary. The Company and the Subsidiary have not done or suffered anything to be done that has rendered or might render any policies of insurance void or voidable and the Company and the Subsidiary have complied in all material respects with all conditions contained in such policies. Schedule 2.28 sets forth a list of insurance policies currently maintained by the Company and the Subsidiary and the coverage thereunder.

2.29	Effectiveness; Survival; Indemnification

(a)

Closing: Each representation and warranty of the Company is deemed to be made on the date of this Agreement and at the Closing, and shall survive and remain in full force and effect after the Closing for a period until the earlier of forty eight (48) months thereafter or the initial public offering of the Company’s securities, except for the each of the representations and warranties made in Sections 2.2 and 2.6 that shall be in effect indefinitely, and the representations and warranties made in Sections 2.7, 2.8 and 2.22 which shall remain in full force and effect after the Closing for a period of 7 (seven) years or the initial public offering of the Company’s securities, whichever is the earlier, In the event of any breach or misrepresentation of any covenant, warranty or representation made by the Company under this Agreement, the Company shall indemnify the Investors and hold them harmless from any and all loss, damage, liability and expense sustained or incurred by the Investors as a result of or in connection with said breach or misrepresentation for an amount not exceeding the sum of the Purchase Price actually paid by such Investor to the Company pursuant to this Agreement.

(b)

Notwithstanding the foregoing, any limitations set forth in subsection 2.29 shall not apply to any claim for indemnification that is based on a willful or intentional breach or misrepresentation of any covenant, warranty or representation made by the Company under this Section 2, and the representations and warranties made by the Company under this Section 2 in respect of any such claim shall be unlimited by time.

(c)

Any amount due to any Investor as a result of a claim for indemnification shall be determined after deducting or setting off, as the case may be, all monetary recovery from insurers and other third parties and any savings of taxes or other governmental or administrative levies. For the avoidance of doubt, the limitation under this Section 2.29(c), shall not restrict any such insurer or other third parties from claiming back from the Company any moneys paid to the Investors pursuant to this Section 2.29(c) subject, however, to the restrictions and limitations set forth in Section 2.29(a) and (b) above.

2.30	Indemnity Procedure.

Promptly after receipt by an Investor of notice of the commencement of any action, proceeding, or investigation of any third party in respect of which indemnity may be sought as provided in subsection 2.29 above, it shall accordingly notify the Company (the “Indemnitor”). The Company shall promptly assume the defense of the Investor with counsel reasonably satisfactory to the Investor, and the fees and expenses of such counsel shall be at the sole cost and expense of the Company. The Investor will cooperate with the Indemnitor in the defense of any action, proceeding, or investigation for which the Company assumes the defense. The Indemnitor shall not be liable for the settlement of any action, proceeding, or investigation effected without its consent, which consent shall not be unreasonably withheld.

3.	Representations and Warranties of the Investors

Each Investor hereby represents and warrants that:

3.1	Authorization: Ownership of Shares.

               All action on the part of the Investor, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the Shareholders Rights Agreement, and the performance of all obligations hereunder has been taken or will be taken prior to the Closing, and this Agreement and the Shareholders Rights Agreement constitutes a valid and legally binding obligation of the Investor, enforceable in accordance with its terms, subject only to laws affecting the rights and remedies of creditors. The Investor is duly organized and properly registered in the jurisdiction of its organization. The execution, delivery and performance of this Agreement and the Shareholders Rights Agreement, will not violate any provision of the corporate documents of the Investor, or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its best knowledge, of any provision of law, rule or regulation applicable to the Investor.

3.2	Purchase Entirely for Own Account.

               This Agreement is made with the Investor in reliance upon the Investor’s representation to the Company, which by the Investor’s execution of this Agreement the Investor hereby confirms, that the Issued Shares (for the purposes of this Section 3, collectively, the “Securities”) will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities.

3.3	Disclosure of Information.

               The Investor represents that it is a sophisticated investor with the experience in making venture capital investments, including hi high-tech companies and projects. It was not organized for the specific purpose of acquiring the Issued Shares. It is able financially to bear the risks involved in such investment and it has received all the information it considers necessary or appropriate for deciding whether to purchase the Issued Shares. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the Company, its business, management, financial affairs and the terms and conditions of the offering of the Issued Shares. The foregoing, however, does not limit or modify the representations and warranties in Section 2 of this Agreement or the right of the Investor to rely thereon.

3.4	Office of the Chief Scientist

               It is aware that the Company has received financing for certain research and development projects through the OCS and it is aware, and agrees to the application, of the provisions of the Law for the Encouragement of Industrial Research and Development, 5744-1984 and of Regulations promulgated thereunder, to the Company, including, inter alia:

(a) the Company’s obligation to pay royalties to the State of Israel;

(b)

that the manufacture of any product developed as a result of any project so funded take place in the State of Israel unless the Research Committee of the OCS pursuant to the above law otherwise determines, subject to and pursuant to the above law; and

(c) that know-how derived from any project so funded may not be transferred to third parties without the approval of the Research Committee of the OCS subject to and pursuant to the above law.

3.5	Israeli Securities Law

If listed in Schedule 3.5 A it is a “Venture Capital Fund” as defined in the Appendix to the Israeli Securities Law, 5768-1968 and if listed in Schedule 3.5 B it confirms that it is not a resident of Israel and that no offer to purchase securities of the Company was made to it in Israel.

4.	Conditions of Investor’s Obligations at Closing.

               The obligations of the Investors under subsections 1.1 and 1.3 of this Agreement are subject to the fulfillment on or before the Closing, of each of the following conditions (any or all of which may be waived, in whole or in part, by the Majority Investors.

4.1	Representations and Warranties.

The representations and warranties contained in Section 2 shall be true on and as of the Closing as though such representations and warranties had been made on and as of the date of the Closing.

4.2	Performance.

               The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are requited to be performed or complied with by it on or before the Closing.

4.3	Proceedings and Documents.

               All corporate and other proceedings in connection with the transactions contemplated at the Closing, and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors’ counsel, and the Investors shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

4.4	Consents and Approvals, Delivery of Documents

               The Company shall have received and shall have provided the Investors with copies, satisfactory to the Investors’ counsel, of all permits, consents, approvals and authorizations which shall be necessary or required to consummate this Agreement, the Shareholders Rights Agreement and to issue and sell the Issued Shares, including without limitation the waivers, consents and approvals set forth in Section 1.3 hereof, and OCS and Investments Center’s approval for the transactions contemplated hereby and for the issuance of the Issued Shares. All the actions to be taken as set forth in Section 1.3 above shall have been completed to the satisfaction of the Investors. Documents to be delivered by the Company, as set forth in Section 1.3 above, shall be delivered. All such documents shall be satisfactory in form and substance to the Investors.

4.5	Opinion of Company Counsel.

               On or prior to the Closing, the Investors shall have received from Cohen, Cohen, Yaron-Eldar & Co. Law Offices, counsel for the Company, an opinion, dated as of Closing, in form and substance acceptable to Investors’ counsel attached hereto as Schedule 4.5.

4.6	Shareholders Rights Agreement

On or prior to the Closing, the Shareholders Rights Agreement shall have been amended as set forth in Exhibit B hereto.

4.7	Absence of Adverse Changes

               From the date hereof until the Closing, there will have been no material adverse change in the financial or business condition or prospects of the Company, in the sole judgment of the Majority Investors.

4.8	No Action.

No action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any state, municipal, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would: (i) prevent consummation of any of the transactions contemplated by this Agreement; (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation.

4.9	Amended Articles of Association.

Prior to the Closing, the Amended Articles shall have been adopted by the Company’s shareholders.

4.10	Officer’s Certificate.

               On or prior to the Closing, a certificate from the chief executive officer of the Company, certifying as to the matters set forth in Section 4.1, 4.2, 4.7 and 4.8 in the form attached hereto as Schedule 4.10, shall have been delivered to the Investors.

4.11	Due Diligence Review

The Investor’s legal, business and financial due diligence review of the Company and the Subsidiary shall have been completed to the sole and complete satisfaction of the Investors and their counsel.

4.12	Reserved

4.13	Directors and Officers’ Insurance

               Prior to the Closing, the Company shall obtain and maintain in full force and effect, Directors and Officers insurance policies of financially sound and reputable insurers, covering the directors in the Company (including the newly designated directors) in the scope and amount acceptable to the Majority Investors, and in no event less than US$3,000,000.

4.14	Management Rights Letter

The Company shall have executed and delivered to Amadeus a Management Rights Letter in the form attached hereto as Schedule B.

4.15	Compliance with Anti Laundering Requirements.

The Company, its directors and each Joining Investor shall have executed and delivered to Amadeus the Compliance with Anti Laundering Requirements Letter in the form approved by Amadeus.

5.	Conditions of the Company’s Obligations at Closing.

The obligations of the Company to the Investors under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

5.1	Representations and Warranties.

               The representations and warranties of the Investors contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

5.2	Payment of Consideration.

The Investors shall have delivered the consideration specified in Section 1.1.

5.3	Shareholders Rights Agreement

On or prior to the Closing, the Shareholders Rights Agreement shall have been amended as set forth in Exhibit B hereto.

5.4	Amended Articles of Association.

Prior to the Closing, the Amended Articles shall have been adopted by the Company’s shareholders.

5.5	Consents and Approvals

               The Company shall have received all permits, consents, approvals and authorizations which shall be necessary or required to consummate this Agreement and to issue and sell the Issued Shares and shall have received the Board and shareholders approval for the transfer of the Founders’ Purchased Shares.

5.6	No Judgment or Order.

               There shall not be on the Closing, any judgment or order of a court of competent jurisdiction or any ruling, regulation or order of any agency of the Israeli government which would prohibit or have the effect of preventing consummation of the sale of the Issued Shares.

5A.	Condition of the Company’s and the Investors’ Obligations at Closing; Closing of Amadeus-Founders Agreement

Immediately prior to the Closing, the Amadeus-Founders Agreement, in the form attached hereto as Schedule C, shall have been closed (being understood and agreed that the Closing of the Amadeus-Founders Agreement is conditioned upon the Closing hereof), all of the Founders’ Shares shall be owned and held by Amadeus, and registered in the Company’s shareholders register as such, and the Company undertakes to cooperate in the registration of Amadeus as a shareholder in respect thereto.

5B.	Pre-Closing Agreements

The parties agree as follows with respect to the period from the execution of this Agreement and until the earlier to occur of: (i) September 30,2006; (ii) the Closing:

               5B.1 General. Each of the Parties will use its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement and the ancillary agreements (including satisfaction of the Closing conditions set forth in Sections 4 and 5 above).

               5B.2 Operation of Business. The Company will not engage in any practice, take any action, or enter into any transaction outside the ordinary course of business. Without limiting the generality of the foregoing, the Company will not (unless otherwise set forth in this Agreement): (i) authorize or effect any change in its Articles of Association; (ii) issue any new shares of the Company, cause or permit any sale or conveyance of any of the outstanding shares of the Company, or sell, assign, transfer or convey any of the assets of the Company; or (iii) solicit any offers for, provide detailed information in response to any unsolicited offers for, or conduct any negotiations with any other person or entity in respect of the sale of shares in the Company, or the assets of the Company or any substantial portion of such assets, in each such case - other than the grant of options or shares to directors/employees/consultants in the ordinary course of business or the issuance of snares in connection with an option or warrant exercise outstanding at the date hereof and other than any other action the Company is required to carry out prior to the Closing as set forth herein.

6.	Covenants of the Company.

6.1	Use of Proceeds.

               The Company shall utilize the funds received from the Investors under this Agreement in accordance with the budget of the Company attached hereto as Schedule 2.1, as updated from time to time in by the Board of Directors of the Company.

6.2	Amended Articles of Association.

Within 14 days of the Closing, the Company shall file the Amended Articles with the Israeli Registrar of Companies.

7.

Press Release. No party, other than Intel Atlantic Inc. (with respect to which the terms of the Side Agreement of even date hereof shall apply) shall issue any public statement or release concerning this Agreement and the transactions contemplated hereby without the prior written approval of the Company and Amadeus.

8.	Miscellaneous.

8.1	Survival of Representations; Indemnification.

               The warranties, representations and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

8.2	Successors and Assigns.

               Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including Permitted Transferees, as such term is defined in the Company’s Amended Articles, of any Issued Shares and Conversion Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.3	Finders Fee

               Each of the Company and the Investors represent as to themselves, that, other than as stated in Schedule 8.3, no person or entity shall be entitled to any broker’s or finder’s fees or any other commission or similar fee in connection with this Agreement. The Company agrees to indemnify and to hold harmless the Investors and the Investors agree to indemnify and hold harmless the Company and the Founders from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investors or the Company, or any of their respective officers, partners, employees, or representatives are respectively responsible.

8.4	Governing Law.

               The Company and the Investors agree that this Agreement shall be governed by and construed under the laws of the State of Israel and that the exclusive place of jurisdiction in any matter arising out of or in connection with this Agreement shall be the applicable Tel Aviv Court.

8.5	Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.6	Titles and Subtitles.

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.7	Notices.

               Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after the day of deposit with a National Post Office, if delivered by first class mail, postage prepaid, if addressed to a parry in the same country or fourteen (14) after deposit with a National Post Office, if delivered by first class mail, postage prepaid, if addressed to a party in a different country, (b) upon delivery, if delivered by hand (c) five (5) days after the day of deposit with recognized overnight courier service freight prepaid or (d) one (1) business days after the business day of facsimile transmission, if delivered by facsimile transmission with a copy by first class mail, postage prepaid, and each notice shall be addressed to the party to be notified at the address set forth in this section as follows:

For the Company.
Negevtech Ltd.
attn:	CEO
address:	Beit Tamar 12 Hamada St. Rehovot 76122

tel:	08-9366050
fax:	08-9366051

For the Investors:

As set out on Schedule A.

or at such other address as such party may designate by fourteen (14) days’ advance written notice to the other parties.

8.8	Expenses.

               Upon Closing, the Company will pay from the proceeds of the Investment the due diligence, legal and other professional fees and expenses actually incurred by Amadeus in connection with this transaction (“Expenses”), up to a total of $20,000 (plus VAT, if applicable). In the event that prior to the Closing, the Company decides not to consummate the transaction contemplated hereunder, then the Company shall pay all of Amadeus’ Expenses up to the point in time the transaction contemplated hereunder was abandoned, but in no event more than US$20,000.

8.9	Entire Agreement; Amendments and Waivers.

               This Agreement (together with the schedules and exhibits attached hereto) contains the entire understanding of the parties with respect to its subject matter and all prior negotiations, discussions, commitments, and understandings heretofore between them with respect thereto are merged herein. Any term of this Agreement may be amended, directly or indirectly, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Majority Investors, excluding, however, the number of shares issued to each Investor and the Price Per Share, that may not be changed with respect to such Investor unless such Investor has consented thereto in writing.

8.10	Severability.

               If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Amadeus III Affiliates Fund LP			Amadeus III

By:		By:

Name:		Name:

Title:		Title:

Date:		Date:

Negevtech Ltd.

By:

Name:	Rafi Yizhar

Title:	Director

Date:	26/9/06

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Amadeus III Affiliates Fund LP			Amadeus III

By:		By:

Name:		Name:

Title:		Title:

Date:		Date:

Negevtech Ltd.

By:

Name:	Eddy Shalev

Title:	Director

Date:	27th September, 2006

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Amadeus III Affiliates Fund LP		Amadeus III

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Negevtech Ltd.

By:

Name:

Title:

Date:

[2nd signature page to Series BB-4 Preferred Share Purchase Agreement in Negevtech Ltd. dated September 26, 2006]

IN WITNESS WHEREOF, we affix our signatures hereto as of the date set forth above.

SVE Star Ventures Enterprises Gmbh & Co. No. IX KG.
Wellington Partners Ventures III Technology Fund, L.P.		Intel Atlantic, Inc.

		By:		By:	Dr. Meir Barel

		Title:		Title:	Managing Director

By:	Ernst Mannheimer

Title:	Authorized Signatory

Star Management of Investments No. II (2000) L.P. By: Dr. Meir Barel Title: Managing Director		Star Growth Enterprise, a German Civil Law Partnership (with limitation of liability) By: SVM Star Ventures Managementgesellschaft mbH Nr. 3		Genesis Partners II, L.D.C.

		By:	Dr. Meir Barel	By:

		Title:	Managing Director	Title:

Genesis Partners II (Israel) L.P.		Poalim Ventures Ltd.		Poalim Ventures I Ltd.

By:		By:		By:

Title:		Title:		Title:

Poalim Ventures II L.P.

By:

Title:

IN WITNESS WHEREOF, we affix our signatures hereto as of the date set forth above.

SVE Star Ventures Enterprises Gmbh & Co. No. IX KG.
Wellington Partners Ventures III Technology Fund, L.P.	Intel Atlantic, Inc.
	By:	GARY KERSHAW	By:	Dr. Meir Barel

	Print Name:		Title:	Managing Director

	Title:	Assistant Treasurer

By:

Title:

Star Management of Investments No. II (2000) L.P. By: Dr. Meir Barel Title: Managing Director	Star Growth Enterprise, a German Civil Law Partnership (with limitation of liability) By: SVM Star Ventures Managementgesellschaft mbH Nr. 3		Genesis Partners II, L.D.C.

	By:	Dr. Meir Barel	By:

	Title:	Managing Director	Title:

Genesis Partners II (Israel) L.P.	Poalim Ventures Ltd.		Poalim Ventures I Ltd.

By:	By:		By:

Title:	Title:		Tile:

Poalim Ventures II L.P.

By:

Title:

[2nd signature page to Series BB-4 Preferred Share Purchase Agreement in Negevtech Ltd. dated September 26, 2006]

[2nd signature page to Series BB-4 Preferred Share Purchase Agreement in Negevtech Ltd. dated September 26, 2006]

IN WITNESS WHEREOF, we affix our signatures hereto as of the date set forth above.

SVE Star Ventures Enterprises Gmbh & Co. No. IX KG.
Wellington Partners Ventures III Technology Fund, L.P.		Intel Atlantic, Inc.

By:		By:		By:	Dr. Meir Barel

Title:		Title:		Title:	Managing Director

Star Management of Investments No. II (2000) L.P. By: Dr. Meir Barel Title: Managing Director		Star Growth Enterprise, a German Civil Law Partnership (with limitation of liability) By: SVM Star Ventures Managementgesellschaft mbH Nr. 3		Genesis Partners II, L.D.C.

		By:	Dr. Meir Barel	By:	Eddy Shalev

		Title:	Managing Director	Title:	Founder & Managing Partner

Genesis Partners II (Israel) L.P.		Poalim Ventures Ltd.		Poalim Ventures I Ltd.

By:	Eddy Shalev	By:		By:

Title:	Founder & Managing Partner	Title:		Tile:

Poalim Ventures II L.P.

By:

Title:

[2nd signature page to Series BB-4 Preferred Share Purchase Agreement in Negevtech Ltd. dated September 26, 2006]

IN WITNESS WHEREOF, we affix our signatures hereto as of the date set forth above.

SVE Star Ventures Enterprises Gmbh & Co. No. IX KG.
Wellington Partners Ventures III Technology Fund, L.P.	Intel Atlantic, Inc.

By:
	By:		By:	Dr. Meir Barel

Title:	Title:		Title:	Managing Director

Star Management of Investments No. II (2000) L.P. By: Dr. Meir Barel Title: Managing Director	Star Growth Enterprise, a German Civil Law Partnership (with limitation of liability) By: SVM Star Ventures Managementgesellschaft mbH Nr. 3		Genesis Partners II, L.D.C.

	By:	Dr. Meir Barel	By:

	Title:	Managing Director	Title:

Genesis Partners II (Israel) L.P.	Poalim Ventures Ltd.		Poalim Ventures I Ltd.

By:	By:		By:

Title:	Title:		Tile:

Poalim Ventures II L.P.

By:

Title:

[2nd signature page to Series BB-4 Preferred Share Purchase Agreement in Negevtech Ltd. dated September 26, 2006]

IN WITNESS WHEREOF, we affix our signatures hereto as of the date set forth above.

SVE Star Ventures Enterprises GmbH & Co. No. IX KG

By:	SVM Star Ventures Management GmbH No. 3

BY:

Dr. Meir Barel - Managing Director

Star Mangement of Investments No. II (2000) L.P.

By:

Dr. Meir Barel - Director

Star Growth Enterprise, & German Civil Law Partnership (with limitation of libility)

By:	SVM Star Ventures Management GmbH No. 3

By:

Dr. Meir Barel - Managing Director

SVM Star Ventures Managementgesellschaft mbH Nr. 3

By:

Dr. Meir Barel - Managing Director

Schedule A

List of Investors

Investor	Purchase Price $	Purchased Shares#	Address

Preferred BB-4 Shares

SVE Star Ventures Enterprises GmbH & Co. No. IX KG.	295,012	121,135	Star Ventures Management Attn. Michael Sailer Possartstrasse 9 D-81679 Munich Germany

Star Management of Investments No. II (2000) L.P.	38,759	15,915

Star Growth Enterprise, a German Civil Law Partnership (with limitation of Liability)	296,227	121,634

Poalim Ventures Ltd.	47,015	19,305	Alrov Tower, 46 Rothschild Blvd, Tel Aviv 66883, Israel Number for notices being delivered by facsimile: 03-5675760

Poalim Ventures I Ltd.	72,331	29,700

Poalim Ventures II L.P.	146,652	60,217

Genesis Partners II, L.D.C.	409,556	168,168	Ackerstein Towers B 11 HaMenofim St Herzliya, 46733 Israel

Genesis Partners II (Israel) L.P.	60,444	24,819

Intel Atlantic, Inc.	147,999	60,770	c/o Intel Corporation 2200 Mission College Boulevard M/S SC4-203 Santa Clara, CA 95052 USA

Wellington Partners Venture III Technology Fund L.P.	886,000	363,801	Theresienstrasse 6, 80333 Muenchen, Germany

Amadeus III*	2,186,906	897,966	Mount Pleasant House 2 Mount Pleasant Cambridge CB3 0RN

Amadeus III Affiliates Fund LP**	44,631	18,326	2711 Centerville Road Suite 400, Wilmington, New Castle County, Delaware 19808

* In addition, Aamdeus III shall pay the Company its portion of the Conversion Consideration ($1,384,528) in consideration for the conversion of 2,387,613 Founders’ Shares.

** In addition, Aamdeus III Affiliates Fund LP shall pay the Company its portion of the Conversion Consideration ($28,256) in consideration for the conversion of 48,727 Founders’ Shares.

Schedule B

Date: September 26, 2006

To:
1.	Amadeus III
Mount Pleasant House
2 Mount Pleasant
Cambridge
CB3 0RN

2.	Amadeus III Affiliates Fund LP
2711 Centerville Road,
Suite 400, Wilmington,
New Castle County,
Delaware 19808

(the “Investors”)

Re: Management Rights

Dear Ms./ Sirs,

This letter will confirm our agreement that pursuant to and effective as. of the purchase of an aggregate of 3,352,632 shares of Series BB-4 Preferred Shares of Negevtech, Ltd. (hereinafter the “Company”), pursuant to that certain Series BB-4 Preferred Share Purchase Agreement, dated September 26, 2006 (the “Share Purchase Agreement”) by and between the Investors, the Company and the other entities set forth therein, the Investors, for as long as they hold shares of the Company, will be entitled to the following contractual management rights, in addition to rights to non-public financial information, inspection rights, and other rights specifically provided to all investors in the Share Purchase Agreement and its ancillary documents (including without limitation, the Investors Rights Agreement (as defined in the Share Purchase Agreement):

(1)

The Investors shall be entitled to consult with and advise management of the Company on significant business issues, including management’s proposed annual operating plans, and management will meet with Investors regularly during each year at the Company’s facilities at mutually agreeable times for such consultation and advice and to review progress in achieving said plans.

(2)

The Investors may examine the books and records of the Company and inspect its facilities and may request information at reasonable times and intervals concerning the general status of the Company’s financial conditions and operations, provided that access to highly confidential proprietary information and facilities need not be provided to the Investors.

(3)

If and for so long as the Investors are not represented on the Company’s Board of Directors (whether through a director or an observer), the Company shall give a representative of the Investors (as will be designated in writing by the Investors) (the “Representative”) copies of all notices, minutes, consents, and other material that the Company provides to its directors; provided, however, that the Company reserves the right to exclude the Representative from access to any material the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons. Upon reasonable notice and at a scheduled meeting of the Board or such other time, if any, as the Board may determine in its sole discretion, such Representative may address the Board of Directors with respect to the Investor’s concerns regarding significant business issues facing the Company.

(4)

The Investors hereby agree on their behalf and on behalf of the Representative to hold in strict confidence and not to use or otherwise disclose any. confidential information provided to the Investors and/or to the Representative, or learned by any of them as a consequence of exercising the rights and privileges afforded to them under the terms of this letter agreement. The provisions of this paragraph 4 shall remain in effect notwithstanding any termination of this letter agreement.

(5)

The rights described herein shall terminate and be of no further force or effect upon the date of the closing of the sale of the Company’s securities pursuant to a registration statement filed by the Company under the Securities Act of 1933, as amended, in connection with the firm commitment underwritten offering of its securities to the general public, or equivalent law of another jurisdiction

Very truly yours,

Oz Desheh
Chief Financial Officer
Negevtech, Ltd.

Schedule C

SHARE TRANSFER AGREEMENT

This Share Transfer Agreement (this “Agreement”) dated as of September 26, 2006, by and between (i) Gadi Neumann of 3 HaYarden St., Rehovot and David Alumot of 5 Shoshanat HaAmakim, Rehovot (each a “Founder” and together, the “Founders”), and (ii) Amadeus III, a private company organized under the laws of England, with registered office at Mount Pleasant House, 2 Mount Pleasant, Cambridge England, and Amadeus III Affiliates Fund LP, a limited partnership organized under the laws of the state of Delaware, with registered office at 2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808 (both entities shall collectively be referred to as the “Purchaser”), (each of the Founders and the Purchaser a “Party” and collectively the “Parties”).

WHEREAS,

          the Purchaser wishes to consummate an investment in Negevtech Ltd. (the “Company”) in consideration for which, the Company shall issue the Purchaser Series BB-4 Preferred Shares of the Company, in accordance with that certain Series BB-4 Preferred Share Purchase Agreement between the Company and among others the Purchaser of even date hereof (the “Investment Transaction”), and

WHEREAS,	the Founders wish to sell to the Purchaser the entire shares of the Company held by them, and

WHEREAS	subject to the consummation of the Investment Transaction, the Purchaser wishes to purchase from the Founders such shares of the Company, on the terms and conditions set forth herein; and

WHEREAS

          it is a condition to the transfer of the Transfer Shares (as defined below) from the Founders to Amadeus, that the Transfer Shares be converted into series BB-4 Preferred Shares of the Company under such terms and conditions as shall be determined by the Company and the Purchaser; and

WHEREAS,

          the Company agrees to facilitate such transaction provided that the Founders agree to extend their non competition undertakings and reaffirm their undertaking to cooperate with the Company as set forth below.

NOW, THEREFORE, the Parties agree as follows:

1. Sale and Purchase of Shares

          1.1.     Subject to the terms of this Agreement, at the Closing (as defined below), the following transactions shall occur simultaneously (no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered).

          1.2.     784,502 Ordinary-Preferred Shares of the Company nominal value NIS 0.01 each (the “Ordinary Preferred Shares”) held by each of the Founders shall be converted into the same number (i.e., on a one for one basis) of fully paid and non-assessable Ordinary Shares of the Company, NIS 0.01 par value each (the “Ordinary Shares”) and the Company shall issue to each Founder for par value (an amount from the share premium account equal to the nominal value of such additional Ordinary Shares being attributed as payment on account of the nominal value of such additional Ordinary Shares) an additional number of 433,668 fully paid and non-assessable Ordinary Shares (the Ordinary Shares resulting from such conversion and the additional Ordinary Shares being issued collectively, the “Transfer Shares”);

          1.3.     Each of the Founders shall sell, assign, transfer and deliver to the Purchaser and the Purchaser shall purchase from each of the Founders all right, title and interest in and to the Transfer Shares, in consideration for the payment to each of the Founders of the aggregate amount of US$2,260,339 (the “Consideration”) as further set forth in Exhibit 1.1; and

          1.4.     Upon the Closing of the Investment Transaction, the Transfer Shares shall be converted into the same number (i.e., on a one for one basis) of fully paid and non-assessable Series BB-4 Preferred Shares of the Company, par value NIS 0.01 each of the same type that will be issued to the Purchaser pursuant to the Investment Transaction (the “Conversion” and the “Conversion Shares”, respectively) and shall be registered as such in the Company’s Shareholders’ Register.

2. Closing

          2.1.     The transactions contemplated hereby shall take place at a closing to be held on September 30, 2006, provided that all closing conditions set forth below have been satisfied or waived, or such other date as is mutually agreed (the “Closing”). At the Closing, all transactions shall be deemed to have occurred simultaneously and no action shall be effective until all actions have been completed or waived.

          2.2.     As of the Closing, the Founders shall deliver to the Purchaser the following documents:

                     2.2.1.     a waiver of the shareholders of the Company of their right of first refusal and co-sale rights in connection with the sale and purchase of the Transfer Shares contemplated hereunder (by way of written consent or evidence that such rights have lapsed).

                     2.2.2.     the consent of the Investment Center and/or Office of Chief Scientist of the Ministry of Industry and Trade of the State of Israel (“OCS”) for the transactions contemplated hereunder.

          2.3.     As a condition to and at the Closing, the Company and the Purchaser have closed the Investment Transaction.

          2.4.     As a condition to and at the Closing, each representation and warranty set forth in Section 3 shall be accurate and complete in all material respects and the Founders shall deliver to the Purchaser share transfer deeds, executed by the Founders, substantially in the form attached as Exhibit 2.4(a) hereto, effecting the transfer of the respective Transfer Shares from the Founders to the Purchaser (the “Share Transfer Deeds”). In addition, prior to the Closing, the Founders shall deliver to the Company (i) a letter of resignation from the Board of Directors of the Company and any affiliate thereof, effective as of and subject to the Closing, in the form attached hereto as Exhibit 2.4(b); (ii) an undertaking with respect to cooperation and non competition with the Company, in the form attached as Exhibit 2.4(c) hereto; and (c) surrender for cancellation the share certificates issued in their names.

          2.5.     As a condition to and at the Closing, there will have been no material adverse change in the financial or business condition or prospects of the Company, all in the sole judgment of the Purchaser.

          2.6.     As a condition to and at the Closing, the investment committee (or any other entity of the same nature) of the Purchaser shall have approved the final Agreement in accordance with the terms and conditions of this Agreement,

          2.7.     As a condition to and at the Closing, each representation and warranty set forth in Section 5 shall be accurate and complete in all material respects and the Purchaser shall:

                     2.7.1.     pay to each of the Founders the Consideration in US Dollars, by a bank transfer to the respective Founder’s accounts, pursuant to wiring instructions as set forth in Exhibit 1.1, or by a certified check, or by such other form of payment as is mutually agreed by each of the Founders and the Purchaser; and

                     2.7.2.     execute the Share Transfer Deeds.

3. Representations and Warranties of Founders

          Each of the Founders hereby represents, warrants and undertakes with respect to himself only, to Purchaser, and acknowledges that the Purchaser is entering into this Agreement in reliance thereon, that:

          3.1.     He has the full power and authority to execute and perform this Agreement and this Agreement constitutes his valid and binding obligation, enforceable against him in accordance with its terms.

          3.2.     He is the lawful owner of the Transfer Shares to be sold hereunder and upon sale and delivery of, and payment for, the Transfer Shares, as provided herein, he shall convey to the Purchaser good and marketable title to the Transfer Shares, free and clear of any and all liens, encumbrances, equities, claims, restrictions (except as set forth in the Company’s Articles of Association), options, proxies or other agreements of any kind whatsoever (“Lien”).

          3.3.     The execution and performance by Founder of this Agreement do not conflict with, or result in a breach or violation of, any agreement, judgment, order, laws or regulations applying to Founder, and do not require the consent or approval of any person, which consent or approval has not been obtained prior to the Closing hereof.

          3.4.     To the best of the Founder’s knowledge, no material claim has been brought against him, or is intended to be brought against him in any court of law or otherwise that would affect the sale of the Transfer Shares, or the transactions contemplated hereunder. The Founder has not initiated bankruptcy proceedings, nor does the Founder intend to initiate bankruptcy proceedings, nor is the Founder aware of any cause for any third party to initiate bankruptcy proceedings against the Founder.

          3.5.     Founder has had the opportunity to consult with an independent tax, financial and/or legal advisor with respect to the sale of the Transfer Shares prior to executing this Agreement, and Founder represents that the Consideration (as may be adjusted) for the Transfer Shares being transferred hereunder have been mutually agreed to by the Founders and the Purchaser.

4. Representations and Warranties of the Purchaser

          The Purchaser, hereby represents and warrants to each of the Founders, and acknowledges that the Founders are entering into this Agreement in reliance thereon, that:

          4.1.     Such Purchaser has the full power and authority to execute and perform this Agreement. This Agreement constitutes the valid and binding obligation of Purchaser, enforceable against it in accordance with its terms. The execution and performance by Purchaser of this Agreement do not conflict with, or result in a breach or violation of, any agreement, judgment, order, laws or regulations applying to Purchaser, and do not require the consent or approval of any person, which consent or approval has not been obtained prior to the date hereof

          4.2.     Such Purchaser is familiar with the Company’s business and with the rights and obligations attached to the Transfer Shares as set forth in the Company’s Articles of Association. The Purchaser represents that the Consideration for the Transfer Shares being transferred hereunder have been mutually agreed to by the Founders and the Purchaser.

          4.3.     Such Purchaser is experienced in investing in securities of hi-tech companies and can bear the economic risk of such investment, and is capable of evaluating the merits and risks of the investment in shares of the Company. The Purchaser is acquiring the Transfer Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof.

          4.4.     Such Purchaser is aware that the Company has received financing for certain research and development projects through the OCS and it is aware, and agrees to the application, of the provisions of the Law for the Encouragement of Industrial Research and Development, 5744-1984 and of Regulations promulgated thereunder and their applicability to the Company, including, inter alia:

(a)	the Company’s obligation to pay royalties to the State of Israel;

(b)

that the manufacture of any product developed as a result of any project so funded take place in the State of Israel unless the Research Committee of the OCS pursuant to the above law otherwise determines, subject to and pursuant to the above law; and

(c)	that know-how derived from any project so funded may not be transferred to third parties without the approval of the Research Committee of the OCS subject to and pursuant to the above law.

          4.5.     Such Purchaser is a “Venture Capital Fund” as defined in the Appendix to the Israeli Securities Law, 5768-1968.

5. Covenants

          5.1.     Until the Closing, the Founders shall not (i) sell, assign, transfer, deliver or otherwise dispose of any of the Transfer Shares, or (ii) create or permit to exist any Lien on any of the Transfer Shares except for such Liens existing as of the date hereof pursuant to the Articles of Association. In addition, Founders (with the assistance of the Company) shall take all actions to promptly issue any notices which are required to be issued in connection with the first refusal and co-sale rights which are applicable to the transactions contemplated by this Agreement, as promptly and efficiently as possible, to comply with all procedures and covenants which are relevant for such rights, in order to secure the full waiver of all such rights as quickly as possible. Founders and Purchaser acknowledge that, if any such rights are exercised, in whole or in part, or not duly waived prior to the Closing, the Purchaser, in its absolute discretion, shall be free not to complete this transaction and terminate this Agreement by written notice to the Founders.

          5.2.     Each of the Parties further undertakes to take all steps necessary and to perform all such actions as shall be required in order to effectuate the transactions contemplated hereby and the sale and purchase of the Transfer Shares in accordance with this Agreement.

          5.3.     Notwithstanding, in the event that the closing conditions set forth above have not been satisfied or waived prior to or on September 30, 2006, as may be extended from time to time by the Parties, then this Agreement shall terminate and be of no further force and effect.

6. Miscellaneous.

          6.1.     This Agreement, the preamble and all exhibits and schedules hereto constitute the full and entire understanding and agreement between the parties with regard to the sale and purchase of the Transfer Shares and supersede, nullify and terminate all prior agreements between the parties with regard to such subject matter. By executing this Agreement the parties waive all prior rights they may have with regard to the subject matters hereof and thereof.

          6.2.     Any notice required or permitted hereunder shall be in writing and shall be sent by registered mail, personal delivery or confirmed facsimile to the relevant parties hereto at the respective addresses set forth below (as may be changed by each of the parties from time to time). Any notice shall operate and be deemed to have been served, if personally delivered or sent by fax on the next following business day, and if by registered mail, within three business days of dispatch.

Each Founder’s address for the purposes of this Section 6.2 shall be as set forth in the preamble.

With a copy to:

Baratz, Horn & Co.
Attorneys at Law and Notaries
Fax:      972-3-6960986
Attn:     Yuval Horn, Adv.

The Purchaser’s address for the purposes of this Section 6.2 shall be:

Amadeus Capital Partners Ltd.
16 St James’s Street
London
Fax:
Atten:      Barak Maoz

With a copy to:

Meitar Liquornik Geva & Leshem Brandwein, Law Offices.
Fax:       972-3-6103102
Attn:      David Chertok, Adv.

The Company’s address for the purposes of this Section 6.2 shall be:

Beit Tamar
12 Hamada St.
Rehovot 76122
Fax:       08-9366051
Attn:      Chief Financial Officer

With a copy to:

Cohen, Cohen, Yaron-Eldar & Co., Law Offices
Fax:       972-3-753001
Attn:      David Cohen, Adv.

          6.3.     Each Party shall bear all costs and expenses related to this Agreement and the performance of its obligations hereunder, including all tax consequences. Without limiting the generality of the aforesaid, each Founder undertakes to fully pay any and all taxes chargeable to him under any applicable law and to make any tax report or filing required under such law when due.

          6.4.     This Agreement shall be governed by and interpreted in accordance with the laws of the State of Israel, without giving effect to the rules respecting conflict of law, and the competent courts of Tel Aviv - Jaffa shall have sole and exclusive jurisdiction over any dispute between the Parties.

          6.5.     This Agreement may not be amended except by a written and signed document executed by all Parties hereto.

          6.6.     If any provisions of this Agreement is held invalid or unenforceable, such invalidity or unenforceability shall not affect the other provisions of this Agreement, and, to that extent, the provisions of this Agreement are intended to be and shall be deemed severable.

          6.7.     All information furnished by any Party to the other Party in connection with this Agreement and the transactions contemplated hereby, as well as the terms, conditions and provisions of this Agreement, shall be kept confidential and shall be used only in connection with this Agreement and the transactions contemplated hereby, except to the extent that such information is required by law to be disclosed, whether in any document to be filed with any governmental department, or agency, domestic or foreign or otherwise and except as is required in order to comply with the first refusal and co-sale procedures to which the Founders are subject.

[Signature page follows]

IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto as of the day and year first hereinabove written.

Gadi Neumann		David Alumot

Signature:		Signature:

Amadeus III		Amadeus III Affiliates Fund LP

By:		By:

Title:		Title:

Signature:	Signature:	Signature:

[Signature Page to Share Transfer Agreement Dated September 26, 2006]

IN WITNESS WHEREOF, this Agreement has been executed by the Parties hereto as of the day and year first hereinabove written.

Gadi Neumann		David Alumot

Signature:		Signature:

Amadeus III		Amadeus III Affiliates Fund LP

By:		By:
Title:		Title:
Signature:	Signature:	Signature:

[Signature Page to Share Transfer Agreement Dated September 26, 2006]

Exhibit 1.1

Shares sold by Gad Neumann

Name of Purchaser	Address	No. of Transfer Shares	Consideration (in USD)	Wiring Instructions

		1,218,170 Ordinary Shares	2,260,339	Account number: 96253,

				at Israel Discount Bank Ltd. (bank number 11), 190 Hertzel Street (branch number 045), Rehovot, Israel.

				IBAN: IL1104596253

				Swift Code:

				IDBLILIT

Shares sold by David Alumot

Name of Purchaser	Address	No. of Transfer Shares	Consideration (in USD)	Wiring Instructions

		1,218,170 Ordinary Shares	2,260,339	Account number: 171209/93,

				Bank Leurni (bank number 10), “Asakim” branch 10 Plaut Street (branch number 978), Rehovot, Israel.

				IBAN:
				IL1097817120993

				Swift Code:

				LUMIILITXXX

Deed of Transfer of Shares

I, David Alumot, of 5 Shoshanat HaAmakim, kehovot, in consideration of the sum of US$90,414 paid to me by Amadeus III Affiliates Fund LP, of 2711 Centervilie Road, Suite 400, Wilmington, New Castle County, Delaware (the “Transferee”) do hereby transfer to the Transferee, as of September 28, 2006, 48,727 Ordinary Shares having par value of NIS 0.01 each of Negevtech Ltd., registered in my name, to hold unto the Transferee, its executors, administrators, and assigns; and I, the Transferee, do hereby agree to accept the said shares.

As witness we have hereunder set our hands the 28 day of September 2006.

David Alumot

5 Shoshanat HaAmakun, Rehovot

By:
Title:

Deed of Transfer of Shares

I, Gad Neumann, of 3 HaYardcn St., Rehovot, in consideration of the sum of US$2,260,339 paid to me by Amadeus III, of 2 Mount Pleasant, Cambridge England (the “Transferee”) do hereby transfer to the Transferee, as of September 28, 2006, 1,218,170 Ordinary Shares having par value of NIS 0.01 each of Negevtech Ltd., registered in my name, to hold unto the Transferee, its executors, administrators, and assigns; and I, the Transferee, do hereby agree to accept the said shares.

As witness we have hereunder set our hands the 28 day of September 2006.

Gad Neumann

3 HaYarden St., Rehovot

By:
Title:

Deed of Transfer of Shares

I, David Alumot, of 5 Shoshanai HaAmakim, Rehovot, in consideration of the sum of US$2,169,925 paid to me by Amadeus III, of 2 Mount Pleasant, Cambridge England (the “Transferee”) do hereby transfer to the Transferee, as of September 28, 2006, 1,169,443 Ordinary Shares having par value of NIS 0.01 each, of Negevtcch Ltd., registered in my name, to hold unto the Transferee, its executors, administrators, and assigns; and I, the Transferee, do hereby agree to accept the said shares.

As witness we have hereunder set onr hands the 28 day of September 2006,

David Alumot

5 Shoshanat HaAmakim, Rehovot

By:
Title:

Exhibit 2.4 (c)

Date:

To
Negevtech Ltd.
***
12 Hamada St.
Rehovot, 76122

Dear Sirs,

For sale of shares by the founders – cooperative and Non Cooperative Undertakings

Each of the undersigned hereby:

(i.)

Reaffirms his undertakings to cooperate with the Company in accordance with the terms of Section 5 of the Agreement dated December 26, 2004 between the undersigned and the Company (the agreement concerning his departure from the Company) and that accept for the provisions of Sections 1.5, 3 and 9 thereof, that shall remain in *** such Agreement (as amended in March 2005 and on September 13, 2005) is terminated and shall have no further *** or ***; and

(ii.)

Agrees and undertakes that subject to the closing of the Share Transfer Agreement dated ____ (to which this letter is attached), the non competition undertaking set forth in Section 6.2(i) of his respective Services Agreement dated December 25, 2004 (the “Services Agreement”) shall be extended until second anniversary of the closing of such Share Transfer Agreement and confirms that other than such extension, no other changes are made to the Services Agreement and that Section 6.3, 6.4, 6.5, 10.1, 10.4, 10.9, 10.10 and 10.13 of the Services Agreement shall apply to the undersigned extended non competition undertaking herein.

Sincerely,

Gad Neumann	David Alumot

Signature:	Signature:

Schedule 1.3(a)(i)

ACTION BY UNANIMOUS WRITTEN CONSENT
OF THE SHAREHOLDERS
OF NEGEVTECH LTD.
(IN LIEU OF A GENERAL MEETING AND ANY ADJOURNMENT
THEREOF)
DATED SEPTEMBER 17, 2006

In lieu of a General Meeting of the shareholders of Negevtech Ltd. (the “Company”), the undersigned, constituting all of the shareholders of the Company, hereby waive any requirement of prior notice and separate class meetings and adopt the following resolutions as resolutions in writing:

1.	Changes in Share Capital

          In connection with the closing of the Company’s proposed Series BB-4 Preferred Shares financing (the first of such closings, if there will be more than one, the “Closing” and the “Financing”, respectively) it is necessary to make certain changes to the Company’s registered (authorized) and unissued and registered (authorized) and issued share capital. Accordingly, the following resolutions are hereby unanimously adopted:

1.1.	Increase in Registered (Authorized) Share Capital and Creation of New Class of Shares; Amendment of Memorandum of Association and Articles of Association

Resolved, unanimously all subject to and effective immediately prior to the Closing, to increase the registered (authorized) share capital of the Company by NIS 94,301 divided into 2,563,700 newly created Series BB-4 Preferred Shares nominal value NIS 0.01 each (“Series BB-4 Preferred Shares”) and 6,866,400 Ordinary Shares nominal value NIS 0.01 each (“Ordinary Shares”) and to amend the Memorandum of Association and Articles of Association of the Company accordingly.

The powers, preferences, rights and restrictions of the Series BB-4 Preferred Shares and other matters relating thereto shall be as set forth from time to time in the Articles of Association of the Company.

1. 2	Sale and Conversion of Shares Held by Founders

Dr. Gadi Neumann and Mr. David Alumot (jointly the “Founders”) have conveyed their interest in selling all their shares in the Company in connection with the Financing. In connection with such sale by the Founders, all 1,569,004 Ordinary-Preferred Shares nominal value NIS 0.01 each (“Ordinary-Preferred Shares”) held by the Founders will be converted into the same number (i.e, on an one for one basis) of Ordinary Shares, and upon such conversion arid pursuant to Article 10 of the Company’s current Articles of Association (the “Current Articles”), the Company shall issue to the Founders an additional 867,336 fully paid and non-assessable Ordinary Shares (an amount from the share premium account equal to the nominal value of such additional Ordinary Shares being attributed as payment on account of the nominal value of such additional Ordinary Shares). Accordingly, the total number of Ordinary Shares resulting from the conversion of all Ordinary-Preferred Shares will be 2,436,340 Ordinary Shares. All of these Ordinary Shares will be sold by the Founders to Amadeus III and Amadeus III Affiliates Fund LP (collectively, “Amadeus”), the lead investor in the Financing. Immediately upon the consummation of the transfer of the Ordinary Shares as aforesaid, the Company has agreed to convert such Ordinary Shares into the same number of Series BB-4 Preferred Shares with equal rights to the Series BB-4 Preferred Shares being issued to the investors in the Financing, in consideration for the payment to the Company of US$0.5799 per share (the “Conversion Consideration”). As an inducement to the Company’s agreement to such conversion, the Founders agreed to extend their non competition undertakings and reaffirm their undertaking to cooperate with the Company.

It was therefore RESOLVED, unanimously, to approve, to the extent required, all subject and effective immediately prior to or at the Closing, as applicable:

(i)

To convert the 1,569,004 Ordinary-Preferred Shares held by the Founders into 1,569,004 (i.e, on an one for one basis) fully paid and non-assessable Ordinary Shares and upon such conversion, and pursuant to Article 10 of the Current Articles, to issue to the Founders an additional 867,336 fully paid and non-assessable Ordinary Shares (433,668 Ordinary Shares each) (an amount from the share premium account equal to the nominal value of such additional Ordinary Shares to be attributed as payment on account of the nominal value of such additional Ordinary Shares), so that the total number of Ordinary Shares resulting from the conversion of all the Ordinary-Preferred Shares will be 2,436,340 Ordinary Shares. The Ordinary Shares resulting from such conversion including the additional Ordinary Shares so issued shall collectively be referred to as the “‘Transfer Shares”;

(ii)

To approve the transfer at the Closing of the Transfer Shares to Amadeus notwithstanding any restrictions on transferability of shares by the Founders as set forth in the Current Articles or otherwise;

(iii)

Upon the transfer of the Transfer Shares from the Founders to Amadeus as aforesaid and receipt of payment from Amadeus of the Conversion Consideration, the Transfer Shares shall be automatically converted into the same number of Series BB-4 Preferred Shares and shall be registered as such in the Company’s Shareholders’ Register and such Series BB-4 Preferred Shares shall have equal rights and rank pari passu in all respects with the Series BB-4 Preferred Shares being issued to the investors in the Financing. Such Series BB-4 Preferred Shares and the Ordinary Shares into which they may be converted, when issued and paid for (or deemed paid for) in accordance with the aforesaid and the Company’s Articles of Association, as shall be in effect from time to time, will be duly authorized, validly issued, fully paid and non-assessable.

The undersigned acknowledge that they are aware of the interests of Gad Neumann, a director of the Company, in this resolution due to his interests in the transactions contemplated thereby.

1.3	Summary; Authorization to sign and deliver notices; General

Accordingly, effective immediately following the increase of share capital provided for in item 1.1 above, the conversion of the Ordinary-Preferred Shares held by the Founders provided for in item 1.2 above and the transfer of the resulting Ordinary Shares to Amadeus and the conversion thereof into the same number of Series BB-4 Preferred Shares, as described in item 1.2 above, immediately following the Closing, the registered (authorized) share capital of the Company will be NIS 950,001 divided into:

(a) 53,000,060 Ordinary Shares of which 469,449 will be issued and outstanding;

(b) 15,000,000 Series AA Preferred Shares of which 13,144,070 will be issued and outstanding;

(c) 12,137,708 Series BB-1 Preferred Shares of which 8,152,256 will be issued and outstanding;

(d) 4,000,000 Series BB-2 Preferred Shares of which 3,597,106 will be issued and outstanding;

(e) 5,862,292 Series BB-3 Preferred Shares of which 5,859,274 will be issued and outstanding; and

(f) 5,000,040 Series BB-4 Preferred Shares, the number of which that will be issued and outstanding will be determined as of the Closing.

The powers, preferences, rights and restrictions of which and other matters relating thereto shall be as set forth from time to time in the Articles of Association of the Company.

Resolved, unanimously, to authorize each of the Company’s directors to sigh and deliver any notices required with respect to the above to the Registrar of Companies in the name of the Company and on its behalf.

2.	Adoption of New Articles of Association

Resolved, unanimously, to approve and adopt, subject to and effective immediately prior to the Closing, the New Articles of Association attached hereto as Exhibit A (the “New Articles”), as the Articles of Association of the Company, such New Articles to be filed by the Company with the Companies Registrar, in place of the Current Articles.

It was further resolved, unanimously, to authorize each of the Company’s directors to sign and deliver any notices required with respect to the above to the Registrar of Companies in the name of the Company and on its behalf.

The undersigned acknowledge that they are aware of the interests of certain of the directors of the Company in the New Articles, either as grantees of special rights pursuant thereto or due to their interests in grantees of special rights pursuant thereto.

3.	Approval of Share Purchase Agreement and Amendment to Shareholders Rights Agreement; Authorization of Sale and Issuance of Shares; General Authorization and Approval

RESOLVED, unanimously, to authorize and approve, all subject to and effective immediately prior to the Closing, the following:

3.1.

That certain Series BB-4 Preferred Share Purchase Agreement, between the Company and the Investors, as defined therein, with respect to the Financing, substantially in the form attached hereto as Exhibit B, for the sale of Series BB-4 Preferred Shares to certain Investors (the “Share Purchase Agreement”) including, the execution, delivery and performance of the Share Purchase Agreement, the consummation of the transactions provided for therein and the performance by the Company of its obligations thereunder, including, inter alia, the issuance and sale of Series BB-4 Preferred Shares, the conversion of certain Ordinary Shares into Series BB-4 Preferred Shares provided for in item 1.2 above, and the issuance of any shares issuable upon the conversion thereof, all of the above without need for any further act, approval or authority of the Company’s Board of Directors or of the Shareholders of the Company, and all ancillary transactions, documents, schedules and exhibits contemplated by and/or associated with the Share Purchase Agreement (whether or not approved separately herein) and to authorize any two of the directors of the Company to execute and deliver the Share Purchase Agreement in the name of the Company and on its behalf, with such changes therein or additions thereto as such directors executing the Share Purchase Agreement shall approve, with the understanding that substantive changes to the Share Purchase Agreement shall be submitted to the Company’s Board of Directors and only the Board of Directors, for its approval (such approval deemed to be granted by the shareholders). Such Series BB-4 Preferred Shares, the Ordinary Shares into which such shares may be converted and any additional Ordinary Shares issued in connection with such conversion, when issued and paid for (or deemed paid for) in accordance with the provisions of the Share Purchase Agreement and the New Articles will be duly authorized, validly issued, fully paid and non-assessable.

3.2.

That certain Second Amendment to Shareholders Rights Agreement, between the Company and the parties thereto, as defined therein, substantially in the form attached hereto as Exhibit C (the “Second Amendment to Shareholders Rights Agreement”), including, inter alia, the execution, delivery and performance of the Second Amendment to Shareholders Rights Agreement and to authorize any two of the directors of the Company to execute and deliver the Second Amendment to Shareholders Rights Agreement in the name of the Company and on its behalf, with such changes therein or additions thereto as such directors executing the Second Amendment to Shareholders Rights Agreement shall approve with the understanding that substantive changes to the Second Amendment to Shareholders Rights Agreement shall be submitted to the Company’s Board of Directors and only the Board of Directors, for its approval (such approval deemed to be granted by the shareholders).

3.3.

Any other matter described or set forth in the Share Purchase Agreement and/or the Second Amendment to Shareholders Rights Agreement which requires the authorization or approval of the Board of Directors or of the Shareholders of the Company and to authorize any two of the directors of the Company to take such acts and to execute such documents in the name of the Company and on its behalf as may be required to implement the Share Purchase Agreement and/or the Second Amendment to Shareholders Rights Agreement and the transactions contemplated therein.

3.4.

That the execution, delivery and performance of the Share Purchase Agreement and the Second Amendment to Shareholders Rights Agreement and the consummation of the transactions provided for therein do not prejudice the best interests of the Company.

The undersigned acknowledge that they are aware of the interests of certain of the directors of the Company in the Financing, the Share Purchase Agreement and the Second Amendment to Shareholders Rights Agreement, either as direct parties thereto or due to their interests in parties thereto.

4.	Omnibus Resolutions

RESOLVED, unanimously, that the undersigned deem the actions sanctioned by the foregoing resolutions to be advisable and in the best interests of the Company and its shareholders.

RESOLVED, unanimously, that any of the appropriate officers of the Company be, and each of them hereby is, authorized to prepare, execute, deliver and perform, as the case may be, such agreements, amendments, applications, approvals, certificates, communications, consents, demands, directions, documents, further assurances, instruments, notices, orders, requests resolutions, supplements or undertakings, as each such officer, in his discretion, shall deem necessary or advisable to carry out the intent and purposes of the foregoing resolutions; and that the preparation, execution, delivery and performance of any such agreements, amendments, applications, approvals, certificates, communications, consents, demands, directions, documents, further assurances, instruments, notices, orders, requests, resolutions, supplements or undertakings shall be conclusive evidence of the approval of the Company’s Board of Directors thereof and all matters relating thereto.

RESOLVED, unanimously, that any and all actions heretofore taken by the officers of the Company in the name and on behalf of the Company in furtherance of the preceding resolutions, are hereby ratified, approved and adopted.

In addition to each of the undersigned’s consent to the foregoing resolutions, each of the undersigned hereby confirms that none of the issued and outstanding shares of the Company have been issued in violation of any pre-emptive rights, rights of first refusal or other similar rights it may have, whether pursuant to the Articles of Association of the Company or to any agreement to which it may be a party or otherwise, and hereby waives any pre-emptive rights, rights of first refusal, co-sale rights or other similar rights it may have pursuant to the Articles of Association (old and new) of the Company or to any agreement or otherwise with respect to (A) any of the Series BB-4 Preferred Shares which will be issued pursuant to the Share Purchase Agreement, except to the extent of its participation as provided under the Share Purchase Agreement, and (B) any other shares issuable to the holders of the Series BB-4 Preferred Shares upon conversion or otherwise pursuant to the New Articles and/or the Share Purchase Agreement to protect them against dilution.

Each person or entity signed below further acknowledges, confirms and agrees that its signature below also constitutes a separate written consent of each person or entity who is a holder of shares of the Company for all purposes for which the consent of such shareholder or all shareholders is required in connection with the above matters, whether as holders of a separate class of shares, including Ordinary Shares, Ordinary-Preferred Shares, Series AA Preferred Shares, Series BB-1 Preferred Shares, Series BB-2 Preferred Shares, Series BB-3 Preferred Shares, or otherwise, pursuant to the Articles of Association of the Company, to any agreement to which the undersigned or the Company is a party or otherwise.

Each of the undersigned represents that he, she or it is the registered owner of and has the right and legal power to execute this written consent with respect to the number of issued and outstanding shares of the capital of the Company held by him, her or it and that each person signing his or her name below in a representative capacity has the requisite authority so to act. This resolution may be signed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

[THE REMINDER OF THIS PAGE IS INTETIONALLY LEFT BLANK]

[Signature Page September 2006 General Meeting]

IN WITNESS WHEREOF, we affix our signatures hereto as of the date set forth above.

Gad Neumann	David Alumot	Pitango Venture Capital Fund III (Israeli Sub) L.P.

Pitango Venture Capital Fund III (Israeli Sub.) Non-Q L.P.	Pitango Venture Capital Fund III (Israeli Investors) L.P.	Pitango JP Morgan Fund III (Israel), L.P.

Pitango Principles Fund III (Israel) L.P.	Pitango Venture Capital Fund III Trusts 2000 L.P.	Canada Israel Opportunity Fund III, L.P.

Shrem, Fudim, Kelner Founders Group II L.P.	Shrem Fudim Kelner & Co. Ltd.	Qualitau Ltd.

SVE Star Ventures Enterprises Gmbh & Co. No. IX KG.	Star Management of Investments No. II (2000) L.P.	Star Growth Enterprise, a German Civil Law Partnership (with limitation of liability)

SVM Star Ventures Managementgesellschaft mbH Nr. 3	Lehman Brothers Holdings plc (on behalf of pre-tax plan)	Lehman Brothers Partnership Account 2000/2001, L.P.

Lehman Brothers European Venture Capital L.P.	Lehman Brothers Offshore Partnership Account 2000/2001, L.P.	Orbotech Technology Ventures L.P.

Intel Atlantic, Inc.	Genesis Partners II, L.D.C.	Genesis Partners II (Israel), L.P.

Poalim Ventures Ltd.	Poalim Ventures I Ltd.	Poalim Ventures II L.P.

Wellington Partners Venture III Technology Fund L.P.	Shrem Fudim Kelner Founders Group II Annex Fund L.P.

FINANCIERE SESO S.A.	Inter Hightech (1982) Ltd. (Previously TICI)	Eliyahu Lerner, CPA (as trustee)

Schedule 1.3(a)(ii)

SHARES XXX		NUMBER O1-XXX

NEGEVTECH LTD.

Share Certificate

This is to certify that

       [Shareholder]

Is the Registered Holder of                   XXX

Series BB-4 Preferred Shares of par value NIS 0.01 each,

Numbered                                         XXX - XXX

Inclusive, fully paid up in the above named Company, subject to

The Memorandum and Articles of Association of the Company.
Given under the Company's Stamp This __th day of ___, 2006

—————————————— DIRECTOR	COMPANY STAMP	—————————————— DIRECTOR

Schedule 1.3(a)(iii)

Written Resolution of the Board of Directors of
Negevtech Ltd. (the “Company”)
Adopted by Unanimous Written Consent
Effective as of August 31, 2006

The undersigned, constituting all of the members of the Board of Directors of the Company (the “Board”), hereby adopt the following resolutions by way of unanimous written consent in lieu of holding a formal meeting on the above date and hereby waive any notice whatsoever in connection therewith:

1.	Changes in Share Capital

          In connection with the closing of the Company’s proposed Series BB-4 Preferred Shares financing (the first of such closings, if there will be more than one, the “Closing” and the “Financing”, respectively) it is necessary to make certain changes to the Company’s registered (authorized) and unissued and registered (authorized) and issued share capital. Accordingly, the Board hereby resolves, to approve, and to recommend to the Company’s shareholders to approve the following resolutions:

	1.1.	Increase in Registered (Authorized) Share Capital and Creation of New Class of Shares; Amendment of Memorandum of Association and Articles of Association

Resolved, to approve, and to recommend to the Company’s shareholders to approve, all subject to and effective immediately prior to the Closing, an increase of the registered (authorized) share capital of the Company by NIS 94,301 divided into 2,563,700 newly created Series BB-4 Preferred Shares nominal value NIS 0.01 each (“Series BB-4 Preferred Shares”) and 6,866,400 Ordinary Shares nominal value NIS 0.01 each (“Ordinary Shares”) and to amend the Memorandum of Association and Articles of Association of the Company accordingly.

	1.2.	Sale and Conversion of Shares Held by Founders

Dr. Gadi Neumann and Mr. David Alumot (jointly the “Founders”) have conveyed their interest in selling all their shares in the Company in connection with the Financing. In connection with such sale by the Founders, all 1,569,004 Ordinary-Preferred Shares nominal value NIS 0.01 each (“Ordinary-Preferred Shares”) held by the Founders will be converted into the same number (i.e, on an one for one basis) of Ordinary Shares, and upon such conversion and pursuant to Article 10 of the Company’s current Articles of Association (the “Current Articles”), the Company shall issue to the Founders an additional 867,336 fully paid and non-assessable Ordinary Shares (an amount from the share premium account equal to the nominal value of such additional Ordinary Shares being attributed as payment on account of the nominal value of such additional Ordinary Shares). Accordingly, the total number of Ordinary Shares resulting from the conversion of all Ordinary-Preferred Shares will be 2,436,340 Ordinary Shares. All of theses Ordinary Shares will be sold by the Founders to Amadeus III and Amadeus III Affiliates Fund LP (collectively, “Amadeus”), the lead investor in the Financing, Immediately upon the consummation of the transfer of the Ordinary Shares to Amadeus as aforesaid, the Company has agreed to convert such Ordinary Shares into the same number of Series BB-4 Preferred Shares with equal rights to the Series BB-4 Preferred Shares being issued to the investors in the Financing, in consideration for the payment to the Company of US$0.5799 per share (the “Conversion Consideration”). As an inducement to the Company’s agreement to such conversion, the Founders agreed to extend their non competition undertakings and reaffirm their undertaking to cooperate with the Company.

It was therefore RESOLVED, unanimously, to approve, and to recommend to the Company’s shareholders to authorize and approve, to the extent required, all subject and effective immediately prior to or at the Closing, as applicable:

(i)

To convert the 1,569,004 Ordinary-Preferred Shares held by the Founders into 1,569,004 (i.e, on an one for one basis) fully paid and non-assessable Ordinary Shares and upon such conversion, and pursuant to Article 10 of the Current Articles, to issue to the Founders an additional 867,336 fully paid and non-assessable Ordinary Shares (433,668 Ordinary Shares each) (an amount from the share premium account equal to the nominal value of such additional Ordinary Shares to be attributed as payment on account of the nominal value of such additional Ordinary Shares), so that the total number of Ordinary Shares resulting from the conversion of all the Ordinary-Preferred Shares will be 2,436,340 Ordinary Shares. The Ordinary Shares resulting from such conversion including the additional Ordinary Shares so issued shall collectively be referred to as the “Transfer Shares”;

(ii)

To approve the transfer at the Closing of the Transfer Shares to Amadeus notwithstanding any restrictions on transferability of shares by the Founders as set forth in the Current Articles or otherwise;

(iii)

Upon the transfer of the Transfer Shares from the Founders to Amadeus as aforesaid and receipt of payment from Amadeus of the Conversion Consideration, the Transfer Shares shall be automatically converted into the same number of Series BB-4 Preferred Shares and shall be registered as such in the Company’s Shareholders* Register and such Series BB-4. Preferred Shares shall have equal rights and rank pari passu in all respects with the Series BB-4 Preferred Shares being issued to the investors in the Financing, Such Series BB-4 Preferred Shares and the Ordinary Shares into which they may be converted, when issued and paid for (or deemed paid for) in accordance with the aforesaid and the Company’s Articles of Association, as shall be in effect from time to time, will be duly authorized, validly issued, fully paid and non-assessable.

The undersigned acknowledge that they are aware of the interests of Gad Neumann in this resolution due to his interests in the transactions contemplated thereby and therefore, that his signature hereunder is for the purpose of adopting a resolution in writing.

	1.3	Summary; Authorization to sign and deliver notices; General

Accordingly, effective immediately following the increase of share capital provided for in item 1.1 above, the conversion of the Ordinary-Preferred Shares held by the Founders provided for in item 1.2 above and the transfer of the resulting Ordinary Shares to Amadeus and the conversion thereof into the same number of Series BB-4 Preferred Shares, as described in item 1.2 above, immediately following the Closing, the registered (authorized) share capital of the Company will be NIS 950,001 divided into:

(a) 53,000,060 Ordinary Shares of which 469,449 will be issued and outstanding;

(b) 15,000,000 Series AA Preferred Shares of which 13,144,070 will be issued and outstanding;

(c) 12,137,708 Series BB-1 Preferred Shares of which 8,152,256 will be issued and outstanding;

(d) 4,000,000 Series BB-2 Preferred Shares of which 3,597,106 will be issued and outstanding;

(e) 5,862,292 Series BB-3 Preferred Shares of which 5,859,274 will be issued and outstanding; and

(f) 5,000,040 Series BB-4 Preferred Shares, the number of which that will be issued and outstanding will be determined as of the Closing.

The powers, preferences, rights and restrictions of which and other matters relating thereto shall be as set forth from time to time in the Articles of Association of the Company.

Resolved, unanimously, to authorize each of the Company’s directors to sign and deliver any notices required with respect to the above to the Registrar of Companies in the name of the Company and on its behalf.

2.	Adoption of New Articles of Association

Resolved, to approve and adopt, and to recommend to the Company’s shareholders to approve and adopt, subject to and effective immediately prior to the Closing, the New Articles of Association attached hereto as Exhibit A (the “New Articles”), as the Articles of Association of the Company, such New Articles to be filed by the Company with the Companies Registrar, in place of the Current Articles.

It was further resolved, unanimously, to authorize each of the Company’s directors to sign and deliver any notices required with respect to the above to the Registrar of Companies in the name of the Company and on its behalf.

The undersigned acknowledge that they are aware of the interests of certain of the directors of the Company in the New Articles, either as grantees of special rights pursuant thereto or due to their interests in grantees of special rights pursuant thereto.

3.	Approval of Share Purchase Agreement and Amendment to Shareholders Rights Agreement; Authorization of Sale and Issuance of Shares; General Authorization and Approval

Resolved, to approve, and to recommend to the Company’s shareholders to approve, the following:

3.1.

That certain Series BB-4 Preferred Share Purchase Agreement, between the Company and the Investors, as defined therein, with respect to the Financing, substantially in the form attached hereto as Exhibit B, for the sale of Series BB-4 Preferred Shares to certain Investors (the “Share Purchase Agreement”) including, the execution, delivery and performance of the Share Purchase Agreement, the consummation of the transactions provided for therein and the performance by the Company of its obligations thereunder, including, inter alia, the issuance and sale of Series BB-4 Preferred Shares, the conversion of certain Ordinary Shares into Series BB-4 Preferred Shares provided for in item 1.2 above, and the issuance of any shares issuable upon the conversion thereof, all of the above without need for any further act, approval or authority of the Company’s Board of Directors, of the Shareholders or of the Company, and all ancillary transactions, documents, schedules and exhibits contemplated by and/or associated with the Share Purchase Agreement (whether or not approved separately herein) and to authorize any two of the directors of the Company to execute and deliver the Share Purchase Agreement in the name of the Company and on its behalf, with such changes therein or additions thereto as such directors executing the Share Purchase Agreement shall approve, with the understanding that substantive changes to the Share Purchase Agreement shall be submitted to the Company’s Board of Directors for its approval. Such Series BB-4 Preferred Shares, the Ordinary Shares into which such shares may be converted and any additional Ordinary Shares issued in connection with such conversion, when issued and paid for (or deemed paid for) in accordance with the provisions of the Share Purchase Agreement and the New Articles will be duly authorized, validly issued, fully paid and non-assessable.

3.2.

That certain Second Amendment to Shareholders Rights Agreement, between the Company and the parties thereto, as defined therein, substantially in the form attached hereto as Exhibit C (the “Second Amendment to Shareholders Rights Agreement”), including, inter alia, the execution, delivery and performance of the Second Amendment to Shareholders Rights Agreement and to authorize any two of the directors of the Company to execute and deliver the Second Amendment to Shareholders Rights Agreement in the name of the Company and on its behalf, with such changes therein or additions thereto as such directors executing the Second Amendment to Shareholders Rights Agreement shall approve with the understanding that substantive changes to the Second Amendment to Shareholders Rights Agreement shall be submitted to the Company’s Board of Directors for its approval.

3.3.

Any other matter described or set forth in the Share Purchase Agreement and/or the Second Amendment to Shareholders Rights Agreement which requires the authorization or approval of the Board of Directors or of the Shareholders of the Company and to authorize any two of the directors of the Company to take such acts and to execute such documents in the name of the Company and on its behalf as may be required to implement the Share Purchase Agreement and/or the Second Amendment to Shareholders Rights Agreement and the transactions contemplated therein.

3.4.

That the execution, delivery and performance of the Share Purchase Agreement and the Second Amendment to Shareholders Rights Agreement and the consummation of the transactions provided for therein do not prejudice the best interests of the Company.

The undersigned acknowledge that they are aware of the interests of certain of the directors of the Company in the Financing, the Share Purchase Agreement and the Second Amendment to Shareholders Rights Agreement, either as direct parties thereto or due to their interests in parties thereto.

4.	Convening of General Meeting

Resolved, unanimously, that general meetings of the shareholders of the Company be convened, for the purpose of obtaining the approval of the Company’s shareholders to the matters approved above and any other matters that may lawfully be brought for shareholder approval at such meeting.

It is further resolved, unanimously, that any director of the Company be authorized to determine the time and place of the above meeting and to send notices thereof to the shareholders, it being agreed that if all shareholders agree in writing to the above, the meeting may not be held.

5.	Extension of Exercise Period of Options Granted to Noam Dotan

Noam Dotan (“Dotan”) was employed by the Company until August 31, 2005. In an Amendment to Dotan’s Employment Agreement, executed on March 1, 2005, the Company agreed that upon termination of Dotan’s employment, his unvested options scheduled to vest within a year of such termination shall accelerate and become immediately vested upon such termination and that any vested options (including due to acceleration) shall remain exercisable for a period of one year following termination. Since such one year period shall terminate on August 31, 2006 and due to that fact that Dotan is currently providing services to the Company, the Company wishes to extend the exercise period of Dotan’s vested options by one additional year, until August 31, 2007.

Resolved, to approve and ratify the Amendment to Dotan’s Employment Agreement as provided for above and to extend the exercise period of the vested options held by Dotan by one year, so that notwithstanding any provision to the contrary in the Company’s ESOP and/or in the Option Agreement between Dotan and the Company, all vested options, as described above, hold by Dotan, shall be exercisable until August 31, 2007.

6.	Omnibus Resolutions

Resolved, to approve, and to recommend to the Company’s shareholders to approve, that any of the appropriate officers of the Company be, and each of them hereby is and will be, authorized to prepare, execute, deliver and perform, as the case may be, such agreements, amendments, applications, approvals, certificates, communications, consents, demands, directions, documents, further assurances, instruments, notices, orders, requests resolutions, supplements or undertakings, as each such officer, in his discretion, shall deem necessary or advisable to carry out the intent and purposes of the foregoing resolutions; and that the preparation, execution, delivery and performance of any such agreements, amendments, applications, approvals, certificates, communications, consents, demands, directions, documents, further assurances, instruments, notices, orders, requests, resolutions, supplements or undertakings shall be conclusive evidence of the approval of the Company’s Board of Directors thereof and all matters relating thereto.

It was further resolved, unanimously, that any and all actions heretofore taken by the officers of the Company in the name and on behalf of the Company in furtherance of the preceding resolutions, are hereby ratified, approved and adopted.

This resolution may be signed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

IN WITNESS WHEREOF, we affix our signatures hereto as of the date set forth above.

Gad Neumann	Eran Gersht	Aaron Mankovsky

Rafi Yizhar	Amichai Steinberg	Yaffa Krindel

Eyal Kishon	Arnon Gat	Bart Markus
(substitute director of Eddy Shalev)

[Signature Page August 2006 Board]

Schedule 1.3(a)(iv)

Share Register (as of 28 September, 2006)

Ordinary Shares

Cert	Shareholder	Series	# of Shares	From	To	Notes

01	Financiere Seso S.A	Ordinary	159,620	1	159,620
02	Inter Hightech(1982) Ltd. (Previously TICI)	Ordinary	71,829	159,621	231,449
03	Eli Lemer, CPA (Trastee)	Ordinary	34,500	231,450	265,949
04	Eli Lerner, CPA (Trustee)	Ordinary	203,500	265,950	469,449

Total			469,449

1	Schedule 1.3(a)(iv) - Share Register

Share Register (as of September 28,2006)

Ordinary - Preferred Shares

Cert	Shareholder	Series	# of Shares	From	To	Notes

OP-1	Gadi Neumann	Ordinary -Preferred	784,502	1	784,502	Cancelled- Transferred and converted to BB-4
OP-2	David Alumot	Ordinary -Preferred	784,502	784,503	1,569,004	Cancelled- Transferred and converted to BB-4

Total			0

2	Schedule 1.3(a)(iv) - Share Register

Share Register (as of September 28, 2006)

Preferred AA Shares

Cert	Shareholder	Series	# of Shares	From	To	Notes

PAA-1	Pitango Venture Capital Fund III (Israeli Sub) L.P.	Preferred AA	2,902,420	1	2,902,420
PAA-2	Pitango Venture Capital Fund III (Israeli Sub.) Non-Q L.P.	Preferred AA	268,316	2,902,421	3,170,736
PAA-3	Pitango Venture Capital Fund III (Israeli Investors) L.P.	Preferred AA	784,811	3,170,737	3,955,547
PAA-4	Pitango JP Morgan Fund III (Israel), L.P.	Preferred AA	447,636	3,955,548	4,403,183
PAA-5	Pitango Principles Fund III (Israel) L.P.	Preferred AA	102,165	4,403,184	4,505,348
PAA-6	Pitango Venture Capital Fund II Trusts 2000 L.P.	Preferred AA	204,330	4,505,349	4,709,678
PAA-7	Canada Israel Opportunity Fund III, L.P.	Preferred AA	45,308	4,709,679	4,754,986
PAA-8	Shrern, Fudim, Kelner Founders Group II L.P.	Preferred AA	45,308	4,754,987	4,800,294
PAA-9	Shrem Fudim Kelner & Co. Ltd.	Preferred AA	30,187	4,800,295	4,830,481
PA A- 10	Qualitau Ltd.	Preferred AA	355,522	4,830,482	5,186,003
PAA-11	SVE Star Ventures Enterprises Gmbh & Co. No. IX KG.	Preferred AA	2,224,297	5,186,004	7,410,300
PAA-12	Star Management of Investments No. II (2000) L.P.	Preferred AA	321,275	7,410,301	7,731,575
PAA-13	Genesis Partners II, L.D.C.	Preferred AA	1,773,948	7,731,576	9,505,523
PAA-14	Genesis Partners 11 (Israel) L.P.	Preferred AA	262,512	9,505,524	9,768,035
PAA- 15	Lehman Brothers European Venture Capital L.P.	Preferred AA	222,108	9,768,036	9,990,143
PAA- 16	Lehman Brothers Holdings plc (on behalf of pre-tax plan)	Preferred AA	425,109	9,990,144	10,415,252
PAA-17	Lehman Brothers Partnership Account 2000/2001, L.P.	Preferred AA	191,536	10,415,253	10,606,788
PAA- 18	Lehman Brothers Offshore Partnership Account 2000/2001, L.P.	Preferred AA	49,677	10,606,789	10,656,465
PAA-19	Orbotech Technology Ventures L.P.	Preferred AA	1,776,860	10,656,466	12,433,325
PAA-20	Intel Atlantic, Inc.	Preferred AA	710,745	12,433,326	13,144,070

Total			13,144,070

3	Schedule 1.3(a)(iv) - Share Register

Share Register (as of September 28, 2006)

Preferred BB-1 Shares

Cert	Shareholder	Series	# of Shares	From	To	Note

PBB1-1	Poalim Ventures Ltd	Preferred BB-1	381,027	1	381,027
PBB1-2	Poalim Ventures I Ltd	Preferred BB-1	586,194	381,028	967,221
PBB1-3	Poalim Ventures II L.P.	Preferred BB-1	1,188,509	967,222	2,155,730
PBB1-4	SVE Star Ventures Enterprises Gmbh & Co. No. IX KG.	Preferred BB-1	521,206	2,155,731	2,676,936
PBBl-5	Star Management of Investments No. II (2000) L.P.	Preferred BB-1	56,238	2,676,937	2,733,174
PBB1-6	Star Growth Enterprise, a German Civil Law Partnership (with limitation of Liability)	Preferred BB-1	2,247,164	2,733,175	4,980,338
PBB1-7	SVM Star Ventures Managmenttgesellschaft mbH Nr. 3	Preferred BB-1	334,236	4,980,339	5,314,574
PBB1-8	Genesis Partners II, L.D.C.	Preferred BB-1	693,952	5,314,575	6,008,526
PBB1-9	Genesis Partners II (Israel) L.P.	Preferred BB-1	102,414	6,008,527	6,110,940
PBB1-10	Pitango Venture Capital Fund III (Israeli Sub) L.P.	Preferred BB-1	1,377,123	6,110,941	7,488,063
PBB1-11	Pitango Venture Capital Fund III (Israeli Sub.) Non-Q L.P.	Preferred BB-1	127,309	7,488,064	7,615,372
PBB1-12	Pitango Venture Capital Fund III (Israeli Investors) L.P.	Preferred BB-1	372,373	7,615,373	7,987,745
PBB1-13	Pitango Principles Fund III (Israel) L.P.	Preferred BB-1	48,474	7,987,746	8,036,219
PBB1-14	Pitango Venture Capital Fund II Trusts 2000 L.P.	Preferred BB-1	96,949	8,036,220	8,133,168
PBB1-15	Canada Israel Opportunity Fund III, L.P.	Preferred BB-l	9,544	8,133,169	8,142,712
PBB1-16	Shrem, Fudim, Kelner Founders Group II L.P.	Preferred BB-l	9,544	8,142,713	8,152,256	Cancelled - Replaced by PBB1-19
PBB1-17	Genesis Partners II, L.D.C.	Preferred BB-1	751,400	8,152,257	8,903,656	Cancelled - Conversion to BB-3
PBB1-18	Genesis Partners II (Israel) L.P.	Preferred BB-1	110,892	8,903,657	9,014,548	Cancelled - Conversion to BB-3
PBB1-19	Shrem, Fudim, Kelner Founders Group II Annex Fund L.P.	Preferred BB-1	9,544	8,142,713	8,152,256

Total			8,152,256

4	Schedule 1.3(a)(iv) - Share Register

Share Register (as of September 28, 2006)

Preferred BB-2 Shares

Cert	Shareholder	Series	# of Shares	From	To	Notes

PBB2-1	Pitango Venture Capital Fund III (Israeli Sub) L.P.	Preferred BB-2	861,590	1	861,590
PBB2-2	Pi tango Venture Capital Fund III (Israeli Sub.) Non-Q L.P.	Preferred BB-2	79,650	861,591	941,240
PBB2-3	Pitango Venture Capital Fund III (Israeli Investors) L.P.	Preferred BB-2	233,002	941,241	1,174,242
PBB2-4	Pitango Principles Fund III (Israel) L.P.	Preferred BB-2	30,332	1,174,243	1,204,574
PBB2-5	Pitango Venture Capital Fund II Trusts 2000 L.P.	Preferred BB-2	60,660	1,204,575	1,265,234
PBB2-6	Canada Israel Opportunity Fund III, L.P.	Preferred BB-2	7,308	1,265,235	1,272,542
PBB2-7	Shrem, Fudim, Kelner Founders Group II L.P.	Preferred BB-2	7,209	1,272,543	1,279,751	Cancelled - Replaced by PBB2-14
PBB2-8	Shrem Fudim Kelner & Co. Ltd.	Preferred BB-2	4,932	1,279,752	1,284,683
PBB2-9	SVE Star Ventures Enterprises Gmbh & Co. No. IX KG.	Preferred BB-2	635,475	1,284,684	1,920,158
P8B2-10	Star Management of Investments No. II (2000) L.P.	Preferred BB-2	68,535	1,920,159	1,988,693
PBB2-11	Star Growth Enterprise, a German Civil Law Partnership (with limitation of Liability)	Preferred BB-2	1,045,227	1,988,694	3,033,920
PBB2-12	Genesis Partners II, L.D.C.	Preferred BB-2	490,760	3,033,921	3,524,680
PBB2-13	Genesis Partners II (Israel) L.P.	Preferred BB-2	72,426	3,524,681	3,597,106
PBB2-14	Shrem, Fudim, Kelner Founders Group II Annex Fund L.P.	Preferred BB-2	7,209	1,272,543	1,279,751

Total			3,597,106

5	Schedule 1.3(a)(iv) - Share Register

Share Register (as of September 28, 2006)

Preferred BB-3 Shares

Cert	Shareholder	Series	# of Shares	From	To	Notes

PBB3-1	WE Star Ventures Enterprises GmbH & Co. No. IX KG.	Preferred BB-3	79,061	1	79,061
PBB3-2	Star Management of Investment No. II (2000) L.P.	Preferred BB-3	8,530	79,062	87,591
PBB3-3	Star Growth Enterprise, a German Civil Law Partnership (with limitation of Liability)	Preferred BB-3	181,876	87,592	269,467
PBB3-4	Poalim Ventures Ltd.	Preferred BB-3	47,628	269,468	317,095
PBB3-5	Poalim Ventures I Ltd.	Preferred BB-3	73,274	317,096	390,369
PBB3-6	Poalim Ventures II L.P.	Preferred BB-3	148,564	390,370	538,933
PBB3-7	Genesis Partners II, L.D.C.	Preferred BB-3	234,812	538,934	773,745
PBB3-8	Genesis Partners II (Israel) L.P.	Preferred BB-3	34,654	773,746	808,399
PBB3-9	Pitango Venture Capital Fund III (Israeli Sub) L.P.	Preferred BB-3	183,505	808,400	991,904
PBB3-10	Pitango Venture Capital Fund III (Israeli Sub) Non-Q L.P.	Preferred BB-3	16,964	991,905	1,008,868
PBB3-11	Pitango Venture Capital Fund III (Israeli Investors) L.P.	Preferred BB-3	49,619	1,008,869	1,058,487
PBB3-12	Pitango Principles Fund HI (Israel) L.P.	Preferred BB-3	6,460	1,058,488	1,064,947
PBB3-13	Pitango Venture Capital Fund II Trusts 2000 L.P.	Preferred BB-3	12,918	1,064,948	1,077,865
PBB3-14	Intel Atlantic, Inc.	Preferred BB-3	474,261	1,077,866	1,552,126
PBB3-15	Wellington Partners Venture III Technology Fund L.P.	Preferred BB-3	3,190,480	1,552,127	4,742,606
PBB3-16	Genesis Partners II, L.D.C.	Preferred BB-3	751,400	4,742,607	5,494,006
PBB3-17	Genesis Partners II (Israel) L.P.	Preferred BB-3	110,892	5,494,007	5,604,898
PBB3-18	Intel Atlantic, Inc.	Preferred BB-3	9,298	5,604,899	5,614,196
PBB3-19	Wellington Partners Venture III Tech	Preferred BB-3	245,078	5,614,197	5,859,274

Total			5,859,274

Share Register (as of September 28, 2006)

Prefered BB-4 Shares

Cert	Shareholder	Series	# of Shares	From	To	Notes

PBB4-I	SVE Star Ventures Enterprises GmbH & Co. No. IX KG.	Preferred BB-4	121,135	1	121,135
PBB4-2	Star Management of Investment No. II (2000) L.P.	Preferred BB-4	15,915	121,136	137,050
PBB4-3	Star Growth Enterprise, a German Civil Law Partnership (with limitation of Liability)	Preferred BB-4	121,634	137,051	258,684
PBB4-4	Genesis Partners II, L.D.C.	Preferred BB-4	168,168	258,685	426,852
PBB4-5	Genesis Partners II (Israel) L.P.	Preferred BB-4	24,819	426,853	451,671
PBB4-6	Intel Atlantic, Inc.	Preferred BB-4	60,770	451,672	512,441
PBB4-7	Wellington Partners Venture III Tech	Preferred BB-4	363,801	512,442	876,242
PBB4-8	Poalim Ventures Ltd.	Preferred BB-4	19,305	876,243	895,547
PBB4-9	Poalim Ventures I Ltd.	Preferred BB-4	29,700	895,548	925,247
PBB4-10	Poalim Ventures II L.P.	Preferred BB-4	60,217	925,248	985,464
PBB4-11	Amadeus III	Preferred BB-4	3,285,579	985,465	4,271,043
PBB4-I2	Amadeus III Affiliates Fund LP	Preferred BB-4	67,053	4,271,044	4,338,096
Total

Total			4,338,096

6	Schedule 1.3(a)(iv) - Share Register

Schedule 1.3(a)(v)

Adoption of New Articles of Association

to approve and adopt the New Articles of Association attached hereto as Exhibit A (the “New Articles”), as the Articles of Association of the Company, such New Articles to be filed by the Company with the Companies Registrar, in place of the Current Articles.

THE COMPANIES LAW

A COMPANY LIMITED BY SHARES

AMENDED AND RESTATED ARTICLES OF ASSOCIATION OF

NEGEVTECH LTD.

PRELIMINARY

1.	Reserved.

2.	In these Articles, unless the context otherwise requires:

These “Articles” - shall mean the Articles of Association of the Company as shall be in force from time to time.

“Amadeus” – shall mean Amadeus III and Amadeus III Affiliates Fund LP and their Permitted Transferees to which they transfer shares.

The “Amadeus Agreement” shall mean the Series BB-4 Preferred Share Purchase Agreement dated September 26, 2006 between the Company and certain investors.

“as converted basis” - shall mean assuming the theoretical conversion of all outstanding Preferred Shares into Ordinary Shares, at the then applicable conversion ratio.

“Board” or “Board of Directors” – shall mean the Board of Directors of the Company.

“Business Day” – shall mean a day on which commercial banks in Israel are open for business (including, for the avoidance of doubt, Fridays).

The “Company” - shall mean NEGEVTECH LTD.

The “Companies Law” - shall mean the Companies Law, 5759-1999 as shall be in effect from time to time and any other law that shall be in effect from time to time with respect to companies and that shall apply to the Company.

“Genesis” – shall mean Genesis Partners II, L.D.C., Genesis Partners II (Israel) L.P. and their Permitted Transferees to which they transfer shares.

“Intel” shall mean Intel Atlantic, Inc., a corporation established and existing under the laws of the State of Delaware, USA.

The “Office” - shall mean the registered office of the Company as it shall be from time to time.

The term “Major Holder” shall mean a holder of at least 2.5% of the issued and outstanding shares of the Company, on an as converted basis and with respect solely to Article 14 - a holder of at least 2% of the issued and outstanding shares of the Company, on an as converted basis.

the ordinary manner in any mail list of the company or any copy of any fax in the Company’s possession shall be prima facie proof of the delivery.

107.

(a)      In any case where it is necessary to give prior notice of a certain number of days or a notice valid for a certain period, the date of delivery shall be taken into account in the number of days or period.

(b)      In addition to the furnishing of a notice pursuant to the above article, the Company may furnish a notice to the shareholders entitled to receive notice, or to part of them, by publication of a notice in a newspaper distributed in the area wherein the Office is located, or any other place, in Israel or abroad, as the Board shall determine from time to time.

108.	RESERVED

109.	INDEMNITY

(a)

The Company shall, subject and pursuant to the provisions of the Companies Law, indemnify an “Office Holder” of the Company (as such term is defined in the Companies Law) for all liabilities and expenses incurred by him arising from or as a result of any act (or omission) carried out by him as an Office Holder of the Company and which is indemnifiable pursuant to the Companies Law, to the maximum extent permitted by law. The Company may indemnify an Office Holder post-factum and may also undertake to indemnify an Office Holder in advance, provided that, to the extent required under applicable law, such undertaking is limited to types of occurrences which, in the opinion of the Board of Directors are, at the time of the undertaking, foreseeable and to an amount of the Board of Directors has determined is reasonable in the circumstances.

(b)

The Company shall, subject and pursuant to the provisions of the Companies Law, enter into contracts to insure the liability of Office Holders of the Company for any liabilities incurred by him arising from or as a result of any act (or omission) carried out by him as an Office Holder of the Company and for which the Company may insure Office Holders pursuant to the Companies Law, to the maximum extent permitted by law.

(c)

The Company may, subject to the provisions of the Companies Law, procure insurance for or indemnify any person who is not an Office Holder including, without limitation, any employee, agent, consultant or contractor of the Company who is not an Office Holder.

(d)

The Company may, to the maximum extent permitted by law, exempt and release an Office Holder, including in advance, from all or part of his or her liability for monetary or other damages due to, arising or resulting from, a breach of his or her duty of care to the Company. The Directors of the Company are released and exempt from all liability as aforesaid to the maximum extent permitted by law with respect to any such breach, which has been or may be committed.

Conversion of Ordinary-Preferred Shares into Ordinary Shares to convert the 1,569,004 Ordinary-Preferred Shares held by Gad Neuman and David Alumot into 1,569,004 (i.e, on an one for one basis) fully paid and non-assessable Ordinary Shares.

Conversion of Ordinary Shares into BB-4 Preferred Shares

to convert 2,436,340 Ordinary Shares held by Amadeus III and Amadeus III Affiliates Fund LP into the same number of series BB-4 Preferred Shares.

Change of Share Capital

To increase the registered (authorized) share capital of the Company by NIS 94,301 divided into 2,563,700 newly created Series BB-4 Preferred Shares nominal value NIS 0.01 each and 6,866,400 Ordinary Shares nominal value NIS 0.01 each.

Schedule 1.3(d)

Date: September 26, 2006

To:	The Research Committee The Office of the Chief Scientist PO Box 2197 Jerusalem, 91021

Relating to projects that have been financed by or are currently being financed by the Office of the Chief Scientist of the Ministry of Industry, Trade and Labor (the “OCS”) and to projects of the Company (as this term is defined below) that may be financed by the OCS in the future (the “Projects”).

UNDERTAKING

The undersigned, Amadeus III a partnership incorporated, organized and existing under the laws of England and whose registered offices is at Mount pleasant House, 2 Mount Pleasant, Cambridge England, having, by an agreement dated September 26, 2006, committed to invest in Negevtech Ltd., an Israeli company (the “Company”), in exchange for 3,285,579 Preferred BB-4 Shares par value NIS 0.01 each of the Company;

Recognizing that the Company’s research and development Projects are currently, have been or will be financially supported by the Government of the State of Israel through the OCS under and subject to the provisions of The Encouragement of Research and Development in Industry Law 5744-1984 (the “R&D Law”) and the regulations, rules and procedures promulgated thereunder; and

Recognizing that the R&D Law places strict constraints on the transfer of know-how and/or production rights, making all such transfers subject to the absolute discretion of the OCS’ research committee (the “Research Committee”), acting in accordance with the aims of the R&D Law and requiring that any such transfer receive the prior written approval of the Research Committee;

HEREBY UNDERTAKE,

To observe strictly all the requirements of the R&D Law and the regulations, rules and procedures promulgated thereunder, as applied to the Company and as directed by the Research Committee, in particular those requirements stipulated under Section 19, 19A and 19B of the R&D Law relating to the prohibitions on the transfer of know-how and/or production rights.

As a shareholder of the Company, to make all reasonable efforts that the Company shall not be in breach of the requirements of the R&D Law and the regulations, rules and procedures promulgated thereunder, as applied to the Company and as directed by the Research Committee, in particular those requirements stipulated under Sections 19, 19A and 19B of the R&D Law relating to the prohibitions on the transfer of know-how and/or production rights.

Nothing herein shall be deemed as an assumption by the undersigned of any of the obligations of the Company.

By:	______________________

Name:	______________________

Title:	______________________

Schedule 2.1(a)

THE COMPANIES LAW

A COMPANY LIMITED BY SHARES

AMENDED AND RESTATED ARTICLES OF ASSOCIATION OF

NEGEVTECH LTD.

PRELIMINARY

1.	Reserved.

2.	In these Articles, unless the context otherwise requires:

These “Articles” - shall mean the Articles of Association of the Company as shall be in force from time to time.

“as converted basis” - shall mean assuming the theoretical conversion of all outstanding Preferred Shares and Ordinary-Preferred Shares into Ordinary Shares, at the then applicable conversion ratio.

“Board” or “Board of Directors” – shall mean the Board of Directors of the Company.

“Business Day” – shall mean a day on which commercial banks in Israel are open for business (including, for the avoidance of doubt, Fridays).

The “Company” - shall mean NEGEVTECH LTD.

The “Companies Law” - shall mean the Companies Law, 5759-1999 as shall be in effect from time to time and any other law that shall be in effect from time to time with respect to companies and that shall apply to the Company.

The “Founders” - shall mean Dr. Gad Neumann and Mr. David Alumot.

“Genesis” – shall mean Genesis Partners II, L.D.C., Genesis Partners II (Israel) L.P. and their Permitted Transferees to which they transfer shares.

“Intel” shall mean Intel Atlantic, Inc., a corporation established and existing under the laws of the State of Delaware, USA.

The “Office” - shall mean the registered office of the Company as it shall be from time to time.

The term “Major Holder” shall mean a holder of at least 2.5% of the issued and outstanding shares of the Company, on an as converted basis and with respect solely to Article 14 - a holder of at least 2% of the issued and outstanding shares of the Company, on an as converted basis.

“Majority Preferred Shareholders” – shall mean the holders of the majority of the issued and outstanding Preferred Shares (calculated on an as converted basis).

“Ordinary Shares” – shall mean Ordinary Shares of the Company, par value NIS 0.01 each.

“Ordinary-Preferred Shares” – shall mean Ordinary-Preferred Shares of the Company, par value NIS 0.01 each.

“Original Issue Price” – shall mean: (i) with respect to the Series AA Preferred Shares, $2.81 per share, provided, that with respect to any Series AA Preferred Share issued following the closing of the Poalim Agreement, the Original Issue Price shall be the price per share actually paid to the Company for such Series AA Preferred Share; (ii) with respect to the Series BB-1 Preferred Shares and the Series BB-3 Preferred Shares, $2.3194 per share; and (iii) with respect to the Series BB-2 Preferred Shares, $1.97149 per share, as such prices may be adjusted, for certain purposes set forth in these Articles, upon the occurrence of a Recapitalization Event.

“Orbotech” - shall mean Orbotech Technology Ventures L.P. and its Permitted Transferees to which it transfers shares.

“Permitted Transferee” - shall mean: (i) a person or entity that controls or is controlled by or is under common control with the respective shareholder; (ii) spouse, brothers, sisters, parents and children of the transferor or a trust for the benefit of the transferor and/or any of the foregoing, in the event the shares are held by individuals; (iii) in the case of any shareholder which is a limited or general partnership or a trust, to its partners (including retired partners) or beneficiaries and to affiliated partnerships managed by the same management company or managing (general) partner or by an entity which directly or indirectly controls, is controlled by, or is under common control with, such management company or managing or general partner; (iv) a trustee of the Company’s incentive plans may transfer to a beneficiary and vice versa; (v) in the case of Plenus Technologies Ltd., Plenus II, L.P., Plenus II (D.C.M.), Limited Partnership, Golden Gate Bridge Fund, L.P., Bank Leumi Le-Israel B.M. and the Participants (listed in Schedule 1 of the Loan Agreement between the Company, Plenus II, L.P. and Plenus II (D.C.M.), Limited Partnership dated October 11, 2005), each shall be considered a Permitted Transferee of each other, as long as such Permitted Transferee is not a competitor of the Company.

The term “control” shall have the same meaning as designated to it under the Companies Law and shall also mean the possession, directly or indirectly, of more than 50% of the voting power or the right to appoint more than 50% of the members of the Board of Directors or the right to receive more than 50% of the distributed profit.

“Pitango” – shall mean Pitango Venture Capital Fund III (Israeli Sub) L.P., Pitango Venture Capital Fund III (Israeli Sub.) Non-Q L.P., Pitango Venture Capital Fund III (Israeli Investors) L.P., Pitango JP Morgan Fund III (Israel), L.P., Pitango Principles Fund III (Israel) L.P., Pitango Venture Capital Fund III Trusts 2000 L.P. and their Permitted Transferees to which they transfer shares

The “Poalim Agreement” shall mean the Series BB Preferred Share Purchase Agreement dated September 13, 2005 between the Company and certain investors.

“Poalim Ventures” means Poalim Ventures Ltd., Poalim Ventures I Ltd. and Poalim Ventures II L.P., who shall be deemed Permitted Transferees of each other, and their Permitted Transferees to which they transfer shares.

“Preferred Shares” – shall mean Series AA Preferred Shares and Series BB Preferred Shares.

“Qualified IPO” or “QIPO” – shall mean the consummation of a firm commitment underwritten public offering of the Company’s shares, netting to the Company at least US$30,000,000 (Thirty Million), as an offering price per share in excess of 3 (three) times the Original Issue Price of the Series BB-1 Preferred Shares.

“Recapitalization Event” – shall mean any event of share combination or subdivision, distribution of bonus shares or any other similar reclassification, reorganization or recapitalization of the Company’s share where the shareholders retain their proportionate holdings in the Company.

The “Share Transfer Agreement” – shall mean that certain Share Transfer Agreement effective as of the closing of the Poalim Agreement between the Company, the Founders and certain Purchasers (as defined therein).

“Series AA Preferred Shares” - shall mean Series AA Preferred Shares of the Company, par value NIS 0.01 each.

“Series BB Preferred Shares” - shall mean Series BB-1 Preferred Shares, Series BB-2 Preferred Shares and Series BB-3 Preferred Shares.

“Series BB-1 Preferred Shares” - shall mean Series BB-1 Preferred Shares of the Company, par value NIS 0.01 each.

“Series BB-2 Preferred Shares” - shall mean Series BB-2 Preferred Shares of the Company, par value NIS 0.01 each.

“Series BB-3 Preferred Shares” – shall mean Series BB-3 Preferred Shares of the Company, par value NIS 0.01 each.

“Star” – shall mean SVE Star Ventures Enterprises Gmbh & Co. No. IX KG., Star Management of Investments No. II (2000) L.P., SVM Star Ventures Managementgesellschaft mbH No. 3, Star Growth Enterprise, a German Civil Law Partnership (with limitation of liability) and their Permitted Transferees to which they transfer shares.

The “Star Agreement” - shall mean the Preferred Share Purchase Agreement dated May 2002 between the Company and certain investors.

“Transition Agreement” shall mean the Agreement dated as of December 26, 2004 between the Company and the Founders, as amended.

“Wellington” - shall mean Wellington Partners Ventures III Technology Fund L.P. and its Permitted Transferees to which it transfers shares.

The “Wellington Agreement” - shall mean the Series BB Preferred Share Purchase Agreement dated March 22, 2006.

In these Articles, subject to this Article 2 and unless the context otherwise requires, expressions defined in the Companies Law, or any modification thereof in force at the date at which these Articles become binding on the Company, shall have the meanings so defined; and words importing the singular shall include the plural, and vice versa, and words importing the masculine gender shall include the female, and words importing persons shall include bodies corporate. The titles of the articles are not part of the articles.

For purposes of determining the availability of any right or the applicability of any limitation under these Articles, all Ordinary Shares and Preferred Shares entitled to such right or the application of such limitation held or acquired by affiliated entities or persons constituting Permitted Transferees of each other, shall be aggregated and such entities or persons shall be viewed as a single Shareholder.

In the event that an article that has been added to these Articles contradicts an original article found in these Articles - the article added shall take precedence.

3.	PRIVATE COMPANY

(a) The Company is a private Company.

(b) The right to transfer the shares of the Company shall be restricted in the manner hereinafter appearing;

(c)

The number of the shareholders of the Company (not including persons who are in the employment of the Company, and persons who, having been formerly in the employment of the Company were while in that employment and have continued after the termination of that employment to be shareholders of the Company) shall be limited to fifty, provided that, for the purposes of this provision, where two or more persons hold one or more shares in the Company jointly they shall be treated as a single shareholder; and

(d) No invitation shall be issued to the public to subscribe for any shares or debentures or debenture stocks of the Company.

3A	CHARITABLE CONTRIBUTIONS

The Company may donate reasonable sums of money and/or issue securities of the Company representing up to tenth of one percent (0.1%) of its issued and outstanding share capital, to any worthy purpose or entity approved by the Board of Directors of the Company even if such donation is not made for business consideration.

4.	OFFICE

The Office of the Company shall be at such place as the Board shall from time to time designate.

5.	THE CAPITAL

The authorized capital of the Company is comprised of NIS 855,700 divided into: 47,000,996 Ordinary Shares, par value 0.01 NIS per share; 1,569,004 Ordinary-Preferred Shares, par value 0.01 NIS per share, 15,000,000 Series AA Preferred Shares, par value 0.01 NIS per share, 12,137,708 Series BB-1 Preferred Shares, par value 0.01 NIS per share, 4,000,000 Series BB-2 Preferred Shares, par value 0.01 NIS per share and 5,862,292 Series BB-3 Preferred Shares, par value 0.01 NIS per share.

6.	RIGHTS, PREFERENCES AND RESTRICTIONS OF PREFERRED SHARES AND ORDINARY-PREFERRED SHARES

The rights, preferences, privileges, and restrictions granted to and imposed on the Preferred Shares and on the Ordinary-Preferred Shares, are as set forth in these Articles.

The Ordinary-Preferred Shares shall have the same rights, preferences, privileges and restrictions granted to and imposed on the Ordinary Shares, except for the rights, preferences and privileges specifically granted to the Ordinary-Preferred Shares in these Articles.

7.	DIVIDEND PROVISIONS

Subject to Article 8 below, any dividends declared by the Company shall be distributed, subject to Article 30 below, between all holders of shares of the Company, pari passu, based upon the number of Ordinary Shares (on an as converted basis) held by any such holder.

8.	DIVIDEND AND LIQUIDATION PREFERENCE

(a) Upon the happening of any of the following events:

(1)	any liquidation, dissolution or winding up of the Company, either voluntary or involuntary; or

(2)

any consolidation, or merger of the Company with or into another corporation following which the shareholders of the Company prior to such transaction do not hold following such transaction more than 50% of the outstanding shares and the voting power of the surviving corporation by virtue of their holdings in the Company prior to such transaction (“Merger”); or

(3)

any sale or transfer to another corporation of all or substantially all of the assets of the Company, or all or substantially all of the shares in the Company (other than to a wholly owned subsidiary of the Company or to a corporation in which the shareholders of the Company prior to the transaction hold more than 50% of the outstanding voting rights) (“Acquisition”); or

(4)	any distribution of dividends;

(any of the events described in sections (1) to (4) above shall be hereinafter referred to as a “Liquidation Event”)

then the amount of declared dividends or any assets of the Company available for distribution in connection with, or the consideration received in, such Liquidation Event (hereinafter referred to as “Distribution Assets”) shall be distributed pursuant to the following order of preference:

(b)

The holders of the Series BB-3 Preferred Shares shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of all other equity securities of the Company by reason of their ownership thereof, an amount per Series BB-3 Preferred Share equal to: (i) the applicable Original Issue Price for each Series BB-3 Preferred Share, plus (ii) an amount equal to declared but unpaid dividends on each such Series BB-3 Preferred Share, plus (iii) an amount equal to 8% return per annum, compounded annually, on the applicable Original Issue Price, for each BB-3 Preferred Share to be calculated from the date of payment to the Company on account of such Series BB-3 Preferred Share until such distribution, less (iv) any amount of dividend preference paid on account of such Series BB-3 Preferred Share until such distribution (the “BB-3 Preference Amount”). In the event that the Distribution Assets are not sufficient for distribution to the holders of the Series BB-3 Preferred Shares pursuant to this subarticle (b), such Distribution Assets as are available for distribution, shall be distributed among the holders of the Series BB-3 Preferred Shares pro-rata in proportion to the preferential amount each such holder is otherwise entitled to receive.

(c)

Following the payment in full of the BB-3 Preference Amount, the holders of the Series BB-1 Preferred Shares and the holders of the Series BB-2 Preferred Shares shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of all other equity securities of the Company by reason of their ownership thereof, an amount per each Series BB-1 Preferred Share and per each Series BB-2 Preferred Share equal to: (i) the applicable Original Issue Price for each such share, plus (ii) an amount equal to declared but unpaid dividends on each such share, plus (iii) an amount equal to 8% return per annum, compounded annually, on the applicable Original Issue Price, for each such share to be calculated from the date of payment to the Company on account of such share until such distribution, less (iv) any amount of dividend preference paid on account of such share until such distribution (the “BB Preference Amount”). In the event that the Distribution Assets are not sufficient for distribution to the holders of the Series BB-1 Preferred Shares and the holders of the Series BB-2 Preferred Shares pursuant to this subarticle (c), such Distribution Assets as are available for distribution, shall be distributed among the holders of the Series BB-1 Preferred Shares and the holders of the Series BB-2 Preferred Shares pro-rata in proportion to the preferential amount each such holder is otherwise entitled to receive.

(d)

Following the payment in full of the BB-3 Preference Amount and the BB Preference Amount, the holders of the Series AA Preferred Shares and the holders of Ordinary-Preferred Shares shall be entitled to receive prior and in preference to any distribution of any of the assets of the Company to the holders of all other equity securities of the Company by reason of their ownership thereof, an aggregate amount equal to the sum of: (i) the Original Issue Price for each Series AA Preferred Share, plus (ii) an amount equal to declared but unpaid dividends on each such Series AA Preferred Share, plus (iii) an amount equal to 8% return per annum, compounded annually, on the Original Issue Price for each outstanding Series AA Preferred Share to be calculated from the later of the date of payment to the Company on account of such Series AA Preferred Share or May 23, 2002 and until such distribution, less (iv) any amount of dividend preference paid on account of such Series AA Preferred Share and each Ordinary-Preferred Share until such distribution (the “Secondary Preference Amount”), such aggregate amount to be distributed among the holders of Series AA Preferred Shares and the holders of Ordinary-Preferred Shares such that: (x) holders of Series AA Preferred Shares shall receive out of the Secondary Preference Amount an amount equal to the Secondary Preference Amount multiplied by a fraction (the “Multiplier”) the numerator of which is the total number of the then outstanding Series AA Preferred Shares (for the avoidance of doubt, not on an as converted basis) and the denominator of which is such total number of then outstanding Series AA Preferred Shares plus 1.2764 times the total number of the then outstanding Ordinary-Preferred Shares (for the avoidance of doubt, not on an as converted basis) (“AA Secondary Preference Amount”), to be allocated among the holders of Series AA Preferred Shares pro rata, such that for each Series AA Preferred Share held by a holder of Series AA Preferred Shares such holder shall be entitled to an amount equal to the product of the Multiplier multiplied by the sum of: (i) the Original Issue Price for such Series AA Preferred Share, plus (ii) an amount equal to declared but unpaid dividends on such Series AA Preferred Share, plus (iii) an amount equal to 8% return per annum, compounded annually, on the Original Issue Price for such Series AA Preferred Share to be calculated from the later of the date of payment to the Company on account of such Series AA Preferred Share or May 23, 2002 and until such distribution, less (iv) any amount of dividend preference paid on account of such Series AA Preferred Share until such distribution, and (y) the holders of Ordinary Preferred Shares shall receive out of the Secondary Preference Amount an amount equal to the Secondary Preference Amount minus the AA Secondary Preference Amount, to be allocated among the holders of Ordinary Preferred Shares pro-rata based on the number of Ordinary-Preferred Shares held by them.

In the event that, following the payment in full of the BB-3 Preference Amount and the BB Preference Amount, the remaining Distribution Assets are not sufficient for a full payment of the Secondary Preference Amount pursuant to this subarticle (d), then such remaining Distribution Assets shall be distributed among the holders of Series AA Preferred Shares and the holders of Ordinary-Preferred Shares in proportion to the amount they would have been entitled to receive had the Secondary Preference Amount been paid in full.

(e)

Thereafter, the holders of the Preferred Shares, the holders of the Ordinary-Preferred Shares and the holders of the Ordinary Shares shall be entitled to receive any remaining Distribution Assets available for distribution pro rata based on the number of Ordinary Shares (on an as converted basis) held by any such holder.

(f)

Notwithstanding the foregoing, if distribution of the Distribution Assets among all shareholders of the Company, pro-rata to the number of shares they hold on an as converted basis, will result in the holders of Series BB-3 Preferred Shares receiving in respect of each Series BB-3 Preferred Share they hold an amount of at least three (3) times the Original Issue Price of the Series BB-3 Preferred Shares, then the provisions of subarticles (b)-(e) above shall not apply and the Distribution Assets shall be distributed among all shareholders of the Company, pro-rata to the number of share they hold, on an as converted basis.

(g)

In the event of a Merger or an Acquisition in which the shareholders (and not the Company) are the intended recipients of the proceeds resulting therefrom (such as with a sale of shares transaction), no transfer of securities in accordance thereto will be considered valid, unless the provisions of the distribution preferences under this Article 8 shall apply.

(h)

Whenever the Distribution Assets are in securities or property other than cash, the value of such assets shall be the fair market value of such securities or other property as shall be determined by the Board, or by the liquidator in case of winding up. Such proceeds shall be made payable in US dollars unless any holder of fully paid share elects to receive such distributions in NIS. The NIS equivalent of the dollar value of any distribution shall be determined in accordance with the Representative Rate last published by the Bank of Israel prior to the date of the making of the distribution.

9.	CONVERSION OF PREFERRED SHARES

The holders of the Preferred Shares shall have conversion rights as follows (the “Conversion Rights”):

(a) Right to Convert.

(1)

Subject to Article 9(c), each fully paid Preferred Share shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such Preferred Share at the Office or any transfer agent for the Preferred Shares, into one fully paid and non-assessable Ordinary Share nominal value NIS 0.01 and the Company shall, at such time, issue to the holders thereof, for no additional charge (a portion of the premium paid for such Preferred Shares being attributed as payment on account of the nominal value of such additional Ordinary Shares – in the event that the then applicable law requires that shares are issued for no less than their nominal value and to the extent no other source available pursuant to the provisions of the then applicable law may be used for such purpose), such number of fully-paid and non-assessable Ordinary Shares as required so that the total number of Ordinary Shares so issued (i.e. including the Ordinary Share into which the Preferred Share was converted) will be equal to the number determined by dividing the Original Issue Price applicable to such Preferred Share by the Conversion Price (as defined below) at the time in effect for such share. In the event that the then applicable law requires that shares are issued for not less than their nominal value, and the aggregate nominal value of all such Ordinary Shares shall exceed the consideration paid to the Company with respect to such Preferred Share, the holder thereof shall pay the Company such excess nominal value to the extent no other source available pursuant to the provisions of the then applicable law (such as premiums paid for other shares of the Company) may be used for such purpose. The initial Conversion Price per share for the Series BB-3 Preferred Shares, the Series BB-1 Preferred Shares and the Series AA Preferred Shares shall be the Original Issue Price of the Series BB-1 Preferred Shares and the initial Conversion Price for the Series BB-2 Preferred Shares shall be the Original Issue Price of the Series BB-2 Preferred Shares, provided, however, that the Conversion Price for the Preferred Shares shall be subject to adjustment as set forth in subarticles 9(c), 9(d) and 9(e).

(2)

Each Preferred Share shall automatically be converted into Ordinary Shares at the Conversion Price at the time in effect for such Preferred Share upon the earlier of: (A) a Qualified IPO, or (B) the written consent of the Majority Preferred Shareholders, provided however that if such conversion is not part of, or conditioned upon the closing of, a Qualified Transaction (as defined in Article (12)(g) below), such conversion shall be subject to the Special BB Consent as set forth in Article 12(g) below. The Series AA Preferred Shares shall also automatically be converted into Ordinary Shares as aforesaid upon the consent of the holders of at least sixty six percent (66%) of the issued and then outstanding Series AA Preferred Shares.

(b)	Mechanics of Conversion.

(1)

Before any holder of Preferred Shares shall be entitled to convert the same into Ordinary Shares such holder shall surrender the certificate or certificates therefor at the Office and shall give written notice to the Company of the election to convert the same (or any part thereof) and shall state therein the name or names of any nominee for such holder in which the certificate or certificates for shares of Ordinary Shares are to be issued. The Company shall, as soon as practicable thereafter unless such notice states that conversion is to be effective on any later date or when *** conditions specified in the notice have been fulfilled in which case conversion shall take effect on such other date or when such conditions have been fulfilled, issue and deliver at such office to such holder of Preferred Shares, or subject to the transfer restrictions contained in these Articles to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Ordinary Shares to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Shares to be converted, or on any later date or when any conditions specified in the notice have been fulfilled and the person or persons entitled to receive the Ordinary Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Ordinary Shares as of such date. If the conversion is in connection with a QIPO, the conversion may, at the option of any holder tendering Preferred Shares for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Ordinary Shares issuable upon such conversion of the Preferred Shares shall not be deemed to have converted such Preferred Shares until immediately prior to the closing of such sale of securities. In the event that the certificate(s) representing the Preferred Shares to be converted as aforesaid are not delivered to the Company, then the Company shall not be obligated to issue any certificate(s) representing the Ordinary Shares issued upon such conversion, unless the holder of such Preferred Shares notifies the Company in writing that such certificate(s) have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.

(2)

A conversion of Preferred Shares pursuant to one of the events described in Article 9(a)(2) shall be deemed to have taken place automatically regardless of whether the certificates representing such shares have been tendered to the Company but from and after such conversion any such certificates not tendered to the Company shall be deemed to evidence solely the Ordinary Shares received upon such conversion and the right to receive a certificate for such Ordinary Shares.

(c)	Conversion Price Adjustments of Preferred Shares

Until the QIPO, the applicable Conversion Price of the Preferred Shares shall be subject to adjustment from time to time as follows:

(1)

During the period commencing on the closing of the Poalim Agreement, and ending on the earlier of (x) the QIPO or (y) 24 months following such date (the “Initial Period”), upon each issuance by the Company of any “Additional Securities” (as defined below) without consideration or for a price per share less than the applicable Conversion Price for any issued and outstanding Series BB Preferred Shares in effect immediately prior to the issuance of such Additional Securities, the applicable Conversion Price for any such issued and outstanding Series BB Preferred Share in effect immediately prior to each such issuance shall be adjusted to the price per share paid at such issuance.

(2)

With respect to the Series BB Preferred Shares during the period after the Initial Period and until the QIPO and with respect to the Series AA Preferred Shares during the Initial Period and thereafter until the QIPO, upon each issuance by the Company of any “Additional Securities” (as defined below), without consideration or for a price per share less than the applicable Conversion Price for any issued and outstanding applicable series of Preferred Shares in effect immediately prior to the issuance of such Additional Securities, the applicable Conversion Price for any such issued and outstanding series of Preferred Shares in effect immediately prior to each such issuance shall be adjusted to a price (calculated to the nearest ten thousandth of a US Dollar ($0.0001)) determined by dividing (1) the sum of (A) the total number of Ordinary Shares issued and outstanding prior to the issuance of such Additional Securities multiplied by the applicable Conversion Price of such series, as the case may be, in effect prior to the issuance of such Additional Securities, plus (B) the total amount of the consideration received by the Company for such Additional Securities by (2) the sum of the total number of Ordinary Shares issued and outstanding immediately prior to the issuance of such Additional Securities plus the number of such Additional Securities issued. For the purpose of the above calculation, the number of shares of Ordinary Shares issued and outstanding immediately prior to such issue shall be calculated on an as converted and fully diluted basis, as if all outstanding warrants, options or other rights for the purchase of shares or convertible securities had been fully exercised (and the resulting securities fully converted into Ordinary Shares, if so convertible) as of such date.

(3)

In the event that the full application of the anti dilution protection in subarticles 9(c)(l) and 9(c)(2) cannot be implemented mathematically, then the Series BB Preferred Shares shall have absolute priority over the Series AA Preferred Shares in implementation of the above such that only the Series BB Preferred Shares shall be provided with the anti-dilution protection.

(4)	(A)

No adjustments of any applicable Conversion Price shall be made in an amount less than ten thousandth of a US Dollar ($0.0001). No adjustment of any applicable Conversion Price pursuant to subarticles 9(c)(l) and (2) shall be made if it has the effect of increasing the applicable Conversion Price above the applicable Conversion Price in effect immediately prior to such adjustment.

(B)

In the case of the issuance of Additional Securities (as defined below) for cash, the consideration, for the purpose of subarticles 9(c)(l) and (2), shall be deemed to be the amount of cash received therefore before any payment of commissions, expenses and the like.

(C)

In the case of the issuance of Additional Securities (defined below) for a consideration, in whole or in part other than cash, the consideration other than cash shall, for the purpose of subarticles 9(c)(l) and (2), be deemed to be the fair value thereof as determined, in good faith, by the Board of Directors.

(D)

In the case of the issuance of options to purchase or rights to subscribe for Ordinary Shares, or securities by their terms convertible into or exchangeable for Ordinary Shares or options to purchase or rights to subscribe for such convertible or exchangeable securities, the aggregate maximum number of Ordinary Shares deliverable upon exercise (assuming the satisfaction of any conditions to exercise, including without limitation, the passing of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Ordinary Shares or upon conversion or an exchange of such convertible or exchangeable security shall be deemed to have been issued at the time of the issuance of such options, rights, or securities at a consideration equal to the consideration (determined in the manner provided in subarticle 9(c)(4)(B) and (c)(4)(C)), if any, received by the Company upon the issuance of such options or rights or securities plus any additional consideration payable to the Company pursuant to the term of such options or rights or securities (without taking into account potential antidilution adjustments) for the Ordinary Shares covered thereby, and the applicable Conversion Price shall be adjusted accordingly. Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price for such series of Preferred Shares to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities (unless such options or rights were merely to be included in the numerator and denominator for purposes of determining the number of Ordinary Shares outstanding for purposes of Article 9(c)(2)) shall be recomputed to reflect the issuance of only the number Ordinary Shares (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, or upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities. The number of Ordinary Shares deemed issued and the consideration deemed paid therefor shall be appropriately adjusted to reflect any change, termination or expiration of the type described in this Article 9(c)(4)(D).

(E)

For purpose of subarticles 9(c)(l) and (2) hereof, the consideration for any Additional Securities shall be taken into account at the U.S. dollar equivalent thereof, on the day such Additional Securities are issued or deemed to be issued pursuant to subarticle 9(c)(4)(D).

(5)

“Additional Securities” shall mean any Ordinary Shares, options to purchase or rights to subscribe for Ordinary Shares, or securities which by their terms are convertible into or exchangeable for Ordinary Shares, or any securities convertible into or exercisable for any securities of the foregoing. Notwithstanding the foregoing, “Additional Securities” does not include:

	(A)	Securities issued pursuant to a transaction described in subarticle 9(c)(6) hereof;

	(B)	The issuance, pursuant to the approval of the Board, of Ordinary Shares or Options to purchase Ordinary Shares to employees, directors and bona-fide consultants; and

(C)

Securities issued pursuant to options, warrants or other rights outstanding on the losing of the Poalim Agreement or on the closing of the Wellington Agreement, provided that such options, warrants or other rights are reflected in the Capitalization Table attached as Schedule 2.2 to the Poalim Agreement or in Schedule 2.2 to the Wellington Agreement; and

	(D)	Ordinary Shares issued upon conversion of Preferred Shares or Ordinary-Preferred Shares; and

(E)

Issuance of bonus shares, providing such bonus shares are issued to all the then existing shareholders, or shares issued pursuant to a rights offering in which all such shares are offered exclusively to existing shareholders; and

		(F)	Shares issued in the acquisition of another company provided that the issuance of such shares is approved by the Board of Directors; and

(G)

Shares issued in connection with equipment leases, bank loans or secured debt financings approved by the Board of Directors provided the number of such shares issued shall not exceed 1% of the then issued *** outstanding share capital of the Company on a fully diluted, as converted basis; and

(H)

Securities issued or issuable following written approval of Majority Preferred Shareholders in which they agree to waive their anti-dilution or pre-emptive rights (as the case may be) with respect to such specific issuance.

		(I)	Securities issued as a charitable donation pursuant to Article 3A.

(6)

If the Company shall subdivide or combine its Ordinary Shares, the applicable Conversion Price shall be proportionately reduced, in case of subdivision of shares, as at the effective date of such subdivision, or if the Company shall fix a record date for the purpose of so subdividing, as at such record date, whichever is earlier, or shall be proportionately increased, in the case of combination of shares, as at the effective date of such combination, or, if the Company shall fix a record date for the purpose of so combining, as at such record date, whichever is earlier.

(7)

Subject to the liquidation preference of the Preferred Shares as set forth in Article 8 above, if the Company at any time shall make a distribution of its assets to the holders of its Ordinary Shares as a dividend in liquidation or partial liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends, each holder of Preferred Shares shall be entitled to receive without payment of any additional consideration, a sum equal to the amount of such assets as would have been payable to such holder as owner of that number of Ordinary Shares receivable by exercise of the conversion rights had such holder been the holder of record of such Ordinary Shares on the record date for such distribution; and an appropriate provision therefor shall be made a part of any such distribution.

(d)	Other Distributions

Subject to the liquidation preference of the Preferred Shares as set forth in Article 8 above, in the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in subarticle 9(c)(5) or if the Company at any time shall pay a dividend payable in additional Ordinary Shares or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional Ordinary Shares then, in each such case for the purpose of this subarticle 9(d), the holders of the Preferred Shares shall be entitled to receive such distribution, in respect of their holdings on an as-converted basis as of the record date for such distribution.

(e)	Recapitalizations

If at any time or from time to time there shall be a Recapitalization Event (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Article 9 or Article 8) provisions shall be made so that the holders of the Preferred Shares shall thereafter be entitled to receive upon conversion of the Preferred Shares the number of Ordinary Shares or other securities or property of the Company or otherwise, to which a holder of Ordinary Shares deliverable upon conversion would have been entitled immediately prior to such Recapitalization Event. In any such case, appropriate adjustment shall be made in the application of the provisions of this Article 9 with respect to the rights of the holders of the Preferred Shares after such Recapitalization Event to the end that the provisions of this Article (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of the Preferred Shares) shall be applicable after that event in a manner as nearly equivalent as may be practicable.

(f)	No Impairment

The Company will not, by amendment of these Articles or through any reorganization, recapitalization, transfer of assets, consideration, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of the Conversion Rights of the holders of Preferred Shares, but will at all times in good faith assist in the carrying out of all the provisions of this Article 9 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Preferred Shares against impairment.

(g)	No Fractional Shares and Certificate as to Adjustments

(1)

No fractional shares shall be issued upon conversion of the Preferred Shares, and the number of Ordinary Shares to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of Preferred Shares held by the holder and the number of Ordinary Shares issuable upon such aggregate conversion.

(2)

Upon the occurrence of each adjustment or readjustment of any applicable Conversion Price pursuant to this Article 9, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Shares a certificate setting forth each adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the applicable Conversion Price at the time in effect, and (C) the number of Ordinary Shares and the amount, if any, of other property which at the time would be received upon the conversion of a Preferred Share.

(h)	Notices of Record Date

In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (including a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of any class or any other securities or property, or to receive any other right, the Company, shall provide to each holder of Preferred Shares, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(i)	Reservation of Shares Issuable Upon Conversion

The Company shall at all times reserve and keep available out of its authorized but unissued shares of Ordinary Shares solely for the purpose of effecting the conversion of the Preferred Shares such number of its Ordinary Shares as shall from time to time be sufficient to effect the conversion of all outstanding Preferred Shares; and if at any time the number of authorized but unissued Ordinary Shares shall not be sufficient to effect the conversion of all then outstanding Preferred Shares, in addition to such other remedies as shall be available to the holder of such Preferred Shares, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Ordinary Shares to such number of shares as shall be sufficient for such purposes.

10.	CONVERSION OF ORDINARY-PREFERRED SHARES

(a)

Immediately following the closing of the Poalim Agreement, each Ordinary-Preferred Share shall be convertible, at the option of the holder thereof, into one fully paid and non-assessable Ordinary Share nominal value NIS 0.01 (the “Converted Ordinary-Preferred Share”) and upon such conversion the Company shall issue to the holders thereof, for no additional charge (in the event that the then applicable law requires that shares are issued for not less than their nominal value, and the aggregate nominal value of all such Ordinary Shares shall exceed the consideration paid to the Company with respect to such Ordinary - Preferred Share, the holder thereof shall pay the Company such excess nominal value to the extent no other source available pursuant to the provisions of the then applicable law (such as premiums paid for other shares of the Company) may be used for such purpose) such number of additional fully-paid and non-assessable Ordinary Shares as required so that the total number of Ordinary Shares so issued (i.e. including the Ordinary Share into which the Ordinary - Preferred Share was converted) will be equal to the number determined by multiplying the Converted Ordinary-Preferred Share by 1.552794 (subject, however, to Article 9 (g)(i) above). Accordingly, the total number of Ordinary Shares into which the Ordinary-Preferred Shares may be converted (immediately following the closing of the Poalim Agreement and the sale of the Founders’ shares pursuant to the Share Transfer Agreement) shall be 2,436,340.

(b)

The Ordinary-Preferred Shares shall be automatically converted into Ordinary Shares as aforesaid in the event of an automatic conversion of the Series AA Preferred Shares of the Company pursuant to Article 9(a)(2) above. The conversion of the Ordinary-Preferred Shares into Ordinary Shares upon the automatic conversion of the Series AA Preferred Shares shall not require the consent of the holders of Ordinary-Preferred Shares. The Ordinary-Preferred Shares shall also automatically be converted into Ordinary Shares as aforesaid upon the consent of the holders of at least sixty six percent (66%) of the issued and then outstanding Ordinary-Preferred Shares.

(c)	The applicable provisions of Article 9 (b) shall apply, mutatis mutandis, to conversions pursuant to sub-paragraphs (a) – (b) of this Article 10.

(d)	The provisions of subparagraphs (c)(6) and (7), (d) to (i) of Article 9 above shall apply with respect to the Ordinary-Preferred Shares, mutatis mutandis.

11.	VOTING RIGHTS

Subject to Article 58 below, each holder of Ordinary Shares, Ordinary-Preferred Shares and Preferred Shares shall be entitled to one (1) vote per Ordinary Share or Ordinary Share into which such Preferred Share or Ordinary-Preferred Share is convertible at the, time of voting, whether in a vote by show of hands, secret ballot or written consent. Each holder of Preferred Shares and Ordinary-Preferred Shares shall vote together with the Ordinary Shares as a single class (except as otherwise expressly provided in these Articles or as required by law) and shall be entitled to notice of any general meeting of shareholders in accordance with these Articles. Fractional votes shall not be permitted and any fractional vote resulting from the conversion mechanism, described above in these Articles shall be rounded up or down to the nearest whole number (with one-half (1/2) being rounded upward).

12.	PROTECTIVE PROVISIONS

(a)

Until the QIPO, the Company shall not take any of the following actions without approval of the Majority Preferred Shareholders (which may be obtained by way of a written consent and shall not require the convening of a shareholders meeting for such purpose, unless required by applicable law):

(1)

any amendment to or modification of these Articles and/or the Memorandum of Association of the Company or any other action which would amend, change or modify the rights, preferences or privileges of the Preferred Shares.

(2) declaration of any dividend;

(3)

the authorization of any share capital, or other rights or securities convertible into or exchangeable for share capital, or the conversion of any existing shares into shares, in each case with rights equal to or superior *** the rights of the Preferred Shares;

	(4)	any action or transaction which is outside the business of the Company as contemplated in the Updated Work Plan of the Company (as defined in the Poalim Agreement);

	(5)	any transaction of the Company or of any subsidiary thereof, with either or both of the Founders, or with any entity affiliated with the Founder(s) in any way;

(6)

any action which effects a merger, reorganization, liquidation, disposition, acquisition or *** of the Company or of any subsidiary thereof, or any transfer of a material asset of the Company or of any subsidiary thereof, or the creation of or purchase of or into any entity;

(7)

any action which may alter or change the capital structure of the Company or of any subsidiary thereof, any action which effects a reclassification or recapitalization of the outstanding capital shares of the Company, and any increase in the registered share capital of the Company or of any subsidiary thereof;

	(8)	the creation of any guarantee, mortgage, pledge or security interest in a material asset, or in all or substantially all of the assets of the Company or a subsidiary;

	(9)	the replacement of the independent auditors to the Company, which in any event shall be one of the “big four”; and

(10)

the incurrence by the Company or by any subsidiary thereof of any indebtedness that shall exceed the sum of $250,000 (Two Hundred Fifty Thousand US Dollars), calculated on a cumulative basis in respect of any one transaction or in respect of a series of connected transactions;

(b)

Until the QIPO, the Company shall not issue any securities of any kind or options to purchase securities of any kind without the approval of the majority of the directors appointed by the holders of the Preferred Shares, provided however that shares issued upon the exercise of warrants, options, or other rights outstanding as of the closing of the Poalim Agreement or the closing of the Wellington Agreement or the grant of options (and shares issued upon exercise of such options) under the Company’s incentive plans are not subject to such approval.

(c)

Any amendment or modification of the rights and obligations of the Founders set forth in Article 14 (Preemptive Rights), Article 29B(b) (Bring Along), Article 29C (No Sale) and Article 65(a)(l) (participation of the Founders in the Board) shall require the consent of at least one of the Founders.

(d)

Any amendment or modification of the rights and obligations of Intel set forth in Article 29(e) (Right of First Refusal), Article 29A (Co-Sale) and, Article 29(B)(c) (Bring Along) and 65(c) (Directors) shall require the consent of Intel.

(e)

Any amendment to or modification of these Articles which would adversely amend, change or modify the rights, preferences or privileges of the Ordinary-Preferred Shares shall require the consent of the holders of at least 66% of the Ordinary-Preferred Shares.

Furthermore, the authorization of any additional shares of Ordinary-Preferred Shares or any rights or securities convertible into or exchangeable for Ordinary-Preferred Shares, or the conversion of any other class of shares into Ordinary-Preferred Shares or the unification of the Ordinary-Preferred Shares with another class of shares shall require the consent of the holders of at least 66% of the Ordinary-Preferred Shares.

Notwithstanding the aforesaid, any amendment, modification, termination or waiver of the provisions of these Articles that applies to the rights of the holders of Ordinary-Preferred Shares in the same proportional manner and without treating them proportionally different from the Series AA Preferred Shares, shall not require the consent of the holders of the Ordinary-Preferred Shares. For illustration purposes, any change, including cancellation, of the Secondary Preference Amount, but not the manner of allocation of the Secondary Preference Amount between the holders of the Series AA Preferred Shares and the holders of the Ordinary-Preferred Shares as set forth in Article 8(d), shall not require the consent of the holders of the Ordinary-Preferred Shares.

(f)

Until the QIPO, the Company shall not take, without the consent of the holders of at least a majority of the issued and outstanding Preferred Shares of the affected class, an action that amends or modifies the rights attached to such class of Preferred Shares, provided however that (a) the authorization or issuance of a new class of shares with preferential rights, or (b) a change, waiver of other modification that applies to the rights of the Preferred Shares in the same proportional manner and without treating a certain series proportionally different from the other series, in each case – that was approved by holders of a majority of the issued and outstanding Preferred Shares, shall not be deemed a change hereunder.

(g)

Until the QIPO, the Company shall not take, without the consent of the holders of at least a majority of the issued and outstanding Series BB Preferred Shares (which must include also the affirmative consent of the holders of at least 70% of the Series BB-1 Preferred Shares and Series BB-3 Preferred Shares (voting together as one group) that were issued at the closing of the Poalim Agreement and at the closing of the Wellington Agreement to investors who were not shareholders of the Company immediately prior to the closing of the Poalim Agreement or affiliates or Permitted Transferees of such shareholders (the “Special BB Consent”)) an action that effects (i) any change or waiver of rights of the Series BB Preferred Shares that does not apply to the rights of all Preferred Shares in the same proportional manner and that treats a certain series proportionally differently from the other series; (ii) any waiver of liquidation preferences, anti-dilution, board representation or information rights of the Series BB Preferred Shares, (iii) an IPO, merger or the sale of all or substantially all of the Company’s shares or assets, unless, in each such case, the applicable IPO or transaction reflects a price per share of more than two times the Original Issue Price of the Series BB-I Preferred Shares (a “Qualified Transaction”), or (iv) conversion of the Series BB Preferred Shares, other than as part of, and conditioned upon the closing of, a Qualified Transaction.

	(h)	The required consents as set forth in Articles 12(a) – (g) above shall also apply to any action taken by any wholly owned subsidiary of the Company.

13.	ALLOTMENT OF SHARES

Subject to the provisions of Articles 12 and 14, the authorized but unissued shares shall be under the control of the Board of Directors, who shall have the power to allot shares or otherwise dispose of them to such persons, on such terms and conditions (including, inter-alia, terms relating to calls as set forth in Article 31 hereof), and either at par or at a premium, or, subject to the provisions of the Companies Law, at a discount, and at such times, as the Board of Directors may think fit, and the power to give any person the option to acquire from the Company any shares, either at par or at premium, or subject as aforesaid, at a discount, during such time and for such consideration as the Board of Directors may think fit.

14.	PREEMPTIVE RIGHTS

	(i)	Until the QIPO, the provisions of this Article 14 shall apply:

(1)

Any Additional Securities (as defined in Article 9 above) to be issued by the Company (the “Offered Securities”) shall first be offered by the Board of Directors by written notice to each Major Holder and Founder, for as long as such Founder holds shares in the Company (for purposes of this Article 14, the “Offerees”). The number of Offered Securities offered to each Offeree shall be the result of the multiplication of the Offered Securities by a fraction: (i) the numerator of which shall be the total number of outstanding Ordinary Shares of the Company (on an as-converted basis) held by such Offeree as determined prior to the offer made pursuant to this Article ***, and (ii) the denominator of which is the total number of outstanding Ordinary Shares of the Company (on an as-converted basis), as determined prior to the offer made pursuant to this Article 14.

(2)

The Company shall provide each Offeree with a Notice (the “Notice of Offer”) specifying the number of Offered Securities he is entitled to purchase and which shall state the terms of the proposed issuance, and any such Offeree may accept such offer, as to all or any part of the Offered Securities so offered to him, by giving the Company written notice of acceptance within twenty (20) days after being served with such Notice of Offer; provided, however, that the Founders may only exercise such right for their own benefit through their available funds, provided that if the purchase by such Offeree is being effected prior to, or concurrently with such issuance of Offered Securities (rather than subsequent thereto) then such Offeree shall be obligated to consummate the purchase of such Offered Securities only if the Company consummates the sale of the balance of the Offered Securities pursuant to the terms described in such Notice of Offer

(3)

Any and all preemption rights set forth in this Article 14, may be exercised by a Permitted Transferee of a Major Holder instead of by such Major Holder if such Major Holder so notifies the Company in writing.

(j)

Any Offered Securities not subscribed for by the Offered as aforesaid, shall be under the control of the Board of Directors and may be issued without regard to this Article 14, except to the extent that said Offered Securities may not be allotted on terms more favorable to the purchaser than those offered pursuant to this Article 14. In the event the Offered Securities are not acquired by the expiration of 120 days from the date of expiration of the twenty (20) day period referred to in Article 14(a)(2), they may not be issued except by compliance with the provisions of Article 14.

15.	REGISTERED HOLDER

(a)

If two or more persons are registered as joint holders of a share they shall be jointly and severally liable for any calls or any other liability with respect to such share. However, with respect to voting, power of attorney and furnishing notices, the one registered first in the register of shareholders, insofar as all the registered joint holders shall not notify the Company in writing to relate to another one of them as the sole owner of the share, as aforesaid, shall be deemed to be the sole owner of the Share.

(b)

In the case that two or more persons arc registered together as holders of a share, each one of them shall be permitted to give receipts binding all the joint holders for dividends or other monies in connection with the share and the Company shall be permitted to pay all the dividends or other monies due with respect to the share to one or more of the joint holders, as it shall choose.

(c)

Except as otherwise provided in these Articles, the Company shall be entitled to treat the registered holder of any share as the absolute owner thereof, and, accordingly, shall not, except as ordered by a court of competent jurisdiction, or as required by statute, be bound to recognize any equitable or other claim to, or interest in, such share, on the part of any other person.

16.	SHARE CERTIFICATE

(a)

A shareholder shall be entitled to receive from the Company without payment, one certificate that shall contain that number of shares registered in the name of such shareholder, their class and serial numbering. However, in the event of joint holders holding a share, the Company shall not be obligated to issue more than one certificate to all of the joint holders, and the delivery of such a certificate to one of the joint holders shall be deemed to be a delivery to all of the joint holders.

(b) Each certificate shall carry the signature or signatures of a director or such other persons appointed by the Board of Directors for this purpose and the rubber stamp or the seal of the Company.

(c)

If a share certificate is defaced, lost or destroyed, it may be replaced upon payment of such fee, if any, and on such terms, if any, as to evidence and indemnity as the Board of Directors may think fit.

17.	MODIFICATIONS OF SHARE RIGHTS

If at any time the share capital is divided into different classes of shares (unless otherwise provided for by the terms of issue of the shares of that class) it shall be permitted, subject to the provisions of Article 12 above, to change, convert, broaden, add or vary in any other manner the rights, advantages, restrictions and provisions attached at that time to one or more of the classes by a resolution of the general meeting of the shareholders of the Company, without the need for any separate class vote or class meeting.

It is hereby clarified that any resolution required to be adopted pursuant to these Articles by the consent of a separate class of shares, whether by way of a separate general meeting of such class or by way of written consent, shall be given by the holders of shares of such class entitled to vote or give consent thereon and no holder of shares of a certain class shall be banned from voting or consenting by virtue of being a holder of more than one class of shares of the Company, irrespective of any conflicting interests that may exist between such different classes of shares. A shareholder shall not be required to refrain from participating in the discussion, voting and/or consenting on any resolution concerning an amendment to any class of shares held by such shareholder, due to the fact that such shareholder may benefit in one way or another from the outcome of such resolution.

Without derogating from the need to receive any consents or approvals required pursuant to Article 12, it is hereby clarified and agreed that the enlargement of an existing class of shares, or the issuance or allotment of additional shares thereof, or the creation of additional shares of that class as a result of conversion of shares from another class or. unification with another class, shall not be deemed, for purposes of these Articles, to amend, change, vary, modify or abrogate the rights attached to the previously issued shares of such class or of any other class.

PLEDGE

18.

The Company shall have a lien and first pledge on all the shares, not fully paid, registered in the name of any shareholder (whether registered in his name only or together with another or others) and on the proceeds from the sale thereof, for any amount still outstanding with respect to that share, whether presently payable or not. Such a pledge shall exist whether the dates of payment or fulfillment or execution of the obligations, debts or commitments have become due or not, and shall apply to all dividends that shall be decided upon from time to time in connection with these shares. No benefit shall be created with respect to this share based upon the rules of equity which shall frustrate this pledge, however the Board may declare at any time with respect to any share, that it is released, wholly or in part, temporarily or permanently, from the provisions of this article.

19.

The Company may sell, in such manner and at such time as the Board thinks fit, any of the pledged shares, but no sale shall be made unless the date of payment of the monies or a part thereof has arrived, or the date of fulfillment and performance of the obligations and commitments in consideration of which the pledge exists has arrived, and after a written request has been furnished to the shareholder or person who has acquired a right in the shares, which sets out the amount or obligation or commitment due from him and which demands their payment, fulfillment or execution, and which informs the person of the Board’s desire to sell the shares in the event of non-fulfillment of the notice, and the person has not fulfilled his obligation pursuant to the notice within seven days after the notice has been sent to him.

20.

The net proceeds of such sale after payment of the costs thereof; shall be applied in payment of such sum due to the Company or to the fulfillment of the obligation or commitment (including debts, liabilities and engagements which have not yet fallen due for payment or satisfaction), and the remainder (if there shall be any) shall be paid to the shareholder or to the person who has acquired a right in the share sold pursuant to the above.

21.

After execution of a sale as aforesaid, the Board shall be permitted to sign or to appoint someone to sign a deed of transfer of the sold shares and to register the buyer’s name in the register of shareholders as the owner of the sold shares and it shall not be the obligation of the buyer to supervise the application of monies nor will his right in the shares be affected by a defect or illegality in the sale proceedings after his name has been registered in the register of shareholders with respect to those shares. The sole remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

TRANSFER OF SHARES AND THE MANAGEMENT THEREOF

22.

Each transfer of shares shall be made in writing in the form appearing herein below, or in a similar form, or in any form as to be determined upon by the Board from time to time, such form shall be delivered to the Office together with the transferred share certificates and any other proof the Board shall require, if it shall so require, in order to prove the title of the transferor. The instruments and documents notifying the Company with respect to the transfer are a prerequisite to the effectuation of such transfer. Notwithstanding the above, any transfer of shares to any person or entity that is not at the time of transfer a shareholder of the Company and that competes with the Company, directly or indirectly, in the field of optical inspection or metrology for semiconductors or the transfer of shares which have not been fully paid up will require the consent and approval of the Board of Directors, except if such transfer is to a Permitted Transferee.

Deed of Transfer of Shares

I, ____________of _____________in consideration of the sum of NIS ___________ (New Israeli Shekels) paid to me by __________, of ____________ (hereinafter called “the said transferee”) do hereby transfer to the said transferee ___________ share (or shares) having par value of NIS________each one numbered____until____inclusive in Negevtech Ltd., to hold unto the said transferee, his executors, administrators, and assigns, subject to the conditions on which I held the same at the time of the execution hereof; and I, the said transferee, do hereby agree to accept the said share (or shares) subject to the conditions aforesaid. As witness we have hereunder set out hands the______day of _________20__.

Transferee	Transferor

Address	Address

23.

The deed of share transfer shall be executed both by the transferor and transferee, and the transferor shall be deemed to remain a holder of the share until the name of the transferee is entered into the register of shareholders in respect thereof.

24.

The Company shall be permitted to demand a fee for registration of transfer, in a reasonable rate as to be determined by the Board from time to time, with the exception of transfers to Permitted Transferees.

25.	The Register shall be closed for a period of seven (7) days before every ordinary general meeting of the Company.

26.

Upon the death of a shareholder, the remaining holders (in the event that the deceased was a joint holder in a share) or the administrators or executors or heirs of the deceased (in the event the deceased was the sole holder of the share or was the only one of the joint holders of the share to remain alive) shall be recognized by the Company as the sole holders of any title to the shares of the deceased. However, nothing aforesaid shall release the estate of a joint holder of a share from any obligation with respect to the share that he held jointly with any other holder.

27.

Any person becoming entitled to a share in consequence of the death or bankruptcy or liquidation of a shareholder shall, upon such evidence being produced as may from time to time be required by the Board, have the right, either to be registered as a shareholder in respect of the share upon the consent of the Board or, instead of being registered himself, to transfer such share to another person, subject to the provisions contained in these Articles with respect to transfers.

28.

A person becoming entitled to a share because of the death of a shareholder shall be entitled to receive, and to give receipts for, dividends or other payments paid with respect to the share, but he shall not be entitled to receive notices with respect to Company meetings or to participate or vote therein with respect to that share, or aside from the aforesaid, to use any right of a shareholder, until he has been accepted as a shareholder with respect to that share.

29.	RIGHT OF FIRST REFUSAL

(a)

Until the QIPO, a shareholder in the Company shall not be permitted to make any Transfer (as hereinafter defined) of his shares in the Company, other than to a Permitted Transferee, except pursuant to the following provisions set forth below.

For the purposes of this Agreement, the term “Transfer” shall mean any sale, assignment, transfer, hypothecation or other encumbrance or disposition of in any way.

(b)

A shareholder, desirous of making any Transfer of the shares held by him to others, in whole or in part (hereinafter the “Transferor”) shall be obligated to offer them first to the Offerees (as defined in Article 14 above), by giving notice in writing to such Offerees (hereinafter “Sale Notice”).

(c)

In the Sale Notice the Transferor shall mention the number of shares he wishes to Transfer (hereinafter the “Offered Shares”), the price forming the consideration for the Offered Shares, the name of the transferee (the “Transferee”) and the other conditions of the sales.

	(d)	The Sale Notice shall be irrevocable unless all of the Offerees agree otherwise.

(e)

Each of the Offerees may inform the Transferor in writing within 21 Business Days from the date of receipt of the Sale Notice as to his/her intention to purchase that number of Offered Shares, in whole or in part, which is the result of the multiplication of the Offered Shares by a fraction: (i) the numerator of which is the number of Ordinary Shares (on an as-converted basis) of the Company held by such Offeree and (ii) the denominator of which is the total number of outstanding Ordinary Shares (on an as-converted basis) held by all Offerees (hereinafter the “Offerees’ Offered Shares”), the purchase of which shall be at the purchase price and in accordance with the payment conditions as provided for in the Sale Notice (hereinafter the “Purchase Notice”). An Offeree who has submitted a Purchase Notice shall be referred to hereinafter as “Buyer”. Notwithstanding the foregoing, Intel (to the extent it is a Major Holder) shall be required to provide the Transferor with a Purchase Notice within 10 days of receipt of the Sale Notice and, in the event Intel is the Transferor, the Offerees will be required to provide Intel with a Purchase Notice within 10 days of receipt of the Sale Notice.

(f)

Thereafter, the Transferor shall give each Buyer who has fully exercised his rights pursuant to Article 29(e) a written notice (the “Excess Notice”) stating the amount of Offered Shares with respect to which no Purchase Notice was submitted (hereinafter referred to as “Excess Offered Shares”) and each such Buyer shall be entitled, subject to Article 29(j) below, provided he so notifies the Transferor in writing (the “Excess Reply Notice”), such Excess Reply Notice to be received by the Transferor within 7 Business Days following the delivery by the Transferor to such Buyer of the Excess Notice, to purchase any or all of such Excess Offered Shares.

(g)

If by the end of the time referred to in Articles 29(e) and 29(f) above no Purchase Notices have been received by the Transferor or the Transferor has received Purchase Notices with respect to a total number of shares that is less than the number of Offered Shares, the Transferor may, within 30 days from the expiration of the time for submission of the Purchase Notices or, in the event that Article 29(f) applies, the Excess Reply Notice, sell all (but not less than all) of the Offered Shares to the Transferee and/or to any Buyer that submitted a Purchase Notice and, if applicable, an Excess Notice, up to the number of shares requested to be purchased by such Buyer (though he shall be under no obligation to do so) at a price not less than the price mentioned in the Sale Notice (as linked to the representative rate of the U.S. dollar from the day of the furnishing of the notice to the date of sale in fact) and upon all other conditions not less favorable to the Transferor than those provided for in the Sales Notice.

(h)

If the Transferor shall not transfer the Offered Shares as aforesaid, within the period of time specified in Articles 29(e), (f) and (g) above, he shall be obligated, before selling the Offered Shares to another, to offer them again to the Offeree in accordance with the aforementioned procedure, and such procedure shall apply to any further offer.

(i)

If there have been received Purchase Notices and, if applicable, Excess Reply Notices, for a total number of shares equal to the number of Offered Shares, then every Buyer shall buy the number of shares as mentioned in the Purchase Notice and, if applicable, the Excess Reply Notices, he has submitted.

(j)

If Purchase Notices and Excess Reply Notices shall have been received for a total number of shares greater than the number of Offered Shares, the Buyers may acquire shares in a manner proportionate to the share capital of the Company held by them at that time, as determined in accordance with Article 29(e) above. However, no Buyer shall be required to buy a greater number of shares than the number provided for in the Purchase Notice and, if applicable, the Excess Reply Notice, submitted by him and upon the allocation to him of the full number of Offered Shares so requested by him in the Purchase Notice, such Buyer shall be disregarded for the purpose of any further allocation of the remaining Excess Offered Shares.

(k)

In every one of the events referred to in Articles 29(e), 29(f), 29(g), 29(h), 29(j) and 29(i) the Transferor shall send within five (5) days after the last date for the submission of each of the Purchase Notices and the Excess Reply Notices to each of the Buyers, a notice accompanied by the copies of all Purchase Notices received by the Transferor of either non-acceptance of the offer pursuant to the Sale Notice or the acceptance thereof (hereinafter the “Acquisition Notice”).

(l)

After receipt of the Acquisition Notice notifying acceptance, each Buyer shall purchase from the Transferor, and the Transferor shall sell and transfer to such Buyer the number of shares referred to in such notice according to the terms of the Sale Notice (other than in circumstances set forth in Article 29(g) above in which case the provisions of said Article 29(g) will apply). Upon the transfer to Buyer such shares must be free and clear of any liens or encumbrances unless otherwise specified in the Sale Notice. The Transferor and such Buyer shall each have all remedies for breach of contract available under applicable laws in connection with the transactions set forth in this Article 29.

(m)

Any Transfer of shares by any Offeree pursuant to the exercise of its co-sale rights under Article 29A shall not give the other Offerees additional rights of first refusal and shall be deemed to have been part of the Offered Shares and included in the Sale Notice to the extent that the number of the shares being Transferred has not changed as a result of the exercise of co-sale rights. To the extent such number has changed, the provisions hereof shall apply to the transaction again, ab initio, and the Transferor shall give a new Sale Notice hereunder.

29A	CO SALE

(a)

Should any holder of Preferred Shares (other than Intel) or holder of Ordinary-Preferred Shares (“Selling Shareholder”) wish to make a Transfer, other than to a Permitted Transferee, then each of the holders of Preferred Shares and Ordinary-Preferred Shares other than Intel (the “Entitled Shareholders”) shall have the right to participate in the Selling Shareholder’s Transfer of such Offered Shares, in accordance with this Article 29A, pursuant to the specified terms and conditions’ stated in the Sales Notice, provided that an Entitled Shareholder who is also an Offeree for purposes of Article 29 above shall be entitled to effect whether to exercise its rights under either Article 29 or Article 29A and shall not be entitled to contingently exercise its rights under both such articles. Each of the Entitled Shareholders shall be entitled upon written notice to the Selling Shareholder within twenty-one (21) Business Days after receipt of the Sales Notice (“Participating Preferred Shareholders”), to sell to the Transferee up to that number of the Shares in the Company owned by such Participating Preferred Shareholder (the “Equity Shares”) determined by multiplying the total number of Offered Shares times a fraction the numerator of which is the number of Ordinary Shares owned by such Participating Preferred Shareholders (on an as-converted basis) and the denominator of which is the total number of Ordinary Shares owned by all Participating Preferred Shareholders (on an as-converted basis) and the Selling Shareholder. Such written notice shall indicate, subject to the terms of this Article 29A, the number of Shares that the Participating Preferred Shareholder intends to transfer to the Transferee. At the closing of the sale of the Offered Shares to the Transferee, the Selling Shareholder shall transfer his shares to the Transferee only if the Transferee concurrently therewith purchases, on the same terms and conditions specified in the Article 29A Notice, all of the Shares as to which participation notices have been delivered.

(b)

Notwithstanding the provisions of Article 29A(a), no Transfer in one transaction or in a series of related transactions, of shares representing more than 50% of the issued and outstanding shares of the Company (on an as converted basis) may be made, other than to a Permitted Transferee, unless the proposed Transferee of such shares offers to purchase the remaining issued and outstanding shares of the Company upon the same terms and conditions. In such event, the consideration payable by the Transferee shall be distributed among all selling shareholders participating in such Transfer in accordance with the terms of Article 8.

29B	BRING ALONG

	(a)	At any time prior to the Company’s QIPO, in the event that:

Shareholders holding 60% (sixty percent) or more (the “Threshold Percent”) of the Company’s issued and Outstanding shares, on an as converted basis (the “Proposing Shareholders”) accept an offer to affect a Merger or Acquisition (the “Offer”); and

Such Merger or Acquisition is conditioned upon the consent and/or sale of all of the remaining issued shares of the Company; then all remaining shareholders (the “Non Proposing Shareholders”) will be required, if so demanded by the Proposing Shareholders, to vote in favor of, execute the relevant documents, and otherwise take all necessary and reasonable actions relating to such Offer, including to sell their shares upon the same terms and conditions as in the Offer made to the Proposing Shareholders and the proceeds shall be allocated in accordance with the provisions of Article 8, provided however, that absent the written consent of the holders of the majority of the outstanding Series BB Preferred Shares (which must include also the Special BB Consent), the holders of the Preferred Shares shall not be forced to take any actions or sell their shares as aforesaid, if the Merger or the Acquisition does not reflect a Company price per share of more than two times the Original Issue Price of the Series BB-1 Preferred Shares. In the event that the Threshold Percent is met, any safe, assignment, transfer, pledge, hypothecation, mortgage, disposal or encumbrance of the Shares by the Non Proposing Shareholders other than in connection with the Offer, shall be absolutely prohibited.

(b)

Any sale, transfer or exchange of the shares or all or substantially all of the assets of the Company pursuant to Article 29B(a) above which gives rise to a tax liability of either of the Founders (any such transaction, a “Taxable Transaction”) will be dealt with in one (1) of the following two (2) ways:

(1)

if the Taxable Transaction is a bona fide transaction with a third party unrelated to the Company or any of its directors or shareholders, the Taxable Transaction shall be contingent, unless otherwise agreed by the Founders, upon the Taxable Transaction’s including the receipt by each of the Founders of (A) cash or liquid assets reasonably acceptable to the Founders, in either case not subject to transfer prohibition and in an amount sufficient to pay each Founder’s tax liability, if any, in connection with the Taxable Transaction or (B) a loan as described in Article 29B(b)(2) below; or

(2)

in any other event, such transaction shall be contingent, unless otherwise agreed by the Founders, upon the Taxable Transaction’s providing for a loan to each of the Founders in an amount sufficient to pay his tax liability, if any, in connection with the Taxable Transaction, such loan to be linked to the U.S. Dollar but without interest and repayable upon the sale of each Founder of the shares or other non-cash consideration received by him in the Taxable Transaction, and to be non-recourse other than in respect of such shares or other non-cash consideration received by the Founders in the Taxable Transaction.

(c)	Notwithstanding the foregoing, the obligation of Intel to sell its shares (the “Transaction”) pursuant to this Article 29B shall be subject to the satisfaction of each of the following conditions:

(i)

Form of Consideration. Intel shall not be required to accept any consideration for its shares other than cash or freely tradeable equity securities (subject to a lock-up period of no more than 90 days following the issuance of such securities to Intel) which have been admitted to or listed upon (i) the Official List of the UK Listing Authority or (ii) the New York or American Stock Exchange or the NASDAQ National Market in the United States of America or (iii) the Neuer Markt or (iv) Euronext Paris S.A. or (v) such other stock exchange as Intel may agree.

(ii)

Equal Consideration. Subject to section (iii) below, upon the consummation of the Transaction, all of the holders of Preferred Shares will receive the same form and amount of consideration per Preferred Share, respectively, taking into account any liquidation preference to which the holders of Preferred Shares are entitled, and if any holders of Preferred Shares arc; given an option as to the form and amount of consideration to be received, all holders will be given the same option.

(iii)

Costs/Expenses. Intel shall not be required to incur any costs or expenses (without limitation whether by way of out of pocket expenses or by way of set off) in connection with the Transaction except its pro rata share of any costs incurred for the benefit of all of the Company’s shareholders and for which Intel has agreed in writing to be responsible in advance of such costs being incurred. For the avoidance of doubt Intel shall be solely responsible for any costs that it decides to incur including the costs of its own counsel.

(iv)

Representations, Warranties and Indemnities. The only representations, warranties or indemnities that Intel shall be required to make in connection with the Transaction are representations, warranties and indemnities concerning (i) legal ownership of the Company’s securities to be sold by Intel (the “Intel Securities”), and (ii) the corporate authority of Intel to convey title to the Intel Securities, and the ability to do so free and clear of liens, encumbrances or adverse claims (the “Intel Required Obligations”). The Intel Required Obligations shall be in the same form as these to be given by each of the other shareholders of the Company and shall be given by Intel on a several (but not joint) basis only.

(v)

Liability. Intel shall not accept, assume or be deemed to have assumed any joint, or joint and several, liability with any other shareholder(s), the Company or any other party, with respect to any representation, warranty, indemnity, covenant or combination thereof made by such other shareholder(s), the Company or other party in connection with the Transaction. Intel’s liability shall in any event be limited to the amount of consideration actually received by Intel in cleared funds.

(vi)

Escrow and Liability upon Escrow. In the event that consideration for any of the shares in the Company is to be placed in escrow (the “Escrow Amount”), such Escrow Amount will not exceed 15% of the total consideration payable to all shareholders of the Company and that the Escrow Amount, to the extent that no claim has been made against it and for such amount as might remain following such claim, will be released to the shareholders at the latest three (3) months following the end of the acquiring company’s first accounting period after the consummation of the transfer of Intel’s shares or eighteen (18) months after the consummation of such transfer (the later of the two). Intel’s liability shall be limited to its pro rata share of the Escrow Amount (Intel’s pro rata share to be calculated on the basis of the consideration due to Intel as a proportion of the aggregate consideration due to all shareholders in the Company). For the avoidance of doubt, the Escrow Amount may be used to satisfy claims arising out of breaches by the Company of representations and warranties given by the Company in connection with a Transaction, all subject to the foregoing terms and conditions.

(vii)

US Securities. If the consideration proposed for Intel’s shares is in the form of securities of an issuer incorporated in the United States, Intel shall not be obligated to participate in the Transaction unless it is provided an opinion of counsel to the effect, that the sale in connection with such Transaction is not in violation of the registration or qualification requirements of federal or applicable state securities laws in the United States, or, if Intel is not provided with such an opinion, the Company shall indemnify Intel for any violation.

(vii)	Other Agreements. Intel shall not be required to amend, extend or terminate any contractual or other relationship with the Company, the acquirer or their respective affiliates.

(viii)

Covenant Not to Compete. Intel shall not be required to agree to any covenants including without limitation any covenant not to compete or any covenant not to solicit any of the customers, employees or suppliers of any party to the Transaction.

Furthermore, notwithstanding the foregoing, the obligation of Orbotech to sell its shares (the “Orbotech Transaction”) pursuant to this Article 29B shall be subject to the condition that the only representations, warranties or indemnities that Orbotech shall be required to make in connection with the Orbotech Transaction are representations, warranties and indemnities concerning (i) legal ownership of the Company’s securities to be sold by Orbotech (the “Orbotech Securities”), and (ii) the corporate authority of Orbotech to convey title to the Orbotech Securities, and the ability to do so free and clear of liens, encumbrances or adverse claims (the “Orbotech Required Obligations”). The Orbotech Required Obligations shall be in the same form as those to be given by each of the other shareholders of the Company and shall be given by Orbotech on a several (but not joint) basis only.

29C.	NO SALE

(a)

Until the close of business on December 31, 2005, subject to Articles 29C(b) and (c) below and Article 29D below, neither Founder shall make any transfer, assignment, pledge, or other disposal (a “Disposition”) of the issued and outstanding share capital of the Company held by him upon execution of the Star Agreement, and any shares of the Company hereafter acquired by any such Founder as a result of this holding of such shares (collectively referred to as the: “Limited Shares”), either directly or indirectly.

(b)

Notwithstanding the above, in the event that the Company’s IPO has not occurred prior to the expiration of eighteen months following the execution of the Star Agreement, (the “Initial Period”) then during each year commencing upon the expiration of the Initial Period, each Founder shall be entitled to make a Disposition of Limited Shares representing up to an aggregate of ten percent (10%) of the Limited Shares held by such Founder (the “10% Allowance”), provided however that prior to the IPO, the aggregate of such Dispositions shall be not more than twenty five percent (25%) of the Limited Shares in the aggregate. Any 10% Allowance not sold by a Founder during any one year may be accumulated by such Founder in respect of the following year or years.

(c)

The restrictions set forth in this Article 29C shall expire upon and in connection with the IPO or on the close of business on December 31, 2005, the earlier of the two. Nothing in this Article shall have any effect upon the requirement to offer any shares sold as part of the 10% Allowance to the Offerees as set forth in Article 29 or to receive the consent of the Board of Directors to the transfer of any shares to a competitor of the Company (which may be obtained prior to or after offering the shares to the other shareholders) or upon its authority to refuse to consent to the share transfer.

29D.	SALE OF SHARES BY THE FOUNDERS

Anything to the contrary herein notwithstanding, the sale of shares by the Founders pursuant to the Share Transfer Agreement shall not be subject to the restrictions on transfer set forth in Articles 29 (“Right of First Refusal”), 29A (“Co Sale”) or 29C (“No Sale”).

29E.	STAND STILL

Notwithstanding anything to the contrary in these Articles, any issuance of securities by the Company, and any sale, transfer, pledge, encumbrance or other disposal of any of the securities of the Company (by the Company or any shareholder), or any other action (including repurchase of any shares of the Company by the Company or by any subsidiary thereof), other than any action in which the provisions of Article 29B (Bring Along) shall apply, which results in a Strategic Investor (as defined below) whether or not a shareholder of the Company, holding (together with affiliates, Permitted Transferees, or other parties acting in concert with it) more than 20% of the voting rights in the Company, is prohibited unless approved in writing in advance by the Majority Preferred Shareholders (excluding, for the purposes of such majority, any Strategic Investors and their affiliates and Permitted Transferees or other parties acting in concert with them) and on terms and conditions approved by them. Any of the transactions set forth in the forgoing sentence not so approved shall be null and void and shall not be registered in the Company’s Shareholders Register. For purpose hereof a “Strategic Investor” shall mean a corporation or other business entity whose business is related to the Company’s business and, who is likely to have a business or technologic interest in the Company’s business, as distinguished from an interest for the sole purpose of financial investment.

CALLS

30.

A shareholder shall not be entitled to receive dividends nor to use any right a shareholder has, or receive any benefit or entitlement stated in these Articles (including without limitation, the rights set forth in Articles 7, 8, 11, 12, 14, 29, 29A, 65 and 86 hereof), unless he has paid all the calls that shall be made from time to time prior to or on the date appointed for payment thereof, with respect of money unpaid on all of his shares, whether he is the sole holder or holds the shares together with another person, in addition to interest and expenses if there shall be any.

31.

The Board may, subject to the provisions of these Articles, make calls upon the shareholders from time to time in respect of any moneys unpaid on their shares, as they shall determine proper, upon the condition that there shall be given prior notice of fourteen (14) days on every call and each shareholder shall be obligated to pay the total amount requested from him, or the installment on account of the call (if there shall so be) at the times and places to be determined by the Board.

32.	The calls for payment shall be deemed to have been requested from the date the Board shall have decided upon the calls for payment.

33.	The joint holders of a share shall be jointly and severally liable to pay the calls for payment in full and the installment on account, in connection with such calls.

34.

If a sum called in respect of a share is not paid the holders of the share or the person to whom it has been issued shall be liable to pay interest and linkage differentials upon the amount of the call or the payments on account, as determined by the Board of Directors commencing from the day appointed for the payment thereof to the time of actual payment, but the Board shall be at liberty to waiver payment of that interest, wholly or in part.

35.

Any amount that according to the condition of issuance of a share must be paid at the time of issuance or at a fixed date, whether on account of the sum of the share or premium, shall be deemed for the purposes of these Articles to be a call of payment that was made duly and the date of payment shall be the date appointed for payment. In the event of non-payment of this amount all of the Articles herein dealing with payment of interest, expenses, forfeiture, pledge and the like and all the other Articles connected therewith, shall apply, as if this sum had been duly requested and notice had been given, as aforesaid.

36.	The Board may make arrangements at the time of issue of shares for a difference between the holders with respect to the amount of calls to be paid and the times of payment, and the rate of interest.

37.

The Board may, if it thinks fit, receive from any shareholder willing to pay in advance all of the monies or a part thereof that shall be due on account of his shares, in addition to any amounts of a part thereof that shall be due on account of his shares, in addition to any amounts that the payment in fact has been requested and they shall be permitted to pay him interest at the rate the Board and shareholders shall agree upon, for the amounts paid in advance as aforesaid, or upon the part thereof which is in excess of the amounts whose payment was at the time requested on account of his shares in connection with which the payments have been made in advance, in addition to paying dividends that will be paid for that part of the share which has been paid in advance. The Board of Directors may at any time repay any amount so advanced without premium or penalty by giving such shareholder seven days’ prior notice in writing. Nothing in this Article 37 shall derogate from the right of the Board of Directors to make any call before or after receipt by the Company of any such advance.

FORFEITURE OF SHARES

38.

If a shareholder fails to pay any call or installment of a call on the day appointed for payment thereof, the Board may, at any time thereafter during such time as any part of such call or installment remains unpaid, serve a notice on him requiring payment of so much of the call or installment as is unpaid, together with any interest which may have accrued and any expenses that were incurred as a result of such non-payment.

39.

The notice shall name a further day, not earlier than the expiration of seven days from the date of the notice, on or before which the amount of the call or installment or a part thereof is to be made together with interest and any expenses incurred as a result of such nonpayment. The notice shall also state the place the payment is to be made and that in the event of non-payment, at or before the time appointed, the shares in respect of which the call was made will be liable to be forfeited.

40.

If the requirements of any such notice as aforesaid are not complied with, any share in respect of which the notice has been given may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the Board to that effect. In such event, the provisions of Section 181 of the Companies Law shall apply, and the shares so forfeited shall be “dormant shares” as provided for therein. The forfeiture shall include those dividends that were declared but not yet distributed, with respect to the forfeited shares.

41.

A share so forfeited-shall be deemed to be the property of the Company and can be sold or otherwise disposed of, on such terms and in such manner as the Board thinks fit, subject to applicable law. Such shares shall not be deemed, for the purposes of the Articles, to comprise part of the issued and outstanding share capital of the Company, and shall be disregarded for the purposes of calculations based thereon. At any time before a sale or disposition the forfeiture may be canceled on such terms as the Board thinks fit.

42.

A person whose shares have been forfeited shall cease to be a shareholder in respect of the forfeited shares, but shall notwithstanding remain liable to pay to the Company all monies which, at the date of forfeiture, were presently payable by him to the Company in respect of the shares, but his liability shall cease if and when the Company receives payment in full of all moneys that, at the date of forfeiture, were presently payable by him to the Company in respect of the shares (including interest and expenses).

43.

Without derogating from Article 30 above, the forfeiture of a share shall cause, at the time of forfeiture, the cancellation of all rights in the Company or any claim or demand against it with respect to that share and the other rights and obligations between the share owner and the Company accompanying the share, except for those rights and obligations not included in such a cancellation according to these Articles or that the Companies Law imposes upon former shareholders.

44.

The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed-time, whether on account of the nominal value amount of the share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

MODIFICATION OF CAPITAL

45.	Subject to the provisions of Article 12 above and to any applicable law, the Company may, from lime to time, by resolution duly adopted according to these Articles:

	(a)	consolidate and divide all or any of its issued or unissued share capital into shares of larger nominal value than its existing shares;

	(b)	cancel any shares which have not been taken or agreed to be taken by any person;

(c)

by subdivision of its existing shares, or any of them, divide the whole, or any part, of its share capital into shares of smaller amounts than is fixed by the Memorandum of Association in a manner that with respect to the shares created as a result of the division it will be possible within the resolution of division to grant to one or more shares a preferable right or advantage with respect to dividend, capital, voting or otherwise over the remaining share or other similar shares;

(d)	reduce its share capital and any fund reserved for capital redemption in the manner that it shall deem to be correct.

INCREASE OF SHARE CAPITAL

46.

Subject to the provisions of Article 12 above and to any applicable law, the Company shall be permitted from time to time, by resolution duly adopted according to these Articles, to increase its share capital - whether or not all its shares have been issued, or whether the shares issued have been paid in full - by creation of new shares. This new capital shall be in such an amount, divided into shares in such amounts and have such preferable or deferred or other special rights (subject always to the special rights conferred upon an existing class of share), subject to any condition and restrictions with respect to dividends, return of capital, voting or otherwise, all as shall be directed by the general meeting in its resolution sanctioning the increase of the share capital.

47.

Subject to any decision to the contrary in the resolution sanctioning the increase in share capital, pursuant to these Articles, the new share capital shall be deemed to be part of the original share capital of the Company and shall be subject to the same provisions with reference to payment of calls, liens, title, forfeiture, transfer and otherwise as apply to the original share capital.

GENERAL MEETINGS

48.

A general meeting shall be held once in every calendar year at such time, being not more than fifteen months after the holding of the last preceding general meeting, and place as may be prescribed by the Board. The above mentioned general meetings shall be called “Annual General Meetings”. All other general meetings shall be called “Special General Meetings”.

49.

Subject to the provisions of these Articles the function of the Annual General Meeting shall be to receive and to deliberate with respect to the profit and loss statement, the balance sheets, the ordinary reports and accounts of the Board and auditors; to declare dividends, to appoint auditors and to fix their salaries. Every other matter shall be deemed to be special and shall be discussed at a Special General Meeting.

50.

The directors or anyone of them may, whenever they think fit, and upon a requisition in writing as provided for in the Companies Law, convene a Special General Meeting. Every such requisition shall include the objects for which a meeting should be convened, shall be signed by the requisitioners and shall be sent to the registered. Office of the Company. If the Board of Directors does not convene a meeting within 21 days from the date of the submission of the requisition as aforesaid, the requisitioners may convene by themselves a meeting. However, the meeting which was so convened shall not be held after three months have passed since the date of the submission of the requisition.

NOTICE OF GENERAL MEETINGS

51.

A prior notice of 14 days at least shall be sufficient for any general meeting, including any meeting at which it is being proposed to amend the Memorandum of Association and/or Articles of Association and, accordingly, prior notice of at least 14 days shall be given with. respect to the place, date and hour of the meeting, and in the event that a special matter shall be discussed, a general description of the nature of that matter. The notice shall be given, as herein below provided for, to the shareholders entitled pursuant to these Articles to vote at the meeting. The notice shall be sufficient for any meeting of shareholders including a meeting at which it is proposed to amend the Memorandum of Association and/or Articles of Association. If, by chance, a notice as aforesaid was not given or not received by a shareholder, this shall not amount to a disqualification of the resolution passed or disqualification of the proceedings held at that meeting. With the consent of all the shareholders who are entitled, at that time, to vote, it shall be permitted to convene all meetings and to resolve all types of resolutions, upon a shorter advance notice or without any notice and in such manner, generally, as such be approved by the shareholders.

QUORUM

52.

No deliberation shall be commenced with respect to any matter at the general or special meeting unless there shall be present a quorum at the time when the general meeting proceeds to deliberate. In any meeting a quorum shall be formed. when there are present personally or by proxy not less than two shareholders who hold or represent together the majority of the voting rights of the issued share capital of the Company, providing that one of such two shareholders present shall be a holder of Preferred Share(s) of the Company.

53.

If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened by the Board upon the demand of shareholders or upon the demand of less than 50% of the directors then in office or directly by such shareholders or directors, shall be cancelled. Otherwise, if within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day in the next week at the same place and time, or any other day and/or any other hour and/or any other place as the Board shall notify the shareholders, and, if at the second meeting a quorum is not present, within half an hour from the time appointed for the meeting any two shareholders present personally or by proxy shall be a quorum, and shall be entitled to deliberate and to resolve in respect of the matters for which the meeting was convened. Shareholders may participate by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting. shall constitute attendance in person at the meeting. The secretary of the meeting shall confirm attendance by telephone to the Chairman.

CHAIRMAN

54.

The Chairman of the Board of Directors shall preside as chairman at all general meetings. If there is no Chairman or he is not present within 15 minutes from the time appointed for the meeting or if he shall refuse to preside at the meeting, the shareholders present shall elect one of the directors to act as Chairman, and if only one director is present he shall act as Chairman, If no directors are present or if they all refuse to preside at the meeting the shareholders present shall elect one of the shareholders present to preside at the meeting. The Chairman shall have no special rights or privileges and no second or casting vote.

POWER TO ADJOURN

55.

The Chairman may, with the consent of any meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, as the meeting shall decide. At an adjourned meeting no matters shall be discussed except for those permissible to be discussed at that meeting which decided upon the adjournment.

ADOPTION OF RESOLUTIONS

56.

At every meeting a resolution put to the vote of the meeting shall be decided upon by a show of hands, unless before or upon the declaration of the result of the show of hands a secret ballot in writing be demanded by the Chairman (if he is entitled to vote) or by any shareholder present, in person or by proxy, and entitled to vote at the meeting. Except if a secret vote is demanded as aforesaid, the declaration of the Chairman that the resolution has been carried or carried unanimously or by a particular majority, or lost, or not carried by a particular majority, shall be final, and an entry to that effect in the minute book of the Company, shall be conclusive evidence of the fact without the necessity of proving the number or proportion of the votes recorded in favor or against such a resolution. Subject to any provision in this regard in the Companies Law, or in these Articles, all resolutions of the shareholders including without limitation with respect to a merger, a change of the Company’s name, modification or alterations of the Company’s share capital and the amendment of the Company’s Memorandum of Association in accordance with such resolution and the amendment or replacement of the Company’s Articles of Association shall be deemed adopted at a General Meeting at which a quorum is present if approved by a simple majority of the voting rights of the Company represented personally or by proxy and voting thereon.

57.

If a secret Ballot is duly demanded, it shall be taken in such manner as the Chairman directs, whether immediately or after an adjournment or in a postponed manner or otherwise, and the results of the ballot shall be deemed to be a resolution of the meeting wherein the secret ballot was demanded. Those requesting a secret ballot can withdraw their request at any time before the secret ballot is held. A secret ballot demanded on the election of a Chairman, or on a question of adjournment shall be taken forthwith. A secret ballot demanded on any other question shall be taken at such time as the Chairman of the meeting directs. A demand for a secret ballot shall not prevent the continuation of the meeting with respect to the transaction of any other business, except for the manner with respect to which the secret ballot was demanded. All demands or notices hereunder may be submitted by facsimile.

VOTES OF SHAREHOLDERS

58.

Subject to and without derogating from the right or preference rights: or restrictions existing at that time with respect to a certain class of shares forming of the capital of the Company, each shareholder present at a meeting, personally or by proxy, shall be entitled, whether at a vote by show of hands or by secret ballot, to one vote for each Ordinary Share held by him calculated, with respect to the Preferred Shares and Ordinary-Preferred Shares, on an as- converted basis, provided that no shareholder shall be permitted to vote any shares at a general meeting or appoint a proxy’ to vote therein except if he has paid all calls for payment prior to or on the day appointed for payment thereof and all monies due: of the Company from him prior to or on the ‘day appointed for payment thereof with respect to such shares.

59.

In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders; and for the purpose of this article seniority shall be determined by the order in which the names stand in the register of shareholders. Joint holders of a share of which one of them is present at a meeting shall not vote by proxy. The appointment of a proxy to vote on behalf of a share held by joint holders shall be executed by the signature of the senior of the joint holders.

60.	PROXIES

(a)

In every vote a shareholder shall be entitled to vote either personally or by proxy. A proxy present at a meeting shall also be entitled to request a secret ballot. A proxy need not be a shareholder of the Company.

(b)

A shareholder of the Company that is a corporation or partnership shall be entitled by decision of its Board of Directors or by a decision of a person or other duly authorized body, to appoint a person who it shall deem fit to be its representative at every meeting of the Company. The representative, appointed as aforesaid, shall be entitled to perform on behalf of the corporation he represents all the powers that the corporation itself may use just as if it was a person.

61.	(a)

A vote pursuant to an instruction appointing a proxy shall be valid notwithstanding the death of the appointor or the appointor becoming of unsound mind or the cancellation of the proxy or its expiration in accordance with any law, or the transfer of the shares with respect to which the proxy was given, unless a notice in writing was given of the death, becoming of unsound mind, cancellation or transfer and was received at the Office before the meeting took place.

(b)

A shareholder is entitled to vote by a separate proxy with respect to each share held by him provided that each proxy as aforesaid shall have a separate letter of appointment containing, the serial number of the shares with respect to which the proxy is entitled to vote. If a specific share is included by the holder in more than one letter of appointment, that share shall not entitle any of the holders of such instrument to a vote.

INSTRUMENT OF APPOINTMENT

62.

A letter of appointment of a proxy or power of attorney or other certificate (if there shall be such) pursuant to which the appointee is acting, shall be in writing and such instrument or a copy thereof shall be deposited in the Office, or in another place in Israel of abroad - as the Board shall direct from time to time generally or with respect to a particular case, no later than upon the commencement of the meeting or adjourned meeting wherein the person referred to in the instrument is appointed to vote, otherwise that person shall not be entitled to vote that share. An instrument appointing a proxy and which is not limited in time or by the occurrence of an event (such as an IPO) shall not be valid 12 months after the date of its execution. If the appointment shall be for a limited period or until the occurrence of an event (such as an IPO), the instrument shall be valid for the period or until the occurrence of the event contained therein.

63.	An instrument appointing a proxy (whether for a specific meeting or otherwise) may be in the following form or in any other similar form which the circumstances shall permit:

“I, ___________, of ___________, a shareholder holding shares in ___________ and entitled to ___________ votes hereby appoint ___________, of ___________, or in his place ___________, of ___________, to vote in my name and in my place at the general meeting (annual, special, adjourned - as the case maybe) of the Company to be held on the ___________ day of ___________, 2 ___________ and at any adjournment thereof.

In witness whereof, I have hereby affixed my signature the ___________ day of ___________, 2 ___________.

Appointor’s Signature

64.	RESERVED

65.	DIRECTORS

(a) The Board of Directors shall consist of up to nine (9) members who shall be appointed as follows:

(1)

the Founders shall be entitled to appoint one (1) director until such time as the Founders, together, cease to hold 7% or more of the issued and outstanding share capital of the Company on an as-converted basis, after which they will no longer have the right to appoint a director. However, notwithstanding the previous sentence, during the 18 month period commencing upon the closing of the Poalim Agreement, such right to appoint one director shall continue to apply even if their aggregate holdings fall below 7% as aforesaid, until such time as the Founders, together, cease to hold 5% or more of the issued and outstanding share capital of the Company on an as-converted basis after which they will no longer have the right to appoint a director. In the event the Founders will no longer be entitled to appoint a director, the directorship which is vacated shall thereafter be held by another independent industry expert to be appointed by a majority of the other directors appointed pursuant to Articles 65(a)(2)-(3) below, such that two directors who are independent industry experts may thereafter serve on the Board of Directors;

(2)

each of Pitango, Star, Genesis and Orbotech shall be entitled to appoint one (1) director to the Board of Directors of the Company for so long as it holds Preferred Shares constituting more than 5% of the issued and outstanding share capital of the Company, on an as converted basis, and thereafter the directorship which was vacated shall be held by a director appointed by the holders of the majority of the Series AA Preferred Shares not otherwise entitled to appoint a director pursuant to this Article 65(a)(2);

(3)

each of Poalim Ventures and Wellington shall be entitled to appoint one (1) director for so long as it holds Preferred Shares constituting more than 3% of the issued and outstanding share capital of the Company, on an as converted basis and thereafter the directorship which was vacated shall be held by a director appointed by the holders of the majority of the Series BB Preferred Shares;

(4) the majority of the other directors appointed pursuant to Articles 65(a)(l)-(3) above shall be entitled to appoint one (1) director, who shall be an independent industry expert; and

(5) the Chief Executive Officer (“CEO”) of the Company shall be a director if he or she is appointed as a director by a majority of the directors appointed pursuant to Articles 65(a)(l)-(3) above;

(c)

Observers to the Board of Directors shall be entitled to attend all Board of Directors meetings and in this capacity, to receive all notices of meetings and any documentation the Company provides to the Company’s directors before, during or after such meetings, subject to restrictions relating to attorney-client privilege, and shall be subject (other than an observer appointed by Intel) to the same fiduciary duties that apply to members of the Board of Directors.

	(d)	The provisions of this Article 65 shall be in force until the QIPO.

66.	(a)

The directors and observers shall be appointed as set forth in Article 65 and may be removed and vacancies filled by those entitled to appoint, as specified in Article 65. Notice of appointment or removal shall become effective on the date fixed in the notice of appointment or removal, or upon delivery thereof to the Company, whichever is later. For avoidance of doubt, in the event that a seat of the Board of Directors is vacated, and no one is entitled to replace such vacated seat, then such vacated seat shall remain vacant and the number of directors shall be reduced accordingly.

(b)

If the office of any member of the Board of Directors is vacated, the other members of the Board of Directors may act in every way and manner so long as their number does not fall below two, at least one of which was appointed by the holders of the Preferred Shares. If their number falls below two, or if there are only two directors but none of them were appointed by the holder of the Preferred Shares, they may act only in an emergency, for convening General Meetings and for providing written notice to those shareholders or groups of shareholders who are entitled to fill the vacancies, of such vacancies. In the event that within 10 days following mailing of such written notices the vacancies are not filled, the directors in office, whatever their number or by whom appointed, may act in every way and manner.

67.	Subject to the provisions of these Articles or to the provisions of an existing contract, the tenure of office or the director shall automatically be terminated:

	(1)	if he becomes bankrupt;

	(2)	if he is declared lunatic or becomes of unsound mind;

	(3)	if he has resigned by an instrument in writing to the Company;

	(4)	if he is removed from office pursuant to Articles 65 and 66 above;

	(5)	with his death;

	(6)	if he is the CEO, upon termination of his position as CEO (or earlier, if removed pursuant to Articles 65 and 66 above, as aforesaid); or

	(7)	if a company, with its liquidation.

68.	ALTERNATIVE DIRECTOR

	(a)	Any person who is qualified to be appointed as a Director may serve as a substitute director even if he is a member of the Board of Directors or a substitute Director, (hereinafter “substitute”).

	(b)	A substitute shall have one vote.

	(c)	A substitute shall have, subject to the provisions of the instrument by which he was appointed, all the powers and authorities that the director for which he is serving as director, has.

	(d)	The provision of this Article with respect to the appointment of a director shall apply with respect to an appointment of a substitute.

(e)

The office of a substitute director shall be automatically vacated if his appointment is terminated by the director who appointed him in accordance with these regulations, or upon the occurrence of one of the events described in Articles (1), (2), (3), (5), (6) or (7) of Article 67 or, if the office of the member of the Board of Directors with respect to whom he serves as a substitute shall be vacated for any reason whatsoever.

(f)

The substitute director has the right to receive notice of convening *** a Board of Directors meeting and may participate or vote at such meeting only if the director appointing said substitute is absent from said meeting.

69.	REMUNERATION OF DIRECTOR

Members of the Board of Directors, not being employees of the Company or professionals providing special professional services for consideration to its members - shall not receive a salary from funds of the Company unless the general meeting has so decided and in the amount that the general meeting shall decide upon. The directors, and their substitutes, shall be entitled to receive expenses, in an acceptable rate, for travel expenses, board and lodging that have been expended for or during the performance of their duties as directors, and including travel expenses to the Board meetings and return. If pursuant to a decision of the Board, one of the directors shall perform services or tasks aside from his regular duties as a director, whether as a result of his particular profession or by a trip or stay abroad or otherwise, the Board may decide to pay him a preferred wage in addition to his regular salary, and such a wage shall be paid by way of salary, commission, participation in profits or otherwise and this wage shall be in addition to his regular salary, If there shall be any, or will be in place thereof, as shall be decided.

70.	POWER AND DUTIES

The management of the business of the Company shall be vested in the Board of Directors. They shall be entitled to exercise all the powers and authorities that the Company has and to perform in its name all the acts that it is entitled to do according to its memorandum of association and/or Articles and/or the. Companies Law except for those which are pursuant to the Companies Law or the Articles vested in the general meeting of the Company, subject to any provisions in the Companies Law or in these Articles or the regulations that the Company shall adopt in its general meeting (insofar as they do not contradict the Companies Law or these Articles). However any article adopted by the Company in its general meeting shall not affect the legality of any prior act of the Board that would be legal and valid, if not for such an article.

71.	A director shall not be required to hold qualifying shares.

CONFLICT OF INTEREST

72.

A director shall not be prohibited from fulfilling his rights and duties under these Articles or from entering into contracts with the Company whether as a seller, buyer or otherwise, and no such contract or arrangement which shall be made on behalf of the Company or in its name wherein the director is or will be an interested party, either directly or indirectly, shall be void provided, however that:

(a)

any transaction between a director and the Company must be approved both by the Board of Directors and the Audit Committee of the Company, or, if no Audit Committee has been created, by the General Meeting;

(b)

the interested director may not participate or vote at the Board of Directors at which approval is sought unless all other directors are interested directors, but shall be counted toward the *** necessary for commencing deliberations at such meeting; and

(c)

the interested director must, in addition to disclosing the substance of his interest in the transaction for which approval is sought, also disclose any material facts and documents relating thereto. The provisions of this article shall apply also to a substitute or alternate director, if it is appropriate.

73.

A director may hold another paid position or function in the Company or in any other company that the Company is a shareholder of or that it has some other interest in, together with his position as a director (except an auditor) upon those conditions with respect to salary and other matters as decided by the Board.

74.	FUNCTIONS OF THE DIRECTORS

The Board may meet in order to transact business, to adjourn its meetings or to organize them otherwise as it shall deem fit and to determine the legal quorum necessary to conduct business, provided that the quorum for a meeting of the Board of Directors shall consist of at least *** majority of the directors then in office. A director whose presence *** required for purposes of a quorum as aforesaid may by written notice to the Company waive the requirement for his presence in order to constitute a quorum. If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the second business day following the day originally scheduled, and at such adjourned meeting 4 directors shall constitute a quorum notwithstanding that a director appointed by any specific shareholder or class of shareholders is not present.

75.	CHAIRMAN

The Board may from time to time elect, by a simple majority, a Chairman, and decide the period of time he shall hold such an office, and he shall preside at the meetings of the Board of Directors. However, if such a Chairman is not elected or if he is not present at any meeting, the Board may, by a simple majority, choose one of its members to serve as Chairman of that meeting.

The Chairman shall have no rights or privileges other than those granted to directors and shall not have a second of casting vote.

MEETINGS

76.	A member of the Board of Directors may at any time call a Board of Directors’ meeting, and the secretary shall be required on the request of such member to convene a Board of Directors’ meeting.

(a)

Any notice of a Board of Directors’ meeting can be given, in writing, or by fax or email provided that the notice is given seven (7) days before the time appointed for the meeting, unless all the members of the Board of Directors having received a shorter notice, shall agree to such a shorter notice, provided, however, that a four (4) days notice will be sufficient if the majority of the directors then in office agree to such shorter notice.

(b) Unless otherwise provided by these Articles, all acts and determinations of the Board of Directors shall be determined by a simple majority of those attending and voting.

(c)

Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute attendance in person at the meeting.

77.	DELEGATION OF POWER

(a)

Subject to applicable law, the Board of Directors may delegate any of their powers to committees consisting of such member or members of their body as they deem fit and may, from time to time, revoke such delegation. No committee of the Board of Directors shall be established except by unanimous consent of all directors.

(b)

In the exercise of any power delegated to it by the Board of Directors all committees shall conform to any regulations that may be imposed upon them by the Board of Directors, if there shall he any such regulation. If no such regulations are adopted by the Board of Directors or if there are no complete and encompassing regulations, the committees shall act pursuant to these Articles dealing with organization of meetings, meetings and functions of the Board of Directors, mutatis mutandis, and insofar as no provision of the Board of Directors shall replace it pursuant to this article.

(c)

All actions performed in a bona fide fashion by the Board of Directors or by a committee of the Board of Directors, or by any person acting as a director or as a substitute shall be as valid, even if at a later date a flaw shall be discovered in the appointment of such a director or such a person acting as aforesaid, or that all or some of them were unfit as if each and every one of those persons shall have been duly appointed and fit to serve as a director or substitute as the case may be.

80.	GENERAL MANAGER

(a)

The Board may from time to time appoint one or more persons, whether or not he is a member of the Board of Directors, as the CEO of the Company, either for a fixed period of time or without limiting the time that he or they will stay in office, and the Board may from time to time (subject to any provision in any contract between him or them and the Company) release him or them from their office and appoint another or others in his or their place.

(b)

The Board of Directors may from time to time grant and bestow upon the general manager, at that time, those powers and authorities that it exercises pursuant to these Articles, as it shall deem fit, and may grant those powers and authorities for such period, and to be exercised for such objectives and purposes and in such time and conditions, and on such restrictions, as it shall decide; and it may grant such authorities whether concurrently with the Board of Directors’ authorities in that area, or in excess of them, or in place thereof or any one of them, and it can from time to time revoke, repeal, or change any one or all of those authorities.

(c)

Notwithstanding the aforesaid in Article 69 the wages of the general manager shall be determined from time to time by the Board of Directors (subject to any provision in any contract between him and the Company) and it may be paid by way of a fixed salary or commission or dividends, or a percentage of profits or the Company profit turnover or of any other Company that the Company has an interest in, or by participation in such profits, or in one or more of the aforementioned methods.

81.	MINUTES

(a)

The Board shall cause minutes to be taken of all general meetings of the Company, of the appointments of officials of the Company, of Board of Directors’ meetings and of committee meetings that shall include the following items, if applicable:

		(1)	the names of the members present;

		(2)	the matters discussed at the meeting;

		(3)	the results of the vote;

		(4)	resolutions adopted at the meeting;

		(5)	directives given by the meeting to the committees;

(6)	if requested, any reservation of a shareholder or director with regard to a matter discussed or resolution passed.

(b)

The minutes of any meeting shall serve as prima facie proof as to the facts in the minutes if the minutes are reviewed and approved at the next succeeding meeting and are signed by the Chairman of that next succeeding meeting.

82.	RESOLUTION IN WRITING

A resolution in writing signed by all shareholders of the Company or by all the members of the Board of Directors, or of a committee, or such a resolution that all the shareholders of the Company then entitled to vote at General Meetings, the members of the Board of Directors or a committee have agreed to in writing or by fax shall be valid for every purpose as a resolution adopted at a General Meeting, Board of Directors’ or committee meeting, as the case may be, that was duly convened and held. In place of a shareholder or director, as the case may be, any such aforesaid resolution may be signed and delivered by his substitute.

83.	SEAL, STAMP AND SIGNATURES

(a)

The Board shall cause the seal (if the Company shall have a seal) to be kept in safekeeping and it shall be forbidden to use the seal unless prior permission of the Board of Directors is given. If such permission was given, the seal shall be affixed in the presence of whoever has been so appointed by the Board of Directors, and he shall sign any document upon which the seal has been affixed.

(b) The Company shall have at least one rubber stamp. The Board shall ensure that such a stamp is kept in a safe place.

(c)

The Board of Directors may designate and authorize any person or persons (even if they are not members of the Board of Directors) to act and to sign in the name of the Company, and the acts and signatures of such a person or persons shall bind the Company, insofar as such persons have acted and signed within the limits of then aforesaid authority.

(d)

The printing of the name of the Company by a typewriter or by hand next to the signatures of the authorized signatories of the Company, pursuant to sub-article (c) above, shall be valid as if the rubber stamp of the Company was affixed.

84.	BRANCH REGISTERS

The Company may, subject to the provisions of the Companies Law or any other applicable law that may substitute such provisions, keep in every other country where those provisions shall apply, a register or registers of shareholders living in that other country as aforesaid, and to exercise any other powers referred to in the laws with respect to such branch registers.

85.	THE SECRETARY, OFFICERS AND ATTORNEYS

(a)

The Board of Directors may appoint a secretary of the Company upon the conditions that it deems fit. The Board may as well, from time to, time, appoint an associate secretary who shall be deemed to be the secretary for the period of his appointment.

(b)

The Board of Directors may, from time to time appoint to the Company, officers, workers, agents and functionaries to permanent, temporary or special positions, as it shall, from time to time, see fit and set compensation for them.

(c)

The Board may, at any lime and from time to time, authorize any Company, firm, person or group of people, whether this authorization is done by the Board directly or indirectly, to be the attorneys in fact of the Company for those purposes and with those powers and discretion which shall not exceed those conferred upon the Board of Directors or that the Board of Directors can exercise pursuant to these Articles - and for such a period of time and upon such conditions as the Board deems proper, kind every such authorization may contain such directives as the Board of Directors deems proper for the protection and benefit of the persons dealing with such attorneys.

86.	DIVIDEND

Subject to the provisions of the Companies Law and these Articles, including without limitation the provisions of Articles 7, 8 and 12 and subject to any tights or conditions of Preferred Shares and Ordinary-Preferred Shares and other rights and conditions attached at that time to any share in the capital of the Company granting preferential, special or deferred rights or not granting any rights with respect to dividends, the profits of the Company shall be distributable to the shareholders of the Company according to the proportion, of the nominal value paid up or credited as paid up on account of the shares held by them at the date so appointed by the Company, without regard to the premium-paid in excess of the nominal value. A distribution, setting aside or declaration of dividend requires a decision of the Board of Directors.

The Board of Directors may issue any share upon the condition that a dividend shall be paid at a certain date or that a portion of the declared dividend for a certain period shall be paid, or that the period for which a dividend shall be paid shall commence at a certain date, or a similar condition, all as decided by the Board of Directors. In every such case - subject to the provision mentioned in the beginning of this article - the dividend shall be paid in respect of such a share in accordance with such a condition.

87.

Subject to the provisions of the Companies Law, at the time of declaration of a dividend the Board of Directors may decide that such a dividend shall be paid in part or in whole, by way of distribution of certain properties, especially by way of distribution of fully paid up shares or debentures or debenture stock of the Company, or by way of distribution of fully paid up shares or debentures or debenture stock of any other Company or in one or more of the aforesaid ways. For purposes of any such distribution, the outstanding Preferred Shares and Ordinary-Preferred Shares shall be deemed to have been converted into Ordinary Shares as of the time appointed by the Board of Directors for the purpose of determining entitlement to participate in such distribution.

88.

Any dividends payable on shares which are not fully paid up, will be first a *** to any unpaid amount on such shares even if such payments are not yet due pursuant to the terms of issuance or as provided in these Articles, and any excess will be distributed to the holder of such shares as set forth herein.

89.	The Board of Directors may put a lien on any dividend on which the Company has a charge, and it may use it to pay any debts, obligations or commitments with respect to which the charge exists.

90.

A transfer of shares shall not transfer the right to a dividend which has been declared after the transfer but before the registration of the transfer. The person registered in the register as a shareholder on the date appointed by the company for that purpose shall be the one entitled to receive a dividend.

91.	Reserved.

92.	A notice of the declaration of a dividend, whether an interim dividend or otherwise, shall be given to the shareholders registered in the register, in the manner provided for in these Articles.

93.

If no other provision is given, the dividend may be paid by check or payment order to be mailed to the registered address of a shareholder or person entitled thereto in the register or, in the case of registered joint owners, to the addresses of one of the joint owners as registered in the register. Every such check shall be made out to the person it is sent to. The receipt of the person who, on the date of declaration of dividend, is registered as the holder of any share or, in the case of joint holders, of one of the joint holders, shall serve as a release with respect to payments made in connection with that share.

94.	(a)

Subject to Article 12 above, if at any time the share capital shall be divided into different classes of shares, the distribution of fully paid up shares, from funds pursuant to Article 95 below, shall be made in one of the two following manners as to be decided upon by the Board:

(i) In such a manner so that all the holders of a share entitled to fully paid up shares shall receive one uniform class of shares; or

(ii) In such manner so that each holder of shares entitled to fully paid up shares as aforesaid shall receive shares of the class of shares held by him and entitling him to fully paid up shares, as aforesaid.

(b)

In order to give effect to any resolution in connection with the distribution of dividends, or distribution of property, fully paid-up shares or debentures, the Board of Directors may resolve any difficulty that shall arise with distribution as it shall deem necessary, especially to issue certificates for fractional shares and to determine the value of certain property for purposes of distribution, and to decide that payment in cash shall be made to the shareholder on the basis of the value decided for that-purpose, or that fractions the value of which is less than one New Israeli Shekel shall not be taken into account for the purpose of coordinating the rights of all the parties. The Board of Directors shall be permitted, in this regard, to grant cash or property to trustees in escrow for the benefit Of persons entitled thereto, as the Board shall see beneficial. Wherever required, an agreement shall be submitted to the registrar of companies and the Board may appoint a person to execute such an agreement in the name of the persons entitled to a dividend, property, fully paid up shares or debentures as shares or debentures as aforesaid, and such an appointment shall be valid.

(c) The Company shall not be obligated to pay interest on a dividend.

(d)

The Board of Directors may, with respect to all dividends not collected within one year after their declaration, invest or use them in another way for the benefit of the Company, until they shall be demanded. The Company shall not pay interest for dividends or interest not collected.

95.	FUNDS

The Board may set aside from the profits of the Company the sums it deems proper, as a reserve fund or reserve funds for extraordinary uses, or for preferred dividends or equalisation of dividends or other funds or for the purpose of correcting, bettering or retaining any property of the Company and for those other purposes which - shall, in the absolute discretion of the Board of Directors, be beneficial to the Company and it may invest the, various sums so invested in such investments as it finds proper, and from time to time deal with such investments, change or transfer them, in part or in whole, for the benefit of the Company. The Board of Directors may, as well, divide any reserve liability fund to preferred funds as it shall deem proper, transfer moneys from funds to fund and use every fund or any part thereof in the business of the Company, without being required to keep such sums separate from the rest of the Company’s property. The Board of Directors may, from time to time, also transfer, to the next year, profits out of such sums which are, in its absolute discretion, beneficial to the Company. Generally the Board of Directors may create funds as it deems necessary, either those resulting from profits of the Company or from re-evaluation of property, or from premiums paid for shares or from any other source, and to use them in its discretion as it deems fit insofar as that in the creation of such funds, the changes or uses do not exceed the provisions of the Companies Law or accepted accounting principles.

96.

All premiums received from *** issue of shares shall be capital funds and they shall be treated for every purpose as capital and not as profits distributable as dividends. The Board of Directors may organize a reserve capital liability account and transfer, from time to time, all such premiums to the reserve capital liability account or use such premiums and monies to cover depreciation or doubtful loss. All losses from sale of investments or other property of the Company shall be debited from other funds of the Company. The Board of Directors may use any monies credited to the capital reserve liability account in any manner that these Articles or the Companies Law permits.

97.

Any amounts transferred and credited to the account of income and expense fund or general reserve liability account or capital liability reserve account, may, until otherwise used in accordance with these Articles, be invested together with such other monies of the Company in the day to day business of the Company, without having to differentiate between these investments and the investment of the monies of the Company.

98.	ACCOUNTS AND AUDIT

The Board shall cause correct accounts to be kept:

(a) of the assets and liabilities;

(b) of any amount of money received or expended by the Company and the mattes for which such sum of money is expended or received; and

(c) of all purchases and sales made by the Company.

99.	The account books shall be kept in the Office or at such other place as the Board deems fit and they shall also be open for inspection by the directors.

100.

The Board of Directors shall determine from time to time, in any specific case or type of case, or generally, whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company, or any of them, shall be open for inspection by the shareholders, and no shareholder, not being a director, shall have any right of inspecting any account book or document of the Company except as conferred by law or authorized by the Board of Directors or by the Company in a general meeting.

101.

Not less than once a year, the Board shall submit before the Company at the Annual General Meeting a profit and loss account for the period after the previous account, and if it is the first account for the period after registration of the Company, it shall be prepared as of a date not more than nine months before the date of the meeting and in accordance with the relevant provisions of the Companies Law, and the Board shall submit a balance sheet that is correct as of the date of the profit and loss account. To the balance sheet shall be attached a report of the auditor and it shall be accompanied by a report from the Board with respect to the situation of the Company business and the amount they propose as a dividend and the amount (if any) that they propose be set aside for the fund accounts.

102.	Auditors shall be appointed and their function shall be set out in accordance with the Companies Law.

NOTICES

102.

A notice or any other document may be served by the Company upon any shareholder either personally or by sending it by prepaid letter, fax or e-mail addressed to such shareholder at his address, wherever situated, as appearing in the register of shareholders, provided, however that a shareholder may notify the Company in writing of its objection to the use of e-mail as the sole means of notice in which event the Company shall provide notice to such shareholder by e-mail and one of the other means permitted by this Article 102.

103.

All notices directed to be given to the shareholders shall, with respect to any shares to which persons are jointly entitled, be given to one of the joint holders, and any notice so given shall be sufficient notice to the holders of such share.

104.

Prior and timely notice of the convening, of a shareholders meeting shall be given to each shareholder, wherever situated, at the last address provided by the shareholder. Any shareholder registered in the register who shall, from time to time, furnish the Company with an address at which notices may be served, shall be entitled to receive all notices he is entitled to receive according to these Articles at that address.

105.

A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a shareholder by sending it through the post in a prepaid letter or fax or e-mail addressed to them by name, at the address furnished for the purpose by the persons claiming to be so entitled or, until such an address has been so furnished, by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

106.

Any notice or other document, (i) if delivered personally, shall be deemed to have been served upon delivery, (ii) if sent by post, shall be deemed to have been served five (5) days after the time when the letter was delivered to the post, if sent by airmail, and two (2) days after the letter was delivered to the post, if sent by domestic post, and (iii) if sent by facsimile or electronic mail, shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient’s normal business hours, or beginning the recipient’s next business day after receipt if not received during recipient’s normal business hours. In proving such service it shall be sufficient to prove that the letter, facsimile, or electronic mail containing the notice was properly addressed and delivered at the post office or sent by facsimile or electronic mail, as the case may be. Any list kept in the ordinary manner in any mail list of the company or any copy of any fax in the Company’s possession shall be prima facie proof of the delivery.

107.

(a) In any case where it is necessary to give prior notice of a certain number of days or a notice valid for a certain period, the date of delivery shall be taken into account in the number of days or period.

(b) In addition to the furnishing of a notice pursuant to the above article, the Company may furnish a notice to the shareholders entitled to receive notice, or to part of them, by publication of a notice in a newspaper distributed in the area wherein the Office is located, or any other place, in Israel or abroad, as the Board shall determine from time to time.

108.	RESERVED

109.	INDEMNITY

(a)

The Company shall, subject and pursuant to the provisions of the Companies Law, indemnify an “Office Holder” of the Company (as such term is defined in the Companies Law) for all liabilities and expenses incurred by him arising from or as a result of any act (or omission) carried out by him as an Office Holder of the Company and which is indemnifiable pursuant to the Companies Law, to the maximum extent permitted by law. The Company may indemnify an Office Holder post-factum and may also undertake to indemnify an Office Holder in advance, provided that, to the extent required under applicable law, such undertaking is limited to types of occurrences which, in the opinion of the Board of Directors are, at the time of the undertaking, foreseeable and to an amount of the Board of Directors has determined is reasonable in the circumstances.

(b)

The Company shall, subject and pursuant to the provisions of the Companies Law, enter into contracts to insure the liability of Office Holders of the Company for any liabilities incurred by him arising from or as a result of any act (or omission) carried out by him as an Office Holder of the Company and for which the Company may insure Office Holders pursuant to the Companies Law, to the maximum extent permitted by law.

(c)

The Company may, subject to the provisions of the Companies Law, procure insurance for or indemnify any person who is not an Office Holder including, without limitation, any employee, agent, consultant or contractor of the Company who is not an Office Holder.

(d)

The Company may, to the maximum extent permitted by law, exempt and release an Office Holder, including in advance, from all or part of his or her liability for monetary or other damages due to, arising or resulting from, a breach of his or her duty of care to the Company. The Directors of the Company are released and exempt from all liability as aforesaid to the maximum extent permitted by law with respect to any such breach, which has been or may be committed.

Schedule 2.1

Updated work Plan

[***]

*** Text omitted and filed separately with the Securities and Exchange Commission pursuant to 17 CFR § 230.406 and § 200.80(b)(4).

Schedule 2.2

Negevtech Ltd.
Capitalization Table (on a fully diluted basis) Prior to Closing

Name	# Ordinary	# Options/Warrants to Purchase Ordinary	# Ordinary-Preferred	# Ordinary (Ordinary-Preferred Shares adjustment upon conversation)	# Preferred AA	# Warrants to purchase Preferred AA	# Preferred BB-2 (including 15% discount)	# Preferred BB-1	# Warrants to purchase Preferred BB-1	# Preferred BB-3	# Total Shares on an as converted basis	% Issued & Outstanding on an as converted basis	# Total Fully Diluted on an as converted basis	% Fully Diluted on an as converted basis

Gadi Neumann			784,502	433,668							1,218,170	3.62%	1,218,170	2.85%
David Alumot			784,502	433,668							1,218,170	3.62%	1,218,170	2.85%
Pitango Venture Capital Fund III (Israeli Sub) L.P.					2,902,420	201,465	861,590	1,377,123		183,505	5,324,638	15.82%	5,526,103	12.91%
Pitango Venture Capital Fund III (Israeli Sub.) Non-Q L.P.					268,316	18,624	79,650	127,309		16,964	492,239	1.46%	510,863	1.19%
Pitango Venture Capital Fund III (Israeli Investors) L.P.					784,811	54,475	233,002	372,373		49,619	1,439,805	4.28%	1,494,280	3.49%
Pitango JP Morgan Fund III (Israel), L.P.					447,636	36,734					447,636	1.33%	484,370	1.13%
Pitango Principles Fund III (Israel) L.P.					102,165	7,092	30,332	48,474		6,460	187,431	0.56%	194,523	0.45%
Pitango Venture Capital Fund II Trusts 2000 L.P.					204,330	14,184	60,660	96,949		12,918	374,857	1.11%	389,041	0.91%
Canada Israel Opportunity Fund III, L.P.					45,308	2,520	7,308	9,544			62,160	0.18%	64,680	0.15%
Shrem, Fudim, Kelner Founders Group II L.P.					45,308	2,520					45,308	0.13%	47,828	0.11%
Shrem Fudim Kelner Founders Group II Annex Fund L.P.							7,209	9,544			16,753	0.05%	16,753	0.04%
Shrem, Fudim Kelner & Co Ltd.					30,187	1,679	4,932				35,119	0.10%	36,798	0.09%
Qualitau Ltd.					355,522	26,879					355,522	1.06%	382,401	0.89%
SVE Star Ventures Enterprises Gmbh & Co. No. IX KG.					2,224,297	318,075	635,475	521,206		79,061	3,460,039	10.28%	3,778,114	8.83%
Star Management of Investments No. II (2000) L.P.					321,275	45,943	68,535	56,238		8,530	454,578	1.35%	500,521	1.17%
Star Growth Enterprise, a German Civil Law Partnership (with limitation of Liability)							1,045,227	2,247,164		181,876	3,474,267	10.32%	3,474,267	8.12%
SVM Star Ventures Managmenttgesellschaft mbH Nr. 3								334,236			334,236	0.99%	334,236	0.78%
Genesis Partners II, L.D.C.					1,773,948	253,679	490,760	693,952		986,212	3,944,872	11.72%	4,198,551	9.81%
Genesis Partners II (Israel) L.P.					262,512	37,535	72,426	102,414		145,546	582,898	1.73%	620,433	1.45%
Lehman Brothers European Venture Capital L.P.					222,108	41,998					222,108	0.66%	264,106	0.62%
Lehman Brothers Holdings plc (on behalf of pre-tax plan)					425,109	80,384					425,109	1.26%	505,493	1.18%
Lehman Brothers Partnership Account 2000/2001, L.P.					191,536	36,217					191,536	0.57%	227,753	0.53%
Lehman Brothers Offshore Partnership Account 2000/2001, L.P.					49,677	9,393					49,677	0.15%	59,070	0.14%
Orbotech Technology Ventures L.P.					1,776,860	335,988					1,776,860	5.28%	2,112,848	4.94%
Intel Atlantic, Inc.					710,745	134,395				483,559	1,194,304	3.55%	1,328,699	3.11%
Poalim Ventures Ltd.								381,027		47,628	428,655	1.27%	428,655	1.00%
Poalim Ventures I Ltd.								586,194		73,274	659,468	1.96%	659,468	1.54%
Poalim Ventures II L.P.								1,188,509		148,564	1,337,073	3.97%	1,337,073	3.12%
Wellington Partners Venture III Technology Fund L.P.										3,435,558	3,435,558	10.21%	3,435,558	8.03%
Financiere Seso S.A	159,620										159,620	0.47%	159,620	0.37%
Inter Hightech (1982) Ltd. (Previously TICI)	71,829										71,829	0.21%	71,829	0.17%
Service Providers		32,769									-	0.00%	32,769	0.08%
TICI		87,791									-	0.00%	87,791	0.21%
Tmura Fund		5,000
ESOP IL Plan(1)(2)	238,000	5,186,503									238,000	0.71%	5,424,503	12.68%
ESOP US Plan		605,000									-	0.00%	605,000	1.41%
Plenus Technologies Ltd									1,556,437		-	0.00%	1,556,437	3.64%

Total	469,449	5,917,063	1,569,004	867,336	13,144,070	1,659,779	3,597,106	8,152,256	1,556,437	5,859,274	33,658,495	100%	42,791,774	100%

(1) The 238,000 Ordinary Shares are held by Eli Lerner, CPA as trustee under the Company’s ESOP

(2) Includes 1,410,285 options to purchase Ordinary Shares of the Company granted to Arnon Gat, the Company’s CEO. Such number of Shares includes an Adjustment (as provided for and defined in Mr. Gat’s employment agreement with the Company) in connection with an investment of US$25.

Schedule 2.3

Negevtech – Officers and Directors

Negevtech Ltd. – Directors

Bart Markus
Eran Gersht
Amichai Stienberg
Arnon Gat
Yaffa Krindel
Aaron Mankovski
Gad Neumann
Eddy Shalev
Rafi Yizhar

Negevtech Ltd. – Officers

Arnon Gat	Chief Executive Officer
Glyn Davies	Corporate VP Marketing
Oz Desheh	CFO
Mordechai Gatenio	VP Operations
Yuval Levin	VP Sales
Michal Rozenkrantz	VP Human Resources
Dr. Rivi Sherman	VP Business Development
Dvir Harmelech	VP R&D
Shmuel Gov	VP Customer Support

Negevtech Inc.

Directors:
Arnon Gat Oz Desheh

Officers:
Glyn Davies - President

Negevtech PTE. Ltd. (Singapore)

Directors:
Oz Desheh Chen Wen Woam Angela

Officers:
Oz Desheh

Negevtech GmbH Dresden

Directors:
Oz Desheh Markus Kindler

Officers:
Markus Kindler

Negevtech Japan

Directors:
Arnon Gat Oz Desheh Roi Shefts

Officers:
Roi Shefts - Business Manager

Negevtech Korea

Directors:
Oz Desheh (representative director) Arnon Gat Michal Levi (auditor)

Negevtech Taiwan

Directors:
Oz Desheh

Officers:
Yanki Avni-Business manager

Schedule 2.8

Negevtech FAMILY STATUS	Version: 1
Status report date: 15/08/05

File #	Title	Negevtech detailed comments	Status	Abstract	Independent claims	Country	Application No.	Issued Patent

44623	METHOD AND SYSTEM FOR FAST ONLINE ELECTRO-OPTICAL DETECTION OF WAFER DEFECTS	Gadi’s basic concept patent		6,693,664	6,693,664	USA		6,693,664

46509	METHOD AND SYSTEM FOR FAST ONLINE ELECTRO-OPTICAL DETECTION OF WAFER DEFECTS	Gadi’s basic concept patent	Pending - correspondence with the examiner. Amendment was sent on jul 2006			Europe	03250255-1

46793	METHOD AND SYSTEM FOR FAST ONLINE ELECTRO-OPTICAL DETECTION OF WAFER DEFECTS	Gadi’s basic concept patent				Taiwan	092100777

47513	METHOD AND APPARATUS FOR INSPECTION OF DEFECTS IN A REPETITIVE OBJECT	Gadi’s basic concept patent				Israel	153977

47606	METHOD AND SYSTEM FOR FAST ONLINE ELECTRO-OPTICAL DETECTION OF WAFER DEFECTS	Gadi’s basic concept patent	Pending - examintation requested			Japan	2003-7400

[***]

47607	METHOD AND SYSTEM FOR FAST ONLINE ELECTRO-OPTICAL DETECTION OF WAFER DEFECTS	Gadi’s basic concept patent	Pending - A request for examination must be filed before January 15, 2008.			Korea	2003-2671

*** Text omitted and filed separately with the Securities and Exchange Commission pursuant to 17 CFR § 230.406 and § 200.80(b)(4).

Negevtech FAMILY STATUS	Version: 1
Status report date: 15/08/05

File #	Title	Negevtech detailed comments	Status	Abstract	Independent claims	Country	Application No.	Issued Patent

44420	SYSTEM FOR DETECTION OF WAFER DEFECTS	Full description & claims on the 302 imaging apparatus - concept claims	Pending - correspondence with the examiner. Amendment was sent on Jul 2006			USA	10/345,097

53751	SYSTEM FOR DETECTION OF WAFER DEFECTS	Full description & claims on the 302 imaging apparatus - Fourier lens claims				USA	11/021,393

55247	GROUP IV (Div. Of 44420)		In Filing process			USA

55070	GROUP VI: DARK FIELD (Div. of 44420)		Filed on June 2006			USA

55071	GROUP VI: LASER ILLUMINATION (Div. of 44420)		Filed on June 2006			USA

55147	GROUP VII (Div. Of 44420)		Filed on June 2006			USA

55072	GROUP VIII: FIELD CURVATURE (Div. of 44420)		Filed on June 2006			USA

55062	SYSTEM FOR DETECTION OF WAFER DEFECTS	Full description & claims on the 302 imaging apparatus	Pending - published			Europe	4701321.4

50446	SYSTEM FOR DETECTION OF WAFER DEFECTS	Full description & claims on the 302 imaging apparatus	National phase filed			PCT	PCT/IL04/000023

55065	SYSTEM FOR DETECTION OF WAFER DEFECTS	Full description & claims on the 302 imaging apparatus	Pending - examination was not requested			South Korea	2005-7013165

[***]

*** Text omitted and filed separately with the Securities and Exchange Commission pursuant to 17 CFR § 230.406 and § 200.80(b)(4).

Negevtech FAMILY STATUS	Version: 1
Status report date: 15/08/05

File #	Title	Negevtech detailed comments	Status	Abstract	Independent claims	Country	Application No.	Issued Patent

47667	FIBER OPTICAL ILLUMINATION SYSTEM	BF & DF illumination system with the coherence breaking technique				USA	6,892,013

54590	FIBER OPTICAL ILLUMINATION SYSTEM	BF & DF illumination system with the coherence breaking technique	Pending - correspondence with the examiner. Amendment was sent on June 2006			USA (Cont of 47667)	11/096,873

55106	FIBER OPTICAL ILLUMINATION SYSTEM	BF & DF illumination system with the coherence breaking technique	Pending			Europe	4701327.1

50445	FIBER OPTICAL ILLUMINATION SYSTEM	BF & DF illumination system with the coherence breaking technique	Natinal phase filed			PCT	PCT/IL04/000022

55109	FIBER OPTICAL ILLUMINATION SYSTEM	BF & DF illumination system with the coherence breaking technique	Pending - Examination was not requested			South Korea	2005-7013118

50532	FIBER OPTICAL ILLUMINATION SYSTEM	BF & DF illumination system with the coherence breaking technique				Taiwan	093101034

Negevtech FAMILY STATUS	Version: 1
Status report date: 15/08/05

File #	Title	Negevtech detailed comments	Status	Abstract	Independent claims	Country	Application No.	Issued Patent

53885	MULTI MODE INSPECTION METHOD AND APPARATUS	FPA that allows simple and economical CCD packing+ concept for simultaneous BF&DF	Pending - correspondence with the examiner. Amendment was sent on June 2006			USA	11/176,844

52169	MULTI MODE INSPECTION METHOD AND APPARATUS	FPA that allows simple and economical CCD packing+ concept for simultaneous BF&DF	Provisional			USA- Provisional	60/587,675

[***]

53886	MULTI MODE INSPECTION METHOD AND APPARATUS	FPA that allows simple and economical CCD packing+ concept for simultaneous BF&DF	National phase should be fined untill Jan 2007			PCT	PCT/IL2005/000708

53603	METHOD AND APPARATUS FOR DETECTING DEFECTS IN WAFERS	Image processing of the 302	Pending			USA	11/069,712

57768	METHOD AND APPARATUS FOR DETECTING DEFECTS IN WAFERS	Image processing of the 302	Filed on Feb 2006			Europe	6251044.1

*** Text omitted and filed separately with the Securities and Exchange Commission pursuant to 17 CFR § 230.406 and § 200.80(b)(4).

Negevtech FAMILY STATUS	Version: 1
Status report date: 15/08/05

File #	Title	Negevtech detailed comments	Status	Abstract	Independent claims	Country	Application No.	Issued Patent

[***]

53604	METHOD AND APPARATUS FOR DETECTING DEFECTS IN WAFERS INCLUDING ALIGNMENT OF THE WAFER IMAGES SO AS TO INDUCE THE SAME SMEAR IN ALL IMAGES	Image processing of the 302	Pending			USA	11/068,711

[***]

NRI-I	Printed Fourier Filtering In Optical Inspection Tools	Producing Fourier image by printing	Filed on April 2006				11/410,276

NRI-2	Wafer Inspection Using Short-Pulsed Continuous Broadband Illumination	Description of Inspection tool that uses short-pulsed continuous broadband illumination, especially by using the supercontinuum effect via PCF (Photonic Crystal Fibers).	Provisional - filed on May 2006				60/808,816

NRI-3	Speckle Reduction Using A Fiber Bundle And Light Guide	Speckle reduction using bundle of fibers and a light guide after it	filed on Aug 2006

Domain Name: negevtech.com

Unregistered Trademark: Step&Image

*** Text omitted and filed separately with the Securities and Exchange Commission pursuant to 17 CFR § 230.406 and § 200.80(b)(4).

Schedule 2.18

[***]

*** Text omitted and filed separately with the Securities and Exchange Commission pursuant to 17 CFR § 230.406 and § 200.80(b)(4).

Schedule 2.19

NEGEVTECH LTD.

INTERIM REPORT

AS OF MARCH 31, 2006

(Unaudited)

[***]

*** Text omitted and filed separately with the Securities and Exchange Commission pursuant to 17 CFR § 230.406 and § 200.80(b)(4).

Schedule 2.24

Negevtech Ltd.
List of Officers, Employees and Consultants [3]

[***]

*** Text omitted and filed separately with the Securities and Exchange Commission pursuant to 17 CFR § 230.406 and § 200.80(b)(4).

Schedule 2.25

Government Sponsored Programs

1.	Office of the Chief Scientist

On April 18, 2000 the OCS approved a grant in the amount of NIS 4,262,066 which was fully provided to the Company.

On April 3, 2001, the OCS approved an additional grant in the amount of NIS 9,972,714 which was fully provided to the Company.

On July 15, 2002, the OCS approved an additional grant in the amount of NIS 10,217,368 which was fully provided to the Company.

On June 10, 2003, the OCS approved an additional grant in the amount of NIS 9,499,968 which was fully provided to the Company.

On June 13, 2004, the OCS approved an additional grant in the amount of NIS 9,000,000 which was fully provided to the Company.

On May 2, 2005, the OCS approved an additional grant in the amount of NIS 6,800,000 out of which an amount of NIS 5,069,553 was provided to the Company.

On June 20 ,2006 the OCS approved an additional grant in the amount of NIS 6,208,568 out of which an amount of NIS 1,641,307 was provided to the Company.

2.	Fund for the Encouragement of Marketing Activities

On December 15, 2002, the Fund for the Encouragement of Marketing Activities approved a grant in the amount of $40,000 which was fully provided to the Company.

3.	Investment Center

On December 20, 2001 the Company applied for an approved enterprise status from the Investment Center of the Israeli Ministry of Trade and Industry. Approval was granted on March 24, 2002.

On October 19, 2004 the Investment Center approved an extension of the plan until March 23, 2005.

On July 27, 2005 the Investment Center approved an extension of the plan until March 23, 2006

Schedule 2.28

List of Insurance Policies

Negevtech maintains the following valid insurance policies:

Medical Insurance Policy		The policy covers the medical insurance of Israeli employees during their stay abroad for short periods and for relocation periods
Professional & Product Liability Insurance Policy	$5,000,000
Directors & Officers Liability Insurance Policy	$5,000,000
Marine Cargo Insurance Policy	$5,000,000
Property in business interruption to cover Negevtech Property	$1,050,000 - $8,000,000	The coverage is for Negevtech Ltd., for more details please see Migdal's Hi-Tech Business Insurance Policy
Third Party Liability	$5,000,000
Employer Liability	$9,000,000
Employees' Loyalty	$250,000
Electronic Equipment	$50,000 - $700,000
Business and Personal Property Insurance Policy Commercial Umbrella and Business & Personal Property Insurance policy	$2,500 - $250,000 $5,000,000	The coverage is for Negevtech Inc. and Negevtech Ltd., for more details please See The Hatford's Policy

Schedule 3.5 A

Venture Capital Fund

Poalim Ventures Ltd.

Poalim Ventures I Ltd.

Poalim Ventures II L.P.

SVE Star Ventures Enterprises Gmbh & Co. No. IX KG.

Star Management of Investments No. II (2000) L.P.

Star Growth Enterprise, a German Civil Law Partnership (with limitation of liability)

Genesis Partners II, L.D.C.

Genesis Partners II (Israel) L.P.

Wellington Partners Ventures III Technology Fund L.P

Amadeus III

Amadeus III Affiliates Fund LP

Schedule 3.5 B

Non Israeli Resident

Intel Atlantic, Inc.

Schedule 4.5

Doron Cohen
Tali Yaron-Eldar
Shirin H. Herzog*
Gladys Fleischer (Keroub)
Moshe Brenner
Liora Lotenberg
Yifat Mor*
Einav Neeman-Gadish
Rami Eliyahu
Tal Shank
Moran Harari
Rany Schwartz
Michal Yeret
Zeev Levy

September 28, 2006	* Also member of the
Ref: 739/82	New York State Bar

TO:     The Investors Listed on Annex A Hereto

Dear Sirs:

Re: Negevtech Ltd.

          We have acted as counsel to Negevtech Ltd., a company limited by shares, formed and existing under the laws of the State of Israel (the “Company”), in connection with the Series BB-4 Preferred Share Purchase Agreement dated September 26, 2006 (the “Share Purchase Agreement”) between the Company and yourselves and all the Schedules, Exhibits and all ancillary documents related thereto to which the Company is a party (the “Transaction Documents”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Transaction Documents.

          In connection with the opinions set forth below, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates and other instruments as we have deemed necessary or appropriate for the purpose of this opinion. In our examination, we have assumed the due execution and delivery of documents by the parties (other than the Company) thereto (pursuant to due authorization), the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents and legal capacity of all signatories to such documents.

          The opinions hereinafter expressed are qualified to the extent that the validity or enforceability of any of the agreements, documents or obligations referred to herein may be limited by, subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or by statutory or decisional law concerning recourse by creditors to security in the absence of notice and hearing, or by general equitable principles, or by the discretionary powers of any court or administrative body. We do not express any opinion herein as to the availability of any equitable or other specific remedy, including specific performance, upon breach of any of the agreements, documents or obligations referred to herein.

Cohen, Cohen, Yaron-Eldar & Co.

          Insofar as this opinion relates to factual matters, information with respect to which is in possession of the Company, we have relied (without independent investigation) upon the representations by the Company in the Transaction Documents and on representations or certificates of, or communications with directors, officers, employees or representatives of the Company and certain public officials. Except as expressly set forth in this opinion, we have not undertaken any independent investigation to determine the existence or absence of such facts. Apart from an examination of the public records of the Israeli Registrar of Companies, we have not examined any records of any court, administrative tribunal or other similar entity in connection with our opinions expressed herein. Except to the extent expressly set forth herein, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or the rendering of the opinion set forth below. In using the term “knowledge” or any variation thereof with respect to the existence or absence of facts we rely solely on representations, certificates or communications as aforesaid and indicate that during the course of our representation of the Company, no information has come to our attention that has given us actual knowledge of the existence or absence of such facts, and such terms refer to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company.

          For purposes of our opinion in paragraph 1 below, we have relied solely upon the Certificate of Incorporation and Registration as a Private Company issued by the Registrar of Companies dated 22.12.91 and upon documents filed and held on record with the Registrar of Companies.

          For purposes of our opinion in paragraphs 3 and 4(ii) below, we have relied, inter alia, on your representations in Section 3 of the Share Purchase Agreement.

          We do not represent ourselves as being familiar with the laws of any jurisdiction other than the laws of the State of Israel. Accordingly, we express no opinion in respect to matters governed by or construed in accordance with the laws of any jurisdiction other than the laws of the State of Israel.

          Based upon and subject to the foregoing, we are of the opinion that other than as set forth in the Transaction Documents:

1.

The Company is a company limited by shares, duly incorporated and validly existing under the laws of the State of Israel. The Company has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as, to our knowledge, it is presently conducted.

2.

The Company has all the requisite corporate power and authority to execute, deliver and perform the Transaction Documents and to perform its obligations set forth therein. The Company has the requisite corporate power and authority to offer, issue and sell the Issued Shares to be sold to you pursuant to the Share Purchase Agreement.

3.

Each of the Transaction Documents has been duly authorized by all necessary corporate action on the part of the Company, has been executed and delivered by duly authorized officers of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. No other corporate act or proceeding on the part of the Company is necessary for the execution of the Transaction Documents and/or the fulfillment of the Company’s obligations under the Transaction Documents.

Cohen, Cohen, Yaron-Eldar & Co.

4.

The execution and delivery by the Company of the Transaction Documents, the issue and sale of the Issued Shares and the performance by the Company of its obligations under the Transaction Documents will not conflict with, constitute a violation of, result in a breach of any provision of, or constitute a default under, (i) the Memorandum or Articles of Association of the Company; or (ii) any applicable statute, rule or regulation to which the Company is subject, including applicable Israeli securities laws, or (iii) those Material Agreements (as defined in Section 2.10(c) of the Share Purchase Agreement) listed as numbers 34, 35 and 36 in the list of Material Agreements referenced to Section 2.10 of the Schedule of Exceptions to the Share Purchase Agreement; or (iv) any judgment, decree or order known to us to which the Company is a party or by which it is bound, except in relation to subsections (ii), (iii) and (iv) above for such conflicts, violations, breaches or defaults that are not reasonably likely to have a material adverse effect on the Company and the ability of the Company to perform its obligations under the Transaction Documents. Compliance by the Company with the terms of the Transaction Documents does not require the consent or agreement of any Israeli government entity (other than the Investment Center of the Ministry of Industry, Trade and Labor and the Office of the Chief Scientist, the approval in principle of both have been obtained, as set forth in the Schedule of Exceptions), nor does it require a filing with any Israeli government entity (other than the Registrar of Companies, the Investment Center of the Ministry of Industry, Trade and Labor and the Office of the Chief Scientist).

5.

The Issued Shares being purchased by you once issued and paid for in full in accordance with the provisions of the Share Purchase Agreement and the Amended Articles, will be duly and validly issued, fully paid and non-assessable, and, to the best of our knowledge, not issued in violation of any pre-emptive rights, and, to the best of our knowledge, you will hold such shares free and clear of any liens, security interests, pledges or charges in favor of the Company, except as set forth in the Transaction Documents. Upon conversion in accordance with the Amended Articles of the Issued Shares being purchased by you when fully paid, the Ordinary Shares into which the Issued Shares are convertible will be duly authorized, validly issued, fully paid, and non assessable, and, to the best of our knowledge, will not be issued in violation of any preemptive rights existing as of the date hereof.

6.

As of the Closing, the authorized share capital of the Company is NIS 950,001 divided into six (6) classes of shares: 53,000,060 Ordinary Shares, nominal value NIS 0,01 each, 15,000,000 Series AA Preferred Shares, nominal value NIS 0.01 each, 12,137,708 Series BB-1 Preferred Shares, nominal value NIS 0.01 each, 4,000,000 Series BB-2 Preferred Shares, nominal value NIS 0.01 each, 5,862,292 Series BB-3 Preferred Shares, nominal value NIS 0.01 each and 5,000,040 Series BB-4 Preferred Shares, nominal value NIS 0.01 each. Based on a review of the Company’s records and shareholder register, the issued and outstanding share capital of the Company immediately prior to the Closing and the changes in the Company’s share capital is 469,449 Ordinary Shares, nominal value NIS 0.01 each, 1,569,004 Ordinary-Preferred Shares, nominal value NIS0.01 each, 13,144,070 Series AA Preferred Shares, nominal value NIS 0.01 each, 8,152,256 Series BB-1 Preferred Shares, nominal value NIS 0.01 each, 3,597,106 Series BB-2 Preferred Shares, nominal value NIS 0.01 each and 5,859,274 Series BB-3 Preferred Shares, nominal value NIS 0.01 each. All such issued and outstanding shares have been duly authorized, validly issued, and to the best of our knowledge, are free of any liens or encumbrances in favor of the Company, except as set forth in the Transaction Documents. To the best of our knowledge on the basis of our review of the documents provided to us by the Company (except with respect to options granted pursuant to the Company’s share option plans and shares issued upon exercise thereof, in respect of which we have relied solely on representations made by certain officers of the Company), and except as disclosed in the Transaction Documents, there are not as of the date hereof, any outstanding or authorized subscriptions, options, warrants, calls, rights, commitments (including conversion or pre-emptive rights), or any other agreements of any character directly obligating the Company to issue (a) any additional shares, except that we express no opinion as to the number of shares issuable in respect of the anti-dilution rights of any of the classes of shares of the Company in connection with the Share Purchase Agreement or as a result of the issuance of the Issued Shares; or (b) any securities convertible into, or exchangeable for, or evidencing the right to subscribe for, any shares. To the best of our knowledge, except as disclosed in the Transaction Documents, the Company has not adopted or authorized any plan for the benefit of its officers, employees, or directors which requires or permits the issuance, sale, purchase, or grant of any shares of the Company’s share capital or any securities convertible into, or exercisable or exchangeable for, or evidencing the right to subscribe for any such shares.

Cohen, Cohen, Yaron-Eldar & Co.

7.	All necessary corporate proceedings have been taken to adopt the Amended Articles as they appear in Exhibit A of the Share Purchase Agreement, and such Amended Articles were validly adopted.

8.

Except as set forth in the Transaction Documents, we do not know of any civil, criminal or arbitration proceedings pending before any court or administrative agency to which the Company is party, nor is there in any investigation pending or threatened against the Company being handled by us.

This opinion is being furnished only to you and is solely for your benefit in connection with the Transaction Documents. This opinion may not be relied upon by you for any other purpose nor may this opinion be provided to or relied upon by any other person or entity or published, quoted or otherwise used for any other purpose without our prior written consent. This opinion is based on the law (and the interpretations thereof) and facts existing as of the date hereof. We disclaim any obligations to advise you of any changes therein that may be brought to our attention after the date hereof. Please note that we are opining only as to the matters specifically and expressly set forth herein and no opinion should be inferred as to any other matters.

Sincerely,
Liora Lotenberg, Adv. Cohen, Yaron-Eldar, Herzog & Co. Law Offices

Cohen, Cohen, Yaron-Eldar & Co.

SCHEDULE A

List of Investors

Investor

SVE Star Ventures Enterprises GmbH & Co. No. IX KG.
Star Management of Investments No. II (2000) L.P.
Star Growth Enterprise, a German Civil Law Partnership (with limitation of Liability)
Poalim Ventures Ltd.
Poalim Ventures I Ltd.
Poalim Ventures II L.P.
Genesis Partners II, L.D.C.
Genesis Partners II (Israel) L.P.
Intel Atlantic, Inc.
Wellington Partners Venture III Technology Fund L.P.
Amadeus III
Amadeus III Affiliates Fund LP

Schedule 4.10

Officer Certificate

To:	The Investors Listed on Schedule A hereto (the "Investors")

From:	Arnon Gat - chief executive officer of Negevtech Ltd. (the "Company")

Re:	Officer's Certificate Pursuant to Section 4.10 to the Series BB-4 Preferred Share Purchase Agreement by and between the Company and the Investors dated September 26, 2006 (the "Agreement")

I, the undersigned, in my capacity as chief executive officer of the Company, hereby certify the following:

1.	The representations and warranties contained in Section 2 of the Agreement are true as of the date hereof.

2.	The Company has performed and complied with all the agreements, obligations and conditions contained in the Agreement that are required to be performed or complied with on or before the Closing (as defined in the Agreement).

3.	There has been no material adverse change in the financial or business condition of the Company from the date of the Agreement until the date hereof.

4.	As of the date hereof, there is no action, suit, or proceeding pending or threatened before any court or quasi-judicial or administrative agency of any state, municipal, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would: (i) prevent consummation of any of the transactions contemplated by the Agreement; (ii) cause any of the transactions contemplated by the Agreement to be rescinded following consummation

IN WITNESS WHEREOF, I have executed this certificate on this __ day of Septmber 2006.

—————————————— Chief Executive Officer of Negevtech Ltd.

Schedule 8.3

Broker’s Fee

Bear, Stearns & Co. Inc. is entitled to a cash fee equal to 7% (plus VAT if applicable) of the amount of equity (or equity-linked) that Amadeus III and Amadeus III Affiliates Fund LP will actually invest in the Company.

Schedule of Exceptions

Corresponding to the

PREFERRED SHARE PURCHASE AGREEMENT

Dated as of September 26, 2006

By and Among

Negevtech Ltd.

And

Several Investors

[***]

*** Text omitted and filed separately with the Securities and Exchange Commission pursuant to 17 CFR § 230.406 and § 200.80(b)(4).

Exhibit A

THE COMPANIES LAW

A COMPANY LIMITED BY SHARES

AMENDED AND RESTATED ARTICLES OF ASSOCIATION OF

NEGEVTECH LTD.

PRELIMINARY

1.	Reserved.

2.	In these Articles, unless the context otherwise requires:

These “Articles” - shall mean the Articles of Association of the Company as shall be in force from time to time.

“Amadeus” – shall mean Amadeus III and Amadeus III Affiliates Fund LP and their Permitted Transferees to which they transfer shares.

The “Amadeus Agreement” shall mean the Series BB-4 Preferred Share Purchase Agreement dated September 26, 2006 between the Company and certain investors.

“as converted basis” - shall mean assuming the theoretical conversion of all outstanding Preferred Shares into Ordinary Shares, at the then applicable conversion ratio.

“Board” or “Board of Directors” – shall mean the Board of Directors of the Company.

“Business Day” – shall mean a day on which commercial banks in Israel are open for business (including, for the avoidance of doubt, Fridays).

The “Company” - shall mean NEGEVTECH LTD.

The “Companies Law” - shall mean the Companies Law, 5759-1999 as shall be in effect from time to time and any other law that shall be in effect from time to time with respect to companies and that shall apply to the Company.

“Genesis” – shall mean Genesis Partners II, L.D.C., Genesis Partners II (Israel) L.P. and their Permitted Transferees to which they transfer shares.

“Intel” shall mean Intel Atlantic, Inc., a corporation established and existing under the laws of the State of Delaware, USA.

The “Office” - shall mean the registered office of the Company as it shall be from time to time.

The term “Major Holder” shall mean a holder of at least 2.5% of the issued and outstanding shares of the Company, on an as converted basis and with respect solely to Article 14 - a holder of at least 2% of the issued and outstanding shares of the Company, on an as converted basis.

“Majority Preferred Shareholders” – shall mean the holders of the majority of the issued and outstanding Preferred Shares (calculated on an as converted basis).

“Ordinary Shares” – shall mean Ordinary Shares of the Company, par value NIS 0.01 each.

“Original Issue Price” – shall mean: (i) with respect to the Series AA Preferred Shares, $2.4385 per share, provided, that with respect to any Series AA Preferred Share issued upon the exercise of warrants outstanding as of the closing of the Poalim Agreement, the Original Issue Price shall be $3.4885 and provided further that with respect solely to Article 9 the Original Issue Price per each Series AA Preferred Share shall be the same as the Original Issue Price of the Series BB-1 Preferred Shares; (ii) with respect to the Series BB-1 Preferred Shares and the Series BB-3 Preferred Shares, $2.3194 per share; (iii) with respect to the Series BB-2 Preferred Shares, $1.97149 per share; and (iv) with respect to the Series BB-4 Preferred Shares, $2.4354 per share, as such prices may be adjusted, for certain purposes set forth in these Articles, upon the occurrence of a Recapitalization Event.

“Orbotech” – shall mean Orbotech Technology Ventures L.P. and its Permitted Transferees to which it transfers shares.

“Permitted Transferee” - shall mean: (i) a person or entity that controls or is controlled by or is under common control with the respective shareholder; (ii) spouse, brothers, sisters, parents and children of the transferor or a trust for the benefit of the transferor and/or any of the foregoing, in the event the shares are held by individuals; (iii) in the case of any shareholder which is a limited or general partnership or a trust, to its partners (including retired partners) or beneficiaries and to affiliated partnerships managed by the same management company or managing (general) partner or by an entity which directly or indirectly controls, is controlled by, or is under common control with, such management company or managing or general partner; (iv) a trustee of the Company’s incentive plans may transfer to a beneficiary and vice versa; (v) in the case of Plenus Technologies Ltd., Plenus II, L.P., Plenus II (D.C.M.), Limited Partnership, Golden Gate Bridge Fund, L.P., Bank Leumi Le-Israel B.M. and the Participants (listed in Schedule 1 of the Loan Agreement between the Company, Plenus II, L.P. and Plenus II (D.C.M.), Limited Partnership dated October 11, 2005), each shall be considered a Permitted Transferee of each other, as long as such Permitted Transferee is not a competitor of the Company; and (vi) Bank Leumi Le-Israel BM (“BLL”) shall be a Permitted Transferee of Pitango Principals Fund III (Israel) LP (“Pitango Principals”), who may freely pledge and subject any of its shares and other securities in the Company to a charge in favor of BLL, without being subject to any restrictions hereunder with respect to the creation or imposition of such pledge or charge, including, without limitation, the requirement for Board approval or any other approval, any right of first refusal, co-sale offer or otherwise. However, the sale of the said securities on behalf of Bank Leumi Le-Israel BM pursuant to a realization of the said charge shall be subject to the right of first refusal and any other restrictions on the transfer of shares contained herein.

The term “control” shall have the same meaning as designated to it under the Companies Law and shall also mean the possession, directly or indirectly, of more than 50% of the voting power or the right to appoint more than 50% of the members of the Board of Directors or the right to receive more than 50% of the distributed profit.

“Pitango” – shall mean Pitango Venture Capital Fund III (Israeli Sub) L.P., Pitango Venture Capital Fund III (Israeli Sub.) Non-Q L.P., Pitango Venture Capital Fund III (Israeli Investors) L.P., Pitango JP Morgan Fund III (Israel), L.P., Pitango Principles Fund III (Israel) L.P., Pitango Venture Capital Fund III Trusts 2000 L.P., all of which shall be deemed Permitted Transferees of each other, and their Permitted Transferees to which they transfer shares

The “Poalim Agreement” shall mean the Series BB Preferred Share Purchase Agreement dated September 13, 2005 between the Company and certain investors.

“Poalim Ventures” means Poalim Ventures Ltd., Poalim Ventures I Ltd. and Poalim Ventures II L.P., who shall be deemed Permitted Transferees of each other, and their Permitted Transferees to which they transfer shares.

“Preferred Shares” – shall mean Series AA Preferred Shares and Series BB Preferred Shares.

“Qualified IPO” or “QIPO” – shall mean the consummation of a firm commitment underwritten public offering of the Company’s shares, netting to the Company at least US$30,000,000 (Thirty Million), at an offering price per share in excess of 3 (three) times the Original Issue Price of the Series BB-1 Preferred Shares.

“Recapitalization Event” – shall mean any event of share combination or subdivision, distribution of bonus shares or any other similar reclassification, reorganization or recapitalization of the Company’s share where the shareholders retain their proportionate holdings in the Company.

“Series AA Preferred Shares” - shall mean Series AA Preferred Shares of the Company, par value NIS 0.01 each.

“Series BB Preferred Shares” - shall mean Series BB-1 Preferred Shares, Series BB-2 Preferred Shares, Series BB-3 Preferred Shares and Series BB-4 Preferred Shares.

“Series BB-1 Preferred Shares” - shall mean Series BB-1 Preferred Shares of the Company, par value NTS 0.01 each.

“Series BB-2 Preferred Shares” - shall mean Series BB-2 Preferred Shares of the Company, par value NIS 0.01 each,

“Series BB-3 Preferred Shares” – shall mean Series BB-3 Preferred Shares of the Company, par value NIS 0.01 each.

“Series BB-4 Preferred Shares” – shall mean Series BB-4 Preferred Shares of the Company, par value NIS 0.01 each.

“Star” – shall mean SVE Star Ventures Enterprises Gmbh & Co. No. IX KG., Star Management of Investments No. II (2000) L.P., SVM Star Ventures Managementgesellschaft mbH No. 3, Star Growth Enterprise, a German Civil Law Partnership (with limitation of liability) and their Permitted Transferees to which they transfer shares.

“Wellington” - shall mean Wellington Partners Ventures III Technology Fund L.P. and its Permitted Transferees to which it transfers shares.

The “Wellington Agreement” - shall mean the Series BB Preferred Share Purchase Agreement dated March 22, 2006.

In these Articles, subject to this Article 2 and unless the context otherwise requires, expressions defined in the Companies Law, or any modification thereof in force at the date at which these Articles become binding on the Company, shall have the meanings so defined; and words importing the singular shall include the plural, and vice versa, and words importing the masculine gender shall include the female, and words importing persons shall include bodies corporate. The titles of the articles are not part of the articles.

For purposes of determining the availability of any right or the applicability of any limitation under these Articles, all Ordinary Shares and Preferred Shares entitled to such right or the application of such limitation held or acquired by affiliated entities or persons constituting Permitted Transferees of each other, shall be aggregated and such entities or persons shall be viewed as a single Shareholder.

In the event that an article that has been added to these Articles contradicts an original article found in these Articles - the article added shall take precedence.

3.	PRIVATE COMPANY

(a) The Company is a private Company.

(b) The right to transfer the shares of the Company shall be restricted in the manner hereinafter appearing;

(c)

The number of the shareholders of the Company (not including persons who are in the employment of the Company, and persons who, having been formerly in the employment of the Company were while in that employment and have continued after the termination of that employment to be shareholders of the Company) shall be limited to fifty, provided that, for the purposes of this provision, where two or more persons hold one or more shares in the Company jointly they shall be treated as a single shareholder; and

(d) No invitation shall be issued to the public to subscribe for any shares or debentures or debenture stocks of the Company.

3A	CHARITABLE CONTRIBUTIONS

The Company may donate reasonable sums of money and/or issue securities of the Company representing up to tenth of one percent (0.1%) of its issued and outstanding share capital, to any worthy purpose or entity approved by the Board of Directors of the Company even if such donation is not made for business consideration.

4.	OFFICE

The Office of the Company shall be at such place as the Board shall from time to time designate.

5.	THE CAPITAL

The authorized capital of the Company is comprised of NIS 950,001 divided into: 53,000,060 Ordinary Shares, par value 0.01 NIS per share, 15,000,000 Series AA Preferred Shares, par value 0.01 NIS per share, 12,137,708 Series BB-1 Preferred Shares, par value 0.01 NIS per share, 4,000,000 Series BB-2 Preferred Shares, par value 0.01 NIS per share, 5,862,292 Series BB-3 Preferred Shares, par value 0.01 NIS per share and 5,000,040 Series BB-4 Preferred Shares, par value 0.01 NIS per share.

6.	RIGHTS, PREFERENCES AND RESTRICTIONS OF PREFERRED SHARES

The rights, preferences, privileges, and restrictions granted to and imposed on the Preferred Shares are as set forth in these Articles.

7.	DIVIDEND PROVISIONS

Subject to Article 8 below, any dividends declared by the Company shall be distributed, subject to Article 30 below, between all holders of shares of the Company, pari passu, based upon the number of Ordinary Shares (on an as converted basis) held by any such holder.

8.	DIVIDEND AND LIQUIDATION PREFERENCE

	(a)	Upon the happening of any of the following events:

		(1)	any liquidation, dissolution or winding up of the Company, either voluntary or involuntary; or

(2)

any consolidation, or merger of the Company with or into another corporation following which the shareholders of the Company prior to such transaction do not hold following such transaction more than 50% of the outstanding shares and the voting power of the surviving corporation by virtue of their holdings in the Company prior to such transaction (“Merger”); or

(3)

any sale or transfer to another corporation of all or substantially all of the assets of the Company, or all or substantially all of the shares in the Company (other than to a wholly owned subsidiary of the Company or to a corporation in which the shareholders of the Company prior to the transaction hold more than 50% of the outstanding voting rights) (“Acquisition”); or

		(4)	any distribution of dividends;

(any of the events described in sections (1) to (4) above shall be hereinafter referred to as a “Liquidation Event”)

then the amount of declared dividends or any assets of the Company available for distribution in connection with, or the consideration received in, such Liquidation Event (hereinafter referred to as “Distribution Assets”) shall be distributed pursuant to the following order of preference:

(b)

The holders of the Series BB-3 Preferred Shares and the holders of the Series BB-4 Preferred Shares shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of all other equity securities of the Company by reason of their ownership thereof, an amount per each Series BB-3 Preferred Share and per each Series BB-4 Preferred Share equal to: (i) the applicable Original Issue Price for each such share, plus (ii) an amount equal to declared but unpaid dividends on each such share, plus (iii) an amount equal to 8% return per annum, compounded annually, on the applicable Original Issue Price, for each such share to be calculated from the date of payment to the Company on account of such share, and with respect to the Series BB-4 Preferred Shares resulting from the conversion provided for in the Amadeus Agreement, from the date of payment of the Conversion Consideration by Amadeus to the Company, until such distribution, less (iv) any amount of dividend preference paid on account of such share until such distribution (the “BB-3/4 Preference Amount”). In the event that the Distribution Assets are not sufficient for a full payment of the BB-3/4 Preference Amount to the holders of the Series BB-3 Preferred Shares and the holders of the Series BB-4 Preferred Shares pursuant to this subarticle (b), such Distribution Assets as are available for distribution, shall be distributed among the holders of the Series BB-3 Preferred Shares and the holders of the Series BB-4 Preferred Shares pro-rata in proportion to the preferential amount each such holder is otherwise entitled to receive.

(c)

Following the payment in full of the BB-3/4 Preference Amount, the holders of the Series BB-1 Preferred Shares and the holders of the Series BB-2 Preferred Shares shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of all other equity securities of the Company by reason of their ownership thereof, an amount per each Series BB-1 Preferred Share and per each Series BB-2 Preferred Share equal to: (i) the applicable Original Issue Price for each such share, plus (ii) an amount equal to declared but unpaid dividends on each such share, plus (iii) an amount equal to 8% return per annum, compounded annually, on the applicable Original Issue Price, for each such share to be calculated from the date of payment to the Company on account of such share until such distribution, less (iv) any amount of dividend preference paid on account of such share until such distribution (the “BB-1/2 Preference Amount”). In the event that the Distribution Assets are not sufficient for a full payment of the BB-1/2 Preference Amount to the holders of the Series BB-1 Preferred Shares and the holders of the Series BB-2 Preferred Shares pursuant to this subarticle (c), such Distribution Assets as are available for distribution, shall be distributed among the holders of the Series BB-1 Preferred Shares and the holders of the Series BB-2 Preferred Shares pro-rata in proportion to the preferential amount each such holder is otherwise entitled to receive.

(d)

Following the payment in full of the BB-3/4 Preference Amount and the BB-1/2 Preference Amount, the holders of the Series AA Preferred Shares shall be entitled to receive prior and in preference to any distribution of any of the assets of the Company to the holders of all other equity securities of the Company by reason of their ownership thereof, an amount per each Series AA Preferred Share equal to: (i) the Original Issue Price for each Series AA Preferred Share, plus (ii) an amount equal to declared but unpaid dividends on each such Series AA Preferred Share, plus (iii) an amount equal to 8% return per annum, compounded annually, on the Original Issue Price for each outstanding Series AA Preferred Share to be calculated from the later of the date of payment to the Company on account of such Series AA Preferred Share or May 23, 2002 and until such distribution, less (iv) any amount of dividend preference paid on account of such Series AA Preferred Share until such distribution (the “AA Preference Amount”).

In the event that, following the payment in full of the BB-3/4 Preference Amount and the BB-1/2 Preference Amount, the remaining Distribution Assets are not sufficient for a full payment of the AA Preference Amount pursuant to this subarticle (d), then such remaining Distribution Assets shall be distributed among the holders of Series AA Preferred Shares pro-rata in proportion to the preferential amount each such holder is otherwise entitled to receive.

(e)

Thereafter, the holders of the Preferred Shares and the holders of the Ordinary Shares shall be entitled to receive any remaining Distribution Assets available for distribution pro rata based on the number of Ordinary Shares (on an as converted basis) held by any such holder.

(f)

Notwithstanding the foregoing, if distribution of the Distribution Assets among all shareholders of the Company, pro-rata to the number of shares they hold on an as converted basis, will result in the holders of Series BB-3 Preferred Shares receiving in respect of each Series BB-3 Preferred Share they hold an amount of at least three (3) times the Original Issue Price of the Series BB-3 Preferred Shares, then the provisions of subarticles (b)-(e) above shall not apply and the Distribution Assets shall be distributed among all shareholders of the Company, pro-rata to the number of share they hold, on an as converted basis.

(g)

In the event of a Merger or an Acquisition in which the shareholders (and not the Company) are the intended recipients of the proceeds resulting therefrom (such as with a sale of shares transaction), no transfer of securities in accordance thereto will be considered valid, unless the provisions of the distribution preferences under this Article 8 shall apply.

(h)

Whenever the Distribution Assets are in securities or property other than cash, the value of such assets shall be the fair market value of such securities or other property as shall be determined by the Board, or by the liquidator in case of winding up. Such proceeds shall be made payable in US dollars unless any holder of fully paid share elects to receive such distributions in NIS. The NIS equivalent of the dollar value of any distribution shall be determined in accordance with the Representative Rate last published by the Bank of Israel prior to the date of the making of the distribution.

9.	CONVERSION OF PREFERRED SHARES

The holders of the Preferred Shares shall have conversion rights as follows (the “Conversion Rights”):

(a)	Right to Convert.

(1)

Subject to Article 9(c), each fully paid Preferred Share shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such Preferred Share at the Office or any transfer agent for the Preferred Shares, into one fully paid and non-assessable Ordinary Share nominal value NIS 0.01 and the Company shall, at such time, issue to the holders thereof, for no additional charge (a portion of the premium paid for such Preferred Shares being attributed as payment on account of the nominal value of such additional Ordinary Shares – in the event that the then applicable law requires that shares are issued for no less than their nominal value and to the extent no other source available pursuant to the provisions of the then applicable law may be used for such purpose), such number of fully-paid and non-assessable Ordinary Shares as required so that the total number of Ordinary Shares so issued (i.e. including the Ordinary Share into which the Preferred Share was converted) will be equal to the number determined by dividing the Original Issue Price applicable to such Preferred Share by the Conversion Price (as defined below) at the time in effect for such share. In the event that the then applicable law requires that shares are issued for not less than their nominal value, and the aggregate nominal value of all such Ordinary Shares shall exceed the consideration paid to the Company with respect to such Preferred Share, the holder thereof shall pay the Company such excess nominal value to the extent no other source available pursuant to the provisions of the then applicable law (such as premiums paid for other shares of the Company) may be used for such purpose. The initial Conversion Price per each Preferred Share shall be its Original Issue Price, provided, however, that the Conversion Price for the Preferred Shares shall be subject to adjustment as set forth in subarticles 9(c), 9(d) and 9(e).

(2)

Each Preferred Share shall automatically be converted into Ordinary Shares at the Conversion Price at the time in effect for such Preferred Share upon the earlier of: (A) a Qualified IPO, or (B) the written consent of the Majority Preferred Shareholders, provided however that if such conversion is not part of, or conditioned upon the closing of, a Qualified Transaction (as defined in Article (12)(e) below), such conversion shall be subject to the Special BB Consent as set forth in Article 12(e) below. The Series AA Preferred Shares shall also automatically be converted into Ordinary Shares as aforesaid upon the consent of the holders of at least sixty six percent (66%) of the issued and then outstanding Series AA Preferred Shares.

(b)	Mechanics of Conversion.

(1)

Before any holder of Preferred Shares shall be entitled to convert the same into Ordinary Shares such holder shall surrender the certificate or certificates therefor at the Office and shall give written notice to the Company of the election to convert the same (or any part thereof) and shall state therein the name or names of any nominee for such holder in which the certificate or certificates for shares of Ordinary Shares are to be issued. The Company shall, as soon as practicable thereafter unless such notice states that conversion is to be effective on any later date or when any conditions specified in the notice have been fulfilled in which case conversion shall take effect on such other date or when such conditions have been fulfilled, issue and deliver at such office to such holder of Preferred Shares, or subject to the transfer restrictions contained in these Articles to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Ordinary Shares to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Shares to be converted, or on any later date or when any conditions specified in the notice have been fulfilled and the person or persons entitled to receive the Ordinary Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Ordinary Shares as of such date. If the conversion is in connection with a QIPO, the conversion may, at the option of any holder tendering Preferred Shares for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Ordinary Shares issuable upon such conversion of the Preferred Shares shall not be deemed to have converted such Preferred Shares until immediately prior to the closing of such sale of securities. In the event that the certificate(s) representing the Preferred Shares to be converted as aforesaid are not delivered to the Company, then the Company shall not be obligated to issue any certificate(s) representing the Ordinary Shares issued upon such conversion, unless the holder of such Preferred Shares notifies the Company in writing that such certificate(s) have been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates.

(2)

A conversion of Preferred Shares pursuant to one of the events described in Article 9(a)(2) shall be deemed to have taken place automatically regardless of whether the certificates representing such shares have been tendered to the Company but from and after such conversion any such certificates not tendered to the Company shall be deemed to evidence solely the Ordinary Shares received upon such conversion and the right to receive a certificate for such Ordinary Shares.

(c)	Conversion Price Adjustments of Preferred Shares

Until the QIPO, the applicable Conversion Price of the Preferred Shares shall be subject to adjustment from time to time as follows:

(1)

During the period commencing on the closing of the Poalim Agreement, and ending on the earlier of (x) the QIPO or (y) 24 months following such date (the “Initial Period”), upon each issuance by the Company of any “Additional Securities” (as defined below) without consideration or for a price per share less than the applicable Conversion Price for any issued and outstanding Series BB Preferred Shares in effect immediately prior to the issuance of such Additional Securities, the applicable Conversion Price for any such issued and outstanding Series BB Preferred Share in effect immediately prior to each such issuance shall be adjusted to the price per share paid at such issuance.

(2)

With respect to the Series BB Preferred Shares during the period after the Initial Period and until the QIPO and with respect to the Series AA Preferred Shares during the Initial Period and thereafter until the QIPO, upon each issuance by the Company of any “Additional Securities” (as defined below), without consideration or for a price per share less than the applicable Conversion Price for any issued and outstanding applicable series of Preferred Shares in effect immediately prior to the issuance of such Additional Securities, the applicable Conversion Price for any such issued and outstanding series of Preferred Shares in effect immediately prior to each such issuance shall be adjusted to a price (calculated to the nearest ten thousandth of a US Dollar ($0.0001)) determined by dividing (1) the sum of (A) the total number of Ordinary Shares issued and outstanding prior to the issuance of such Additional Securities multiplied by the applicable Conversion Price of such series, as the case may be, in effect prior to the issuance of such Additional Securities, plus (B) the total amount of the consideration received by the Company for such Additional Securities by (2) the sum of the total number of Ordinary Shares issued and outstanding immediately prior to the issuance of such Additional Securities plus the number of such Additional Securities issued. For the purpose of the above calculation, the number of shares of Ordinary Shares issued and outstanding immediately prior to such issue shall be calculated on an as converted and fully diluted basis, as if all outstanding warrants, options or other rights for the purchase of shares or convertible securities had been fully exercised (and the resulting securities fully converted into Ordinary Shares, if so convertible) as of such date.

(3)

In the event that the full application of the anti dilution protection in subarticles 9(c)(l) and 9(c)(2) cannot be implemented mathematically, then the Series BB Preferred Shares shall have absolute priority over the Series AA Preferred Shares in implementation of the above, such that only the Series BB Preferred Shares shall be provided with the anti-dilution protection.

(4)	(A)

No adjustments of any applicable Conversion Price shall be made in an amount less than ten thousandth of a US Dollar ($0.0001). No adjustment of any applicable Conversion Price pursuant to subarticles 9(c)(1) and (2) shall be made if it has the effect of increasing the applicable Conversion Price above the applicable Conversion Price in effect immediately prior to such adjustment.

(B)

In the case of the issuance of Additional Securities (as defined below) for cash, the consideration, for the purpose of subarticles 9(c)(1) and (2), shall be deemed to be the amount of cash received therefore before any payment of commissions, expenses and the like.

(C)

In the case of the issuance of Additional Securities (defined below) for a consideration, in whole or in part other than cash, the consideration other than cash shall, for the purpose of subarticles 9(c)(l) and (2), be deemed to be the fair value thereof as determined, in good faith, by the Board of Directors.

(D)

In the case of the issuance of options to purchase or rights to subscribe for Ordinary Shares, or securities by their terms convertible into or exchangeable for Ordinary Shares or options to purchase or rights to subscribe for such convertible or exchangeable securities, the aggregate maximum number of Ordinary Shares deliverable upon exercise (assuming the satisfaction of any conditions to exercise, including without limitation, the passing of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Ordinary Shares or upon conversion or an exchange of such convertible or exchangeable security shall be deemed to have been issued at the time of the issuance of such options, rights, or securities at a consideration equal to the consideration (determined in the manner provided in subarticle 9(c)(4)(B) and (c)(4)(C)), if any, received by the Company upon the issuance of such options or rights or securities plus any additional consideration payable to the Company pursuant to the term of such options or rights or securities (without taking into account potential antidilution adjustments) for the Ordinary Shares covered thereby, and the applicable Conversion Price shall be adjusted accordingly. Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price for such series of Preferred Shares to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities (unless such options or rights were merely to be included in the numerator and denominator for purposes of determining the number of Ordinary Shares outstanding for purposes of Article 9(c)(2)) shall be recomputed to reflect the issuance of only the number Ordinary Shares (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, or upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities. The number of Ordinary Shares deemed issued and the consideration deemed paid therefor shall be appropriately adjusted to reflect any change, termination or expiration of the type described in this Article 9(c)(4)(D).

(E)

For purpose of subarticles 9(c)(l) and (2) hereof, the consideration for any Additional Securities shall be taken into account at the U.S. dollar equivalent thereof, on the day such Additional Securities are issued or deemed to be issued pursuant to subarticle 9(c)(4)(D).

(5)

“Additional Securities” shall mean any Ordinary Shares, options to purchase or rights to subscribe for Ordinary Shares, or securities which by their terms are convertible into or exchangeable for Ordinary Shares, or any securities convertible into or exercisable for any securities of the foregoing. Notwithstanding the foregoing, “Additional Securities” does not include:

	(A)	Securities issued pursuant to a transaction described in subarticle 9(c)(6) hereof;

	(B)	The issuance, pursuant to the approval of the Board, of Ordinary Shares or Options to purchase Ordinary Shares to employees, directors and bona-fide consultants;

(C)

Securities issued pursuant to options, warrants or other rights outstanding on the closing of the Poalim Agreement or on the closing of the Wellington Agreement or on the closing of the Amadeus Agreement, provided that such options, warrants or other rights are reflected in the respective Capitalization Table attached to any of such agreements;

	(D)	Ordinary Shares issued upon conversion of Preferred Shares;

(E)

Issuance of bonus shares, providing such bonus shares are issued to all the then existing shareholders, or shares issued pursuant to a rights offering in which all such shares are offered exclusively to existing shareholders;

	(F)	Shares issued in the acquisition of another company provided that the issuance of such shares is approved by the Board of Directors;

(G)

Shares issued in connection with equipment leases, bank loans or secured debt financings approved by the Board of Directors provided the number of such shares issued shall not exceed 1% of the then issued and outstanding share capital of the Company on a fully diluted, as converted basis;

(H)

Securities issued or issuable following written approval of Majority Preferred Shareholders in which they agree to waive their anti-dilution or pre-emptive rights (as the case may be) with respect to such specific issuance; and

	(I)	Securities issued as a charitable donation pursuant to Article 3A.

(6)

If the Company shall subdivide or combine its Ordinary Shares, the applicable Conversion Price shall be proportionately reduced, in case of subdivision of shares, as at the effective date of such subdivision, or if the Company shall fix a record date for the purpose of so subdividing, as at such record date, whichever is earlier, or shall be proportionately increased, in the case of combination of shares, as at the effective date of such combination, or, if the Company shall fix a record date for the purpose of so combining, as at such record date, whichever is earlier.

(7)

Subject to the liquidation preference of the Preferred Shares as set forth in Article 8 above, if the Company at any time shall make a distribution of its assets to the holders of its Ordinary Shares as a dividend in liquidation or partial liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends, each holder of Preferred Shares shall be entitled to receive without payment of any additional consideration, a sum equal to the amount of such assets as would have been payable to such holder as owner of that number of Ordinary Shares receivable by exercise of the conversion rights had such holder been the holder of record of such Ordinary Shares on the record date for such distribution; and an appropriate provision therefor shall be made a part of any such distribution.

(d)	Other Distributions

Subject to the liquidation preference of the Preferred Shares as set forth in Article 8 above, in the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in subarticle 9(c)(5) or if the Company at any time shall pay a dividend payable in additional Ordinary Shares or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional Ordinary Shares then, in each such case for the purpose of this subarticle 9(d), the holders of the Preferred Shares shall be entitled to receive such distribution, in respect of their holdings on an as-converted basis as of the record date for such distribution.

(e)	Recapitalizations

If at any time or from time to time there shall be a Recapitalization Event (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Article 9 or Article 8) provisions shall be made so that the holders of the Preferred Shares shall thereafter be entitled to receive upon conversion of the Preferred Shares the number of Ordinary Shares or other securities or property of the Company or otherwise, to which a holder of Ordinary Shares deliverable upon conversion would have been entitled immediately prior to such Recapitalization Event. In any such case, appropriate adjustment shall be made in the application of the provisions of this Article 9 with respect to the rights of the holders of the Preferred Shares after such Recapitalization Event to the end that the provisions of this Article (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of the Preferred Shares) shall be applicable after that event in a manner as nearly equivalent as may be practicable.

(f)	No Impairment

The Company will not, by amendment of these Articles or through any reorganization, recapitalization, transfer of assets, consideration, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of the Conversion Rights of the holders of Preferred Shares, but will at all times in good faith assist in the carrying out of all the provisions of this Article 9 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Preferred Shares against impairment.

(g)	No Fractional Shares and Certificate as to Adjustments

(1)

No fractional shares shall be issued upon conversion of the Preferred Shares, and the number of Ordinary Shares to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of Preferred Shares held by the holder and the number of Ordinary Shares issuable upon such aggregate conversion.

(2)

Upon the occurrence of each adjustment or readjustment of any applicable Conversion Price pursuant to this Article 9, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Shares a certificate setting forth each adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the applicable Conversion Price at the time in effect, and (C) the number of Ordinary Shares and the amount, if any, of other property which at the time would be received upon the conversion of a Preferred Share.

(h)	Notices of Record Date

In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (including a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of any class or any other securities or property, or to receive any other right, the Company shall provide to each holder of Preferred Shares, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(i)	Reservation of Shares Issuable Upon Conversion

The Company shall at all times reserve and keep available out of its authorized but unissued shares of Ordinary Shares solely for the purpose of effecting the conversion of the Preferred Shares such number of its Ordinary Shares as shall from time to time be sufficient to effect the conversion of all outstanding Preferred Shares; and if at any time the number of authorized but unissued Ordinary Shares shall not be sufficient to effect the conversion of all then outstanding Preferred Shares, in addition to such other remedies as shall be available to the holder of such Preferred Shares, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued Ordinary Shares to such number of shares as shall be sufficient for such purposes.

10.	RESERVED

11.	VOTING RIGHTS

Subject to Article 58 below, each holder of Ordinary Shares and Preferred Shares shall be entitled to one (1) vote per Ordinary Share or Ordinary Share into which such Preferred Share is convertible at the time of voting, whether in a vote by show of hands, secret ballot or written consent. Each holder of Preferred Shares shall vote together with the Ordinary Shares as a single class (except as otherwise expressly provided in these Articles or as required by law) and shall be entitled to notice of any general meeting of shareholders in accordance with these Articles. Fractional votes shall not be permitted and any fractional vote resulting from the conversion mechanism described above in these Articles shall be rounded up or down to the nearest whole number (with one-half (1/2) being rounded upward).

12.	PROTECTIVE PROVISIONS

(a)

Until the QIPO, the Company shall not take any of the following actions without approval of the Majority Preferred Shareholders (which may be obtained by way of a written consent and shall not require the convening of a shareholders meeting for such purpose, unless required by applicable law):

(1)

any amendment to or modification of these Articles and/or the Memorandum of Association of the Company or any other action which would amend, change or modify the rights, preferences or privileges of the Preferred Shares.

(2)	declaration of any dividend;

(3)

the authorization of any share capital, or other rights or securities convertible into or exchangeable for share capital, or the conversion of any existing shares into shares, in each case with rights equal to or superior to the rights of the Preferred Shares;

(4)	any action or transaction which is outside the business of the Company as contemplated in the Updated Work Plan of the Company (as defined in the Amadeus Agreement);

(5)

any action which effects a merger, reorganization, liquidation, disposition, acquisition or sale of the Company or of any subsidiary thereof, or any transfer of a material asset of the Company or of any subsidiary thereof, or the creation of or purchase of or into any entity;

(6)

any action which may alter or change the capital structure of the Company or of any subsidiary thereof, any action which effects a reclassification or recapitalization of the outstanding capital shares of the Company, and any increase in the registered share capital of the Company or of any subsidiary thereof;

(7)	the creation of any guarantee, mortgage, pledge or security interest in a material asset, or in all or substantially all of the assets of the Company or a subsidiary;

(8)	the replacement of the independent auditors to the Company, which in any event shall be one of the “big four”; and

(9)

the incurrence by the Company or by any subsidiary thereof of any indebtedness that shall exceed the sum of $250,000 (Two Hundred Fifty Thousand US Dollars), calculated on a cumulative basis in respect of any one transaction or in respect of a series of connected transactions;

(b)

Until the QIPO, the Company shall not issue any securities of any kind or options to purchase securities of any kind without the approval of the majority of the directors appointed by the holders of the Preferred Shares, provided however that shares issued upon the exercise of warrants, options, or other rights outstanding as of the closing of the Poalim Agreement, the closing of the Wellington Agreement or the closing of the Amadeus Agreement or the grant of options (and shares issued upon exercise of such options) under the Company’s incentive plans are not subject to such approval.

(c)

Any amendment or modification of the rights and obligations of Intel set forth in Article 29(e) (Right of First Refusal), Article 29A (Co-Sale) and Article 29(B)(b) (Bring Along) and 65(c) (Directors) shall require the consent of Intel.

(d)

Until the QIPO, the Company shall not take, without the consent of the holders of at least a majority of the issued and outstanding Preferred Shares of the affected class, an action that amends or modifies the rights attached to such class of Preferred Shares, provided however that (a) the authorization or issuance of a new class of shares with preferential rights, or (b) a change, waiver of other modification that applies to the rights of the Preferred Shares in the same proportional manner and without treating a certain series proportionally different from the other series, in each case – that was approved by holders of a majority of the issued and outstanding Preferred Shares, shall not be deemed a change hereunder.

(e)

Until the QIPO, the Company shall not take, without the consent of the holders of at least a majority of the issued and outstanding Series BB Preferred Shares (which must include also the affirmative consent of the holders of the majority of the Series BB-1 Preferred Shares, Series BB-3 Preferred Shares and Series BB-4 Preferred Shares (voting together as one group) that were issued at the closing of the Poalim Agreement, at the closing of the Wellington Agreement and at the closing of the Amadeus Agreement to investors who were not shareholders of the Company immediately prior to the closing of the Poalim Agreement or affiliates or Permitted Transferees of such shareholders (the “Special BB Consent”)) an action that effects (i) any change or waiver of rights of the Series BB Preferred Shares that does not apply to the rights of all Preferred Shares in the same proportional manner and that treats a certain series proportionally differently from the other series; (ii) any waiver of liquidation preferences, anti-dilution, board representation or information rights of the Series BB Preferred Shares, (iii) an IPO, merger or the sale of all or substantially all of the Company’s shares or assets, unless, in each such case, the applicable IPO or transaction reflects a price per share of more than two times the Original Issue Price of the Series BB-1 Preferred Shares (a “Qualified Transaction”), or (iv) conversion of the Series BB Preferred Shares, other than as part of, and conditioned upon the closing of, a Qualified Transaction.

(f)	The required consents as set forth in Articles 12(a) – (e) above shall also apply to any action taken by any wholly owned subsidiary of the Company.

13.	ALLOTMENT OF SHARES

Subject to the provisions of Articles 12 and 14, the authorized but unissued shares shall be under the control of the Board of Directors, who shall have the power to allot shares or otherwise dispose of them to such persons, on such terms and conditions (including, interalia, terms relating to calls as set forth in Article 31 hereof), and either at par or at a premium, or, subject to the provisions of the Companies Law, at a discount, and at such times, as the Board of Directors may think fit, and the power to give any person the option to acquire from the Company any shares, either at par or at premium, or subject as aforesaid, at a discount, during such time and for such consideration as the Board of Directors may think fit.

14.	PREEMPTIVE RIGHTS

(g)	Until the QIPO, the provisions of this Article 14 shall apply:

(1)

Any Additional Securities (as defined in Article 9 above) to be issued by the Company (the “Offered Securities”) shall first be offered by the Board of Directors by written notice to each Major Holder (for purposes of this Article 14, the “Offerees”). The number of Offered Securities offered to each Offeree shall be the result of the multiplication of the Offered Securities by a fraction: (i) the numerator of which shall be the total number of outstanding Ordinary Shares of the Company (on an as-converted basis) held by such Offeree as determined prior to the offer made pursuant to this Article 14, and (ii) the denominator of which is the total number of outstanding Ordinary Shares of the Company (on an as-converted basis), as determined prior to the Offer made pursuant to this Article 14.

(2)

The Company shall provide each Offeree with a Notice (the “Notice of Offer”) specifying the number of Offered Securities he is entitled to purchase and which shall state the terms of the proposed issuance, and any such Offeree may accept such offer, as to all or any part of the Offered Securities so offered to him, by giving the Company written notice of acceptance within twenty (20) days after being served with such Notice of Offer; provided that if the purchase by such Offeree is being effected prior to, or concurrently with such issuance of Offered Securities (rather than subsequent thereto) then such Offeree shall be obligated to consummate the purchase of such Offered Securities only if the Company consummates the sale of the balance of the Offered Securities pursuant to the terms described in such Notice of Offer

(3)

Any and all preemption rights set forth in this Article 14, may be exercised by a Permitted Transferee of a Major Holder instead of by such Major Holder if such Major Holder so notifies the Company in writing.

(h)

Any Offered Securities not subscribed for by the Offeree as aforesaid, shall be under the control of the Board of Directors and may be issued without regard to this Article 14, except to the extent that said Offered Securities may not be allotted on terms more favorable to the purchaser than those offered pursuant to this Article 14. In the event the Offered Securities are not acquired by the expiration of 120 days from the date of expiration of the twenty (20) day period referred to in Article 14(a)(2), they may not be issued except by compliance with the provisions of Article 14.

15.	REGISTERED HOLDER

(a)

If two or more persons are registered as joint holders of a share they shall be jointly and severally liable for any calls or any other liability with respect to such share. However, with respect to voting, power of attorney and furnishing notices, the one registered first in the register of shareholders, insofar as all the registered joint holders shall not notify the Company in writing to relate to another one of them as the sole owner of the share, as aforesaid, shall be deemed to be the sole owner of the share.

(b)

In the case that two or more persons are registered together as holders of a share, each one of them shall be permitted to give receipts binding all the joint holders for dividends or other monies in connection with the share and the Company shall be permitted to pay all the dividends or other monies due with respect to the share to one or more of the joint holders, as it shall choose.

(c)

Except as otherwise provided in these Articles, the Company shall be entitled to treat the registered holder of any share as the absolute owner thereof, and, accordingly, shall not, except as ordered by a court of competent jurisdiction, or as required by statute, be bound to recognize any equitable or other claim to, or interest in, such share, on the part of any other person.

16.	SHARE CERTIFICATES

(a)

A shareholder shall be entitled to receive from the Company without payment, one certificate that shall contain that number of shares registered in the name of such shareholder, their class and serial numbering. However, in the event of joint holders holding a share, the Company shall not be obligated to issue more than one certificate to all of the joint holders, and the delivery of such a certificate to one of the joint holders shall be deemed to be a delivery to all of the joint holders.

(b) Each certificate shall carry the signature or signatures of a director or such other persons appointed by the Board of Directors for this purpose and the rubber stamp or the seal of the Company.

(c)

If a share certificate is defaced, lost or destroyed, it may be replaced upon payment of such fee, if any, and on such terms, if any, as to evidence and indemnity as the Board of Directors may think fit.

17.	MODIFICATIONS OF SHARE RIGHTS

If at any time the share capital is divided into different classes of shares (unless otherwise provided for by the terms of issue of the shares of that class) it shall be permitted, subject to the provisions of Article 12 above, to change, convert, broaden, add or vary in any other manner the rights, advantages, restrictions and provisions attached at that time to one or more of the classes by a resolution of the general meeting of the shareholders of the Company, without the need for any separate class vote or class meeting.

It is hereby clarified that any resolution required to be adopted pursuant to these Articles by the consent of a separate class of shares, whether by way of a separate general meeting of such class or by way of written consent, shall be given by the holders of shares of such class entitled to vote or give consent thereon and no holder of shares of a certain class shall be banned from voting or consenting by virtue of being a holder of more than one class of shares of the Company, irrespective of any conflicting interests that may exist between such different classes of shares. A shareholder shall not be required to refrain from participating in the discussion, voting and/or consenting on any resolution concerning an amendment to any class of shares held by such shareholder, due to the fact that such shareholder may benefit in one way or another from the outcome of such resolution.

Without derogating from the need to receive any consents or approvals required pursuant to Article 12, it is hereby clarified and agreed that the enlargement of an existing class of shares, or the issuance or allotment of additional shares thereof, or the creation of additional shares of that class as a result of conversion of shares from another class or unification with another class, shall not be deemed, for purposes of these Articles, to amend, change, vary, modify or abrogate the rights attached to the previously issued shares of such class or of any other class.

PLEDGE

18.

The Company shall have a lien and first pledge on all the shares, not fully paid, registered in the name of any shareholder (whether registered in his name only or together with another or others) and on the proceeds from the sale thereof, for any amount still outstanding with respect to that share, whether presently payable or not. Such a pledge shall exist whether the dates of payment or fulfillment or execution of the obligations, debts or commitments have become due or not, and shall apply to all dividends that shall be decided upon from time to time in connection with these shares. No benefit shall be created with respect to this share based upon the rules of equity which shall frustrate this pledge, however the Board may declare at any time with respect to any share, that it is released, wholly or in part, temporarily or permanently, from the provisions of this article.

19.

The Company may sell, in such manner and at such time as the Board thinks fit, any of the pledged shares, but no sale shall be made unless the date of payment of the monies or a part thereof has arrived, or the date of fulfillment and performance of the obligations and commitments in consideration of which the pledge exists has arrived, and after a written request has been furnished to the shareholder or person who has acquired a right in the shares, which sets out the amount or obligation or commitment due from him and which demands their payment, fulfillment or execution, and which informs the person of the Board’s desire to sell the shares in the event of non-fulfillment of the notice, and the person has not fulfilled his obligation pursuant to the notice within seven days after the notice has been sent to him.

20.

The net proceeds of such sale after payment of the costs thereof, shall be applied in payment of such sum due to the Company or to the fulfillment of the obligation or commitment (including debts, liabilities and engagements which have not yet fallen due for payment or satisfaction), and the remainder (if there shall be any) shall be paid to the shareholder or to the person who has acquired a right in the share sold pursuant to the above.

21.

After execution of a sale as aforesaid, the Board shall be permitted to sign or to appoint someone to sign a deed of transfer of the sold shares and to register the buyer’s name in the register of shareholders as the owner of the sold shares and it shall not be the obligation of the buyer to supervise the application of monies nor will his right in the shares be affected by a defect or illegality in the sale proceedings after his name has been registered in the register of shareholders with respect to those shares. The sole remedy of any person aggrieved by the sale shall be in damages only and against the Company exclusively.

TRANSFER OF SHARES AND THE MANAGEMENT THEREOF

22.

Each transfer of shares shall be made in writing in the form appearing herein below, or in a similar form, or in any form as to be determined upon by the Board from time to time, such form shall be delivered to the Office together with the transferred share certificates and any other proof the Board shall require, if it shall so require, in order to prove the title of the transferor. The instruments and documents notifying the Company with respect to the transfer are a prerequisite to the effectuation of such transfer. Notwithstanding the above, any transfer of shares to any person or entity that is not at the time of transfer a shareholder of the Company and that competes with the Company, directly or indirectly, in the field of optical inspection or metrology for semiconductors or the transfer of shares which have not been fully paid up will require the consent and approval of the Board of Directors, except if such transfer is to a Permitted Transferee.

Deed of Transfer of Shares

I, _______________ of ______________ in consideration of the sum of NIS__________________(New Israeli Shekels) paid to me by_____________, of _______________ (hereinafter called “the said transferee”) do hereby transfer to the said transferee ___________ share (or shares) having par value of NIS______________________each one numbered____________________ until _________ inclusive in Negevtech Ltd., to hold unto the said transferee, his executors, administrators, and assigns, subject to the conditions on which I held the same at the time of the execution hereof; and I, the said transferee, do hereby agree to accept the said share (or shares) subject to the conditions aforesaid. As witness we have hereunder set out hands the ______________day of________20_________.

Transferee	Transferor

Address	Address

23.

The deed of share transfer shall be executed both by the transferor and transferee, and the transferor shall be deemed to remain a holder of the share until the name of the transferee is entered into the register of shareholders in respect thereof.

24.

The Company shall be permitted to demand a fee for registration of transfer, in a reasonable rate as to be determined by the Board from time to time, with the exception of transfers to Permitted Transferees.

25.	The Register shall be closed for a period of seven (7) days before every ordinary general meeting of the Company.

26.

Upon the death of a shareholder, the remaining holders (in the event that the deceased was a joint holder in a share) or the administrators or executors or heirs of the deceased (in the event the deceased was the sole holder of the share or was the only one of the joint holders of the share to remain alive) shall be recognized by the Company as the sole holders of any title to the shares of the deceased. However, nothing aforesaid shall release the estate of a joint holder of a share from any obligation with respect to the share that he held jointly with any other holder.

27.

Any person becoming entitled to a share in consequence of the death or bankruptcy or liquidation of a shareholder shall, upon such evidence being produced as may from time to time be required by the Board, have the right, either to be registered as a shareholder in respect of the share upon the consent of the Board or, instead of being registered himself, to transfer such share to another person, subject to the provisions contained in these Articles with respect to transfers.

28.

A person becoming entitled to a share because of the death of a shareholder shall be entitled to receive, and to give receipts for, dividends or other payments paid with respect to the share, but he shall not be entitled to receive notices with respect to Company meetings or to participate or vote therein with respect to that share, or aside from the aforesaid, to use any right of a shareholder, until he has been accepted as a shareholder with respect to that share.

29.	RIGHT OF FIRST REFUSAL

(a)

Until the QIPO, a shareholder in the Company shall not be permitted to make any Transfer (as hereinafter defined) of his shares in the Company, other than to a Permitted Transferee, except pursuant to the following provisions set forth below.

For the purposes of this Agreement, the term “Transfer” shall mean any sale, assignment, transfer, hypothecation or other encumbrance or disposition of in any way.

(b)

A shareholder, desirous of making any Transfer of the shares held by him to others, in whole or in part (hereinafter the “Transferor”) shall be obligated to offer them first to the Offerees (as defined in Article 14 above), by giving notice in writing to such Offerees (hereinafter “Sale Notice”).

(c)

In the Sale Notice the Transferor shall mention the number of shares he wishes to Transfer (hereinafter the “Offered Shares”), the price forming the consideration for the Offered Shares, the name of the transferee (the “Transferee”) and the other conditions of the sales.

(d)	The Sale Notice shall be irrevocable unless all of the Offerees agree otherwise.

(e)

Each of the Offerees may inform the Transferor in writing within 21 Business Days from the date of receipt of the Sale Notice as to his/her intention to purchase that number of Offered Shares, in whole or in part, which is the result of the multiplication of the Offered Shares by a fraction: (i) the numerator of which is the number of Ordinary Shares (on an as-converted basis) of the Company held by such Offeree and (ii) the denominator of which is the total number of outstanding Ordinary Shares (on an as-converted basis) held by all Offerees (hereinafter the “Offerees’ Offered Shares”), the purchase of which shall be at the purchase price and in accordance with the payment conditions as provided for in the Sale Notice (hereinafter the “Purchase Notice”). An Offeree who has submitted a Purchase Notice shall be referred to hereinafter as “Buyer”. Notwithstanding the foregoing, Intel (to the extent it is a Major Holder) shall be required to provide the Transferor with a Purchase Notice within 10 days of receipt of the Sale Notice and, in the event Intel is the Transferor, the Offerees will be required to provide Intel with a Purchase Notice within 10 days of receipt of the Sale Notice.

(f)

Thereafter, the Transferor shall give each Buyer who has fully exercised his rights pursuant to Article 29(e) a written notice (the “Excess Notice”) stating the amount of Offered Shares with respect to which no Purchase Notice was submitted (hereinafter referred to as “Excess Offered Shares”) and each such Buyer shall be entitled, subject to Article 29(j) below, provided he so notifies the Transferor in writing (the “Excess Reply Notice”), such Excess Reply Notice to be received by the Transferor within 7 Business Days following the delivery by the Transferor to such Buyer of the Excess Notice, to purchase any or all of such Excess Offered Shares.

(g)

If by the end of the time referred to in Articles 29(e) and 29(f) above no Purchase Notices have been received by the Transferor or the Transferor has received Purchase Notices with respect to a total number of shares that is less than the number of Offered Shares, the Transferor may, within 30 days from the expiration of the time for submission of the Purchase Notices or, in the event that Article 29(f) applies, the Excess Reply Notice, sell all (but not less than all) of the Offered Shares to the Transferee and/or to any Buyer that submitted a Purchase Notice and, if applicable, an Excess Notice, up to the number of shares requested to be purchased by such Buyer (though he shall be under no obligation to do so) at a price not less than the price mentioned in the Sale Notice (as linked to the representative rate of the U.S. dollar from the day of the furnishing of the notice to the date of sale in fact) and upon all other conditions not less favorable to the Transferor than those provided for in the Sales Notice.

(h)

If the Transferor shall not transfer the Offered Shares as aforesaid, within the period of time specified in Articles 29(e), (f) and (g) above, he shall be obligated, before selling the Offered Shares to another, to offer them again to the Offeree in accordance with the aforementioned procedure, and such procedure shall apply to any further offer.

(i)

If there have been received Purchase Notices and, if applicable, Excess Reply Notices, for a total number of shares equal to the number of Offered Shares, then every Buyer shall buy the number of shares as mentioned in the Purchase Notice and, if applicable, the Excess Reply Notices, he has submitted.

(j)

If Purchase Notices and Excess Reply Notices shall have been received for a total number of shares greater than the number of Offered Shares, the Buyers may acquire shares in a manner proportionate to the share capital of the Company held by them at that time, as determined in accordance with Article 29(e) above. However, no Buyer shall be required to buy a greater number of shares than the number provided for in the Purchase Notice and, if applicable, the Excess Reply Notice, submitted by him and upon the allocation to him of the full number of Offered Shares so requested by him in the Purchase Notice, such Buyer shall be disregarded for the purpose of any further allocation of the remaining Excess Offered Shares.

(k)

In every one of the events referred to in Articles 29(e), 29(f), 29(g), 29(h), 29(i) and 29(i) the Transferor shall send within five (5) days after the last date for the submission of each of the Purchase Notices and the Excess Reply Notices to each of the Buyers, a notice accompanied by the copies of all Purchase Notices received by the Transferor of either non-acceptance of the offer pursuant to the Sale Notice or the acceptance thereof (hereinafter the “Acquisition Notice”).

(1)

After receipt of the Acquisition Notice notifying acceptance, each Buyer shall purchase from the Transferor, and the Transferor shall sell and transfer to such Buyer the number of shares referred to in such notice according to the terms of the Sale Notice (other than in circumstances set forth in Article 29(g) above, in which case the provisions of said Article 29(g) will apply). Upon the transfer to Buyer such shares must be free and clear of any liens or encumbrances unless otherwise specified in the Sale Notice. The Transferor and such Buyer shall each have all remedies for breach of contract available under applicable laws in connection with the transactions set forth in this Article 29.

(m)

Any Transfer of shares by any Offeree pursuant to the exercise of its co-sale rights under Article 29A shall not give the other Offerees additional rights of first refusal and shall be deemed to have been part of the Offered Shares and included in the Sale Notice to the extent that the number of the shares being Transferred has not changed as a result of the exercise of co-sale rights. To the extent such number has changed, the provisions hereof shall apply to the transaction again, ab initio, and the Transferor shall give a new Sale Notice hereunder.

29A	CO SALE

(a)

Should any holder of Preferred Shares (other than Intel) (“Selling Shareholder”) wish to make a Transfer, other than to a Permitted Transferee, then each of the holders of Preferred Shares other than Intel (the “Entitled Shareholders”) shall have the right to participate in the Selling Shareholder’s Transfer of such Offered Shares, in accordance with this Article 29A, pursuant to the specified terms and conditions stated in the Sale Notice, provided that an Entitled Shareholder who is also an Offeree for purposes of Article 29 above shall be entitled to elect whether to exercise its rights under either Article 29 or Article 29A and shall not be entitled to contingently exercise its rights under both such articles. Each of the Entitled Shareholders shall be entitled, upon written notice to the Selling Shareholder within twenty-one (21) Business Days after receipt of the Sales Notice (“Participating Preferred Shareholders”), to sell to the Transferee up to that number of the Shares in the Company owned by such Participating Preferred Shareholder (the “Equity Shares”) determined by multiplying the total number of Offered Shares times a fraction the numerator of which is the number of Ordinary Shares owned by such Participating Preferred Shareholders (on an as-converted basis) and the denominator of which is the total number of Ordinary Shares owned by all Participating Preferred Shareholders (on an as-converted basis) and the Selling Shareholder. Such written notice shall indicate, subject to the terms of this Article 29A, the number of Shares that the Participating Preferred Shareholder intends to transfer to the Transferee. At the closing of the sale of the Offered Shares to the Transferee, the Selling Shareholder shall transfer his shares to the Transferee only if the Transferee concurrently therewith purchases, on the same terms and conditions specified in the Article 29A Notice, all of the Shares as to which participation notices have been delivered.

(b)

Notwithstanding the provisions of Article 29A(a), no Transfer in one transaction or in a series of related transactions, of shares representing more than 50% of the issued and outstanding shares of the Company (on an as converted basis) may be made, other than to a Permitted Transferee, unless the proposed Transferee of such shares offers to purchase the remaining issued and outstanding shares of the Company upon the same terms and conditions. In such event, the consideration payable by the Transferee shall be distributed among all selling shareholders participating in such Transfer in accordance with the terms of Article 8.

29B	BRING ALONG

(a)	At any time prior to the Company’s QIPO, in the event that:

Shareholders holding 60% (sixty percent) or more (the “Threshold Percent”) of the Company’s issued and outstanding shares, on an as converted basis (the “Proposing Shareholders”) accept an offer to affect a Merger or Acquisition (the “Offer”); and

Such Merger or Acquisition is conditioned upon the consent and/or sale of all of the remaining issued shares of the Company; then all remaining shareholders (the “Non Proposing Shareholders”) will be required, if so demanded by the Proposing Shareholders, to vote in favor of, execute the relevant documents, and otherwise take all necessary and reasonable actions relating to such Offer, including to sell their shares upon the same terms and conditions as in the Offer made to the Proposing Shareholders and the proceeds shall be allocated in accordance with the provisions of Article 8, provided however, that absent the written consent of the holders of the majority of the outstanding Series BB Preferred Shares (which must include also the Special BB Consent), the holders of the Preferred Shares shall not be forced to take any actions or sell their shares as aforesaid, if the Merger or the Acquisition does not reflect a Company price per share of more than two times the Original Issue Price of the Series BB-1 Preferred Shares. In the event that the Threshold Percent is met, any sale, assignment, transfer, pledge, hypothecation, mortgage, disposal or encumbrance of the Shares by the Non Proposing Shareholders other than in connection with the Offer, shall be absolutely prohibited.

(b)	Notwithstanding the foregoing, the obligation of Intel to sell its shares (the “Transaction”) pursuant to this Article 29B shall be subject to the satisfaction of each of the following conditions:

(i)

Form of Consideration. Intel shall not be required to accept any consideration for its shares other than cash or freely tradeable equity securities (subject to a lock-up period of no more than 90 days following the issuance of such securities to Intel) which have been admitted to or listed upon (i) the Official List of the UK Listing Authority or (ii) the New York or American Stock Exchange or the NASDAQ National Market in the United States of America or (iii) the Neuer Markt or (iv) Euronext Paris S.A. or (v) such other stock exchange as Intel may agree.

(ii)

Equal Consideration. Subject to section (iii) below, upon the consummation of the Transaction, all of the holders of Preferred Shares will receive the same form and amount of consideration per Preferred Share, respectively, taking into account any liquidation preference to which the holders of Preferred Shares are entitled, and if any holders of Preferred Shares are given an option as to the form and amount of consideration to be received, all holders will be given the same option.

(iii)

Costs/Expenses. Intel shall not be required to incur any costs or expenses (without limitation whether by way of out of pocket expenses or by way of set off) in connection with the Transaction except its pro rata share of any costs incurred for the benefit of all of the Company’s shareholders and for which Intel has agreed in writing to be responsible in advance of such costs being incurred. For the avoidance of doubt Intel shall be solely responsible for any costs that it decides to incur including the costs of its own counsel.

(iv)

Representations, Warranties and Indemnities. The only representations, warranties or indemnities that Intel shall be required to make in connection with the Transaction are representations, warranties and indemnities concerning (i) legal ownership of the Company’s securities to be sold by Intel (the “Intel Securities”), and (ii) the corporate authority of Intel to convey title to the Intel Securities, and the ability to do so free and clear of liens, encumbrances or adverse claims (the “Intel Required Obligations”). The Intel Required Obligations shall be in the same form as those to be given by each of the other shareholders of the Company and shall be given by Intel on a several (but not joint) basis only.

(v)

Liability. Intel shall not accept, assume or be deemed to have assumed any joint, or joint and several, liability with any other shareholders), the Company or any other party, with respect to any representation, warranty, indemnity, covenant or combination thereof made by such other shareholder(s), the Company or other party in connection with the Transaction. Intel’s liability shall in any event be limited to the amount of consideration actually received by Intel in cleared funds.

(vi)

Escrow and Liability upon Escrow. In the event that consideration for any of the shares in the Company is to be placed in escrow (the “Escrow Amount”), such Escrow Amount will not exceed 15% of the total consideration payable to all shareholders of the Company and that the Escrow Amount, to the extent that no claim has been made against it and for such amount as might remain following such claim, will be released to the shareholders at the latest three (3) months following the end of the acquiring company’s first accounting period after the consummation of the transfer of Intel’s shares or eighteen (18) months after the consummation of such transfer (the later of the two). Intel’s liability shall be limited to its pro rata share of the Escrow Amount (Intel’s pro rata share to be calculated on the basis of the consideration due to Intel as a proportion of the aggregate consideration due to all shareholders in the Company). For the avoidance of doubt, the Escrow Amount may be used to satisfy claims arising out of breaches by the Company of representations and warranties given by the Company in connection with a Transaction, all subject to the foregoing terms and conditions.

(vii)

US Securities. If the consideration proposed for Intel’s shares is in the form of securities of an issuer incorporated in the United States, Intel shall not be obligated to participate in the Transaction unless it is provided an opinion of counsel to the effect that the sale in connection with such Transaction is not in violation of the registration or qualification requirements of federal or applicable state securities laws in the United States, or, if Intel is not provided with such an opinion, the Company shall indemnify Intel for any violation.

(vii)	Other Agreements. Intel shall not be required to amend, extend or terminate any contractual or other relationship with the Company, the acquirer or their respective affiliates.

(viii)

Covenant Not to Compete. Intel shall not be required to agree to any covenants including without limitation any covenant not to compete or any covenant not to solicit any of the customers, employees or suppliers of any party to the Transaction.

Furthermore, notwithstanding the foregoing, the obligation of Orbotech to sell its shares (the “Orbotech Transaction”) pursuant to this Article 29B shall be subject to the condition that the only representations, warranties or indemnities that Orbotech shall be required to make in connection with the Orbotech Transaction are representations, warranties and indemnities concerning (i) legal ownership of the Company’s securities to be sold by Orbotech (the “Orbotech Securities”), and (ii) the corporate authority of Orbotech to convey title to the Orbotech Securities, and the ability to do so free and clear of liens, encumbrances or adverse claims (the “Orbotech Required Obligations”). The Orbotech Required Obligations shall be in the same form as those to be given by each of the other shareholders of the Company and shall be given by Orbotech on a several (but not joint) basis only.

29C.	STAND STILL

Notwithstanding anything to the contrary in these Articles, any issuance of securities by the Company, and any sale, transfer, pledge, encumbrance or other disposal of any of the securities of the Company (by the Company or any shareholder), or any other action (including repurchase of any shares of the Company by the Company or by any subsidiary thereof), other than any action in which the provisions of Article 29B (Bring Along) shall apply, which results in a Strategic Investor (as defined below) whether or not a shareholder of the Company, holding (together with affiliates, Permitted Transferees, or other parties acting in concert with it) more than 20% of the voting rights in the Company, is prohibited unless approved in writing in advance by the Majority Preferred Shareholders (excluding, for the purposes of such majority, any Strategic Investors and their affiliates and Permitted Transferees or other parties acting in concert with them) and on terms and conditions approved by them. Any of the transactions set forth in the forgoing sentence not so approved shall be null and void and shall not be registered in the Company’s Shareholders Register. For purpose hereof a “Strategic Investor” shall mean a corporation or other business entity whose business is related to the Company’s business and who is likely to have a business or technologic interest in the Company’s business, as distinguished from an interest for the sole purpose of a financial investment.

CALLS

30.

A shareholder shall not be entitled to receive dividends nor to use any right a shareholder has, or receive any benefit or entitlement stated in these Articles (including without limitation, the rights set forth in Articles 7, 8,11, 12, 14, 29,29A, 65 and 86 hereof), unless he has paid all the calls that shall be made from time to time prior to or on the date appointed for payment thereof, with respect of money unpaid on all of his shares, whether he is the sole holder or holds the shares together with another person, in addition to interest and expenses if there shall be any.

31.

The Board may, subject to the provisions of these Articles, make calls upon the shareholders from time to time in respect of any moneys unpaid on their shares, as they shall determine proper, upon the condition that there shall be given prior notice of fourteen (14) days on every call and each shareholder shall be obligated to pay the total amount requested from him, or the installment on account of the call (if there shall so be) at the times and places to be determined by the Board.

32.	The calls for payment shall be deemed to have been requested from the date the Board shall have decided upon the calls for payment.

33.	The joint holders of a share shall be jointly and severally liable to pay the calls for payment in full and the installment on account, in connection with such calls.

34.

If a sum called in respect of a share is not paid the holders of the share or the person to whom it has been issued shall be liable to pay interest and linkage differentials upon the amount of the call or the payments on account, as determined by the Board of Directors commencing from the day appointed for the payment thereof to the time of actual payment, but the Board shall be at liberty to waiver payment of that interest, wholly or in part.

35.

My amount that according to the condition of issuance of a share must be paid at the time of issuance or at a fixed date, whether on account of the sum of the share or premium, shall be deemed for the purposes of these Articles to be a call of payment that was made duly and the date of payment shall be the date appointed for payment. In the event of non-payment of this amount all of the Articles herein dealing with payment of interest, expenses, forfeiture, pledge and the like and all the other Articles connected therewith, shall apply, as if this sum had been duly requested and notice had been given, as aforesaid.

36.	The Board may make arrangements at the time of issue of shares for a difference between the holders with respect to the amount of calls to be paid and the times of payment, and the rate of interest.

37.

The Board may, if it thinks fit, receive from any shareholder willing to pay in advance all of the monies or a part thereof that shall be due on account of his shares, in addition to any amounts or a part thereof that shall be due on account of his shares, in addition to any amounts mat the payment in fact has been requested and they shall be permitted to pay him interest at the rate the Board and shareholders shall agree upon, for the amounts paid in advance as aforesaid, or upon the part thereof which is in excess of the amounts whose payment was at the time requested on account of his shares in connection with which the payments have been made in advance, in addition to paying dividends that will be paid for that part of the share which has been paid in advance. The Board of Directors may at any time repay any amount so advanced without premium or penalty by giving such shareholder seven days’ prior notice in writing. Nothing in this Article 37 shall derogate from the right of the Board of Directors to make any call before or after receipt by the Company of any such advance.

FORFEITURE OF SHARES

38.

If a shareholder fails to pay any call or installment of a call on the day appointed for payment thereof, the Board may, at any time thereafter during such time as any part of such call or installment remains unpaid, serve a notice on him requiring payment of so much of the call or installment as is unpaid, together with any interest which may have accrued and any expenses that were incurred as a result of such non-payment.

39.

The notice shall name a further day, not earlier than the expiration of seven days from the date of the notice, on or before which the amount of the call or installment or a part thereof is to be made together with interest and any expenses incurred as a result of such non-payment. The notice shall also state the place the payment is to be made and that in the event of non-payment, at or before the time appointed, the shares in respect of which the call was made will be liable to be forfeited.

40.

If the requirements of any such notice as aforesaid are not complied with, any share in respect of which the notice has been given may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the Board to that effect. In such event, the provisions of Section 181 of the Companies Law shall apply, and the shares so forfeited shall be “dormant shares” as provided for therein. The forfeiture shall include those dividends that were declared but not yet distributed, with respect to the forfeited shares.

41.

A share so forfeited shall be deemed to be the property of the Company and can be sold or otherwise disposed of, on such terms and in such manner as the Board thinks fit, subject to applicable law. Such shares shall not be deemed, for the purposes of these Articles, to comprise part of the issued and outstanding share capital of the Company, and shall be disregarded for the purposes of calculations based thereon. At any time before a sale or disposition the forfeiture may be canceled on such terms as the Board thinks fit.

42.

A person whose shares have been forfeited shall cease to be a shareholder in respect of the forfeited shares, but shall notwithstanding remain liable to pay to the Company all monies which, at the date of forfeiture, were presently payable by him to the Company in respect of the shares, but his liability shall cease if and when the Company receives payment in full of all moneys that, at the date of forfeiture, were presently payable by him to the Company in respect of the shares (including interest and expenses).

43.

Without derogating from Article 30 above, the forfeiture of a share shall cause, at the time of forfeiture, the cancellation of all rights in the Company or any claim or demand against it with respect to that share and the other rights and obligations between the share owner and the Company accompanying the share, except for those rights and obligations not included in such a cancellation according to these Articles or that the Companies Law imposes upon former shareholders.

44.

The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of this nominal value amount of the share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

MODIFICATION OF CAPITAL

45.	Subject to the provisions of Article 12 above and to any applicable law, the Company may, from time to time, by resolution duly adopted according to these Articles:

(a)	consolidate and divide all or any of its issued or unissued share capital into shares of larger nominal value than its existing shares;

(b)	cancel any shares which have not been taken or agreed to be taken by any person;

(c)

by subdivision of its existing shares, or any of them, divide the whole, or any part, of its share capital into shares of smaller amounts than is fixed by the Memorandum of Association in a manner that with respect to the shares created as a result of the division it will be possible within the resolution of division to grant to one or more shares a preferable right or advantage with respect to dividend, capital, voting or otherwise over the remaining share or other similar shares;

(d)	reduce its share capital and any fund reserved for capital redemption in the manner that it shall deem to be correct.

INCREASE OF SHARE CAPITAL

46.

Subject to the provisions of Article 12 above and to any applicable law, the Company shall be permitted from time to time, by resolution duly adopted according to these Articles, to increase its share capital - whether or not all its shares have been issued, or whether the shares issued have been paid in full - by creation of new shares. This new capital shall be in such an amount, divided into shares in such amounts and have such preferable or deferred or other special rights (subject always to the special rights conferred upon an existing class of share), subject to any condition and restrictions with respect to dividends, return of capital, voting or otherwise, all as shall be directed by the general meeting in its resolution sanctioning the increase of the share capital.

47.

Subject to any decision to the contrary in the resolution sanctioning the increase in share capital, pursuant to these Articles, the new share capital shall be deemed to be part of the original share capital of the Company and shall be subject to the same provisions with reference to payment of calls, liens, title, forfeiture, transfer and otherwise as apply to the original share capital.

GENERAL MEETINGS

48.

A general meeting shall be held once in every calendar year at such time, being not more than fifteen months after the holding of the last preceding general meeting, and place as may be prescribed by the Board. The above mentioned general meetings shall be called “Annual General Meetings”. All other general meetings shall be called “Special General Meetings”.

49.

Subject to the provisions of these Articles the function of the Annual General Meeting shall be to receive and to deliberate with respect to the profit and loss statements, the balance sheets, the ordinary reports and accounts of the Board and auditors; to declare dividends, to appoint auditors and to fix their salaries. Every other matter shall be deemed to be special and shall be discussed at a Special General Meeting.

50.

The directors or anyone of them may, whenever they think fit, and upon a requisition in writing as provided for in the Companies Law, convene a Special General Meeting. Every such requisition shall include the objects for which a meeting should be convened, shall be signed by the requisitioners and shall be sent to the registered Office of the Company. If the Board of Directors does not convene a meeting within 21 days from the date of the submission of the requisition as aforesaid, the requisitioners may convene by themselves a meeting. However, the meeting which was so convened shall not be held after three months have passed since the date of the submission of the requisition.

NOTICE OF GENERAL MEETINGS

51.

A prior notice of 14 days at least shall be sufficient for any general meeting, including any meeting at which it is being proposed to amend the Memorandum of Association and/or Articles of Association and, accordingly, prior notice of at least 14 days shall be given with respect to the place, date and hour of the meeting, and in the event that a special matter shall be discussed, a general description of the nature of that matter. The notice shall be given, as herein below provided for, to the shareholders entitled pursuant to these Articles to vote at the meeting. The notice shall be sufficient for any meeting of shareholders including a meeting at which it is proposed to amend the Memorandum of Association and/or Articles of Association. If, by chance, a notice as aforesaid was not given or not received by a shareholder, this shall not amount to a disqualification of the resolution passed or disqualification of the proceedings held at that meeting. With the consent of all the shareholders who are entitled, at that time, to vote, it shall be permitted to convene all meetings and to resolve all types of resolutions, upon a shorter advance notice or without any notice and in such manner, generally, as such be approved by the shareholders.

QUORUM

52.

No deliberation shall be commenced with respect to any matter at the general or special meeting unless there shall be present a quorum at the time when the general meeting proceeds to deliberate. In any meeting a quorum shall be formed when there are present personally or by proxy not less than two shareholders who hold or represent together the majority of the voting rights of the issued share capital of the Company, providing that one of such two shareholders present shall be a holder of Preferred Share(s) of the Company.

53.

If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened by the Board upon the demand of shareholders or upon the demand of less than 50% of the directors then in office or directly by such shareholders or directors, shall be cancelled. Otherwise, if within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day in the next week at the same place and time, or any other day and/or any other hour and/or any other place as the Board shall notify the shareholders, and, if at the second meeting a quorum is not present within half an hour from the time appointed for the meeting any two shareholders present personally or by proxy shall be a quorum, and shall be entitled to deliberate and to resolve in respect of the matters for which the meeting was convened. Shareholders may participate by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute attendance in person at the meeting. The secretary of the meeting shall confirm attendance by telephone to the Chairman.

CHAIRMAN

54.

The Chairman of the Board of Directors shall preside as chairman at all general meetings. If there is no Chairman or he is not present within 15 minutes from the time appointed for the meeting or if he shall refuse to preside at the meeting, the shareholders present shall elect one of the directors to act as Chairman, and if only one director is present he shall act as Chairman. If no directors are present or if they all refuse to preside at the meeting the shareholders present shall elect one of the shareholders present to preside at the meeting. The Chairman shall have no special rights or privileges and no second or casting vote.

POWER TO ADJOURN

55.

The Chairman may, with the consent of any meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, as the meeting shall decide. At an adjourned meeting no matters shall be discussed except for those permissible to be discussed at that meeting which decided upon the adjournment.

ADOPTION OF RESOLUTIONS

56.

At every meeting a resolution put to the vote of the meeting shall be decided upon by a show of hands, unless before or upon the declaration of the result of the show of hands a secret ballot in writing be demanded by the Chairman (if he is entitled to vote) or by any shareholder present, in person or by proxy, and entitled to vote at the meeting. Except if a secret vote is demanded as aforesaid, the declaration of the Chairman that the resolution has been carried or carried unanimously or by a particular majority, or lost, or not carried by a particular majority, shall be final, and an entry to that effect in the minute book of the Company, shall be conclusive evidence of the fact without the necessity of proving the number or proportion of the votes recorded in favor or against such a resolution. Subject to any provision in this regard in the Companies Law, or in these Articles, all resolutions of the shareholders including without limitation with respect to a merger, a change of the Company’s name, modification or alterations of the Company’s share capital and the amendment of the Company’s Memorandum of Association in accordance with such resolution and the amendment or replacement of the Company’s Articles of Association shall be deemed adopted at a General Meeting at which a quorum is present if approved by a simple majority of the voting rights of the Company represented personally or by proxy and voting thereon.

57.

If a secret ballot is duly demanded, it shall be taken in such manner as the Chairman directs, whether immediately or after an adjournment or in a postponed manner or otherwise, and the results of the ballot shall be deemed to be a resolution of the meeting wherein the secret ballot was demanded. Those requesting a secret ballot can withdraw their request at any time before the secret ballot is held. A secret ballot demanded on the election of a Chairman, or on a question of adjournment shall be taken forthwith. A secret ballot demanded on any other question shall be taken at such time as the Chairman of the meeting directs. A demand for a secret ballot shall not prevent the continuation of the meeting with respect to the transaction of any other business, except for the manner with respect to which the secret ballot was demanded. All demands or notices hereunder may be submitted by facsimile.

VOTES OF SHAREHOLDERS

58.

Subject to and without derogating from the right or preference rights or restrictions existing at that time with respect to a certain class of shares forming of the capital of the Company, each shareholder present at a meeting, personally or by proxy, shall be entitled, whether at a vote by show of hands or by secret ballot, to one vote for each Ordinary Share held by him calculated, with respect to the Preferred Shares, on an as-converted basis, provided that no shareholder shall be permitted to vote any shares at a general meeting or appoint a proxy to vote therein except if he has paid all calls for payment prior to or on the day appointed for payment thereof and all monies due to the Company from him prior to or on the day appointed for payment thereof with respect to such shares.

59.

In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders; and for the purpose of this article seniority shall be determined by the order in which the names stand in the register of shareholders. Joint holders of a share of which one of them is present at a meeting shall not vote by proxy. The appointment of a proxy to vote on behalf of a share held by joint holders shall be executed by the signature of the senior of the joint holders.

60.	PROXIES

(a)

In every vote a shareholder shall be entitled to vote either personally or by proxy. A proxy present at a meeting shall also be entitled to request a secret ballot. A proxy need not be a shareholder of the Company.

(b)

A shareholder of the Company that is a corporation or partnership shall be entitled by decision of its Board of Directors or by a decision of a person or other duly authorized body, to appoint a person who it shall deem fit to be its representative at every meeting of the Company. The representative, appointed as aforesaid, shall be entitled to perform on behalf of the corporation he represents all the powers that the corporation itself may use just as if it was a person.

61.	(a)

A vote pursuant to an instruction appointing a proxy shall be valid notwithstanding the death of the appointor or the appointor becoming of unsound mind or the cancellation of the proxy or its expiration in accordance with any law, or the transfer of the shares with respect to which the proxy was given, unless a notice in writing was given of the death, becoming of unsound mind, cancellation or transfer and was received at the Office before the meeting took place.

(b)

A shareholder is entitled to vote by a separate proxy with respect to each share held by him provided that each proxy as aforesaid shall have a separate letter of appointment containing the serial number of the shares with respect to which the proxy is entitled to vote. If a specific share is included by the holder in more than one letter of appointment, that share shall not entitle any of the holders of such instrument to a vote.

INSTRUMENT OF APPOINTMENT

62.

A letter of appointment of a proxy or power of attorney or other certificate (if there shall be such) pursuant to which the appointee is acting, shall be in writing and such instrument or a copy thereof shall be deposited in the Office, or in another place in Israel or abroad - as the Board shall direct from time to time generally or with respect to a particular case, no later than upon the commencement of the meeting or adjourned meeting wherein the person referred to in the instrument is appointed to vote, otherwise that person shall not be entitled to vote that share. An instrument appointing a proxy and which is not limited in time or by the occurrence of an event (such as an IPO) shall not be valid 12 months after the date of its execution. If the appointment shall be for a limited period or until the occurrence of an event (such as an IPO), the instrument shall be valid for the period or until the occurrence of the event contained therein.

63.	An instrument appointing a proxy (whether for a specific meeting or otherwise) may be in the following form or in any other similar form which the circumstances shall permit:

“I, ____________, of ______________, a shareholder holding shares in ____________ and entitled to __________ votes hereby appoint _____________, of __________, or in his place ________________, of ______________, to vote in my name and in my place at the general meeting (annual, special, adjourned - as the case may be) of the Company to be held on the ____ day of ____________, 2______ and at any adjournment thereof.

In witness whereof, I have hereby affixed my signature the___ day of____________, 2____.

Appointor’s Signature

64.	RESERVED

65.	DIRECTORS

	(a)	The Board of Directors shall consist of up to nine (9) members who shall be appointed as follows:

(1)

each of Pitango, Star, Genesis and Orbotech shall be entitled to appoint one (1) director to the Board of Directors of the Company for so long as it holds Preferred Shares constituting more than 5% of the issued and outstanding share capital of the Company, on an as converted basis, and thereafter the directorship which was vacated shall be held by a director appointed by the holders of the majority of the Series AA Preferred Shares not otherwise entitled to appoint a director pursuant to this Article 65(a)(l);

(2)

each of Poalim Ventures and Wellington shall be entitled to appoint one (1) director for so long as it holds Preferred Shares constituting more than 3% of the issued and outstanding share capital of the Company, on an as converted basis and thereafter the directorship which was vacated shall be held by a director appointed by the holders of the majority of the Series BB Preferred Shares;

		(3)	the majority of the directors appointed pursuant to Articles 65(a)(l) and(2) above shall be entitled to appoint up to two (2) directors, who shall be independent industry experts; and

		(4)	the Chief Executive Officer (“CEO”) of the Company shall be a director if he or she is appointed as a director by a majority of the directors appointed pursuant to Articles 65(a)(l) and(2) above;

(b)

Amadeus shall be entitled to appoint one (1) observer to the Board for so long as it holds Preferred Shares constituting more than 5% of the issued and outstanding share capital of the Company, on as converted basis.

(c)

Observers to the Board of Directors shall be entitled to attend all Board of Directors meetings and in this capacity, to receive all notices of meetings and any documentation the Company provides to the Company’s directors before, during or after such meetings, subject to restrictions relating to attorney-client privilege, and shall be subject (other than an observer appointed by Intel) to the same fiduciary duties that apply to members of the Board of Directors.

	(d)	The provisions of this Article 65 shall be in force until the QIPO.

66.	(a)

The directors and observers shall be appointed as set forth in Article 65 and may be removed and vacancies filled by those entitled to appoint, as specified in Article 65. Notice of appointment or removal shall become effective on the date fixed in the notice of appointment or removal, or upon delivery thereof to the Company, whichever is later. For avoidance of doubt, in the event that a seat of the Board of Directors is vacated, and no one is entitled to replace such vacated seat, then such vacated seat shall remain vacant and the number of directors shall be reduced accordingly.

(b)

If the office of any member of the Board of Directors is vacated, the other members of the Board of Directors may act in every way and manner so long as their number does not fall below two, at least one of which was appointed by the holders of the Preferred Shares. If their number falls below two, or if there are only two directors but none of them were appointed by the holder of the Preferred Shares, they may act only in an emergency, for convening General Meetings and for providing written notice to those shareholders or groups of shareholders who are entitled to fill the vacancies, of such vacancies. In the event that within 10 days following mailing of such written notices the vacancies are not filled, the directors in office, whatever their number or by whom appointed, may act in every way and manner.

67.	Subject to the provisions of these Articles or to the provisions of an existing contract, the tenure of office or the director shall automatically be terminated:

	(1)	if he becomes bankrupt;

	(2)	if he is declared lunatic or becomes of unsound mind;

	(3)	if he has resigned by an instrument in writing to the Company;

	(4)	if he is removed from office pursuant to Articles 65 and 66 above;

	(5)	with his death;

	(6)	if he is the CEO, upon termination of his position as CEO (or earlier, if removed pursuant to Articles 65 and 66 above, as aforesaid); or

	(7)	if a company, with its liquidation.

68.	ALTERNATIVE DIRECTOR

	(a)	Any person who is qualified to be appointed as a Director may serve as a substitute director even if he is a member of the Board of Directors or a substitute Director, (hereinafter “substitute”).

	(b)	A substitute shall have one vote.

(c) A substitute shall have, subject to the provisions of the instrument by which he was appointed, all the powers and authorities that the director for which he is serving as director, has.

(d) The provision of this Article with respect to the appointment of a director shall apply with respect to an appointment of a substitute.

(e)

The office of a substitute director shall be automatically vacated if his appointment is terminated by the director who appointed him in accordance with these regulations, or upon the occurrence of one of the events described in Articles (1), (2), (3), (5), (6) or (7) of Article 67 or, if the office of the member of the Board of Directors with respect to whom he serves as a substitute shall be vacated for any reason whatsoever.

(f)

The substitute director has the right to receive notice of convening of a Board of Directors meeting and may participate or vote at such meeting only if the director appointing said substitute is absent from said meeting.

69.	REMUNERATION OF DIRECTOR

Members of the Board of Directors, not being employees of the Company or professionals providing special professional services for consideration to its members - shall not receive a salary from funds of the Company unless the general meeting has so decided and in the amount that the general meeting shall decide upon. The directors, and their substitutes, shall be entitled to receive expenses, in an acceptable rate, for travel expenses, board and lodging that have been expended for or during the performance of their duties as directors, and including travel expenses to the Board meetings and return. If pursuant to a decision of the Board, one of the directors shall perform services or tasks aside from his regular duties as a director, whether as a result of his particular profession or by a trip or stay abroad or otherwise, the Board may decide to pay him a preferred wage in addition to his regular salary, and such a wage shall be paid by way of salary, commission, participation in profits or otherwise and this wage shall be in addition to his regular salary, if there shall be any, or will be in place thereof, as shall be decided.

70.	POWER AND DUTIES

The management of the business of the Company shall be vested in the Board of Directors. They shall be entitled to exercise all the powers and authorities that the Company has and to perform in its name all the acts that it is entitled to do according to its memorandum of association and/or Articles and/or the Companies Law except for those which are pursuant to the Companies Law or the Articles vested in the general meeting of the Company, subject to any provisions in the Companies Law or in these Articles or the regulations that the Company shall adopt in its general meeting (insofar as they do not contradict the Companies Law or these Articles). However any article adopted by the Company in its general meeting shall not affect the legality of any prior act of the Board that would be legal and valid, if not for such an article.

71.	A director shall not be required to hold qualifying shares.

CONFLICT OF INTEREST

72.

A director shall not be prohibited from fulfilling his rights and duties under these Articles or from entering into contracts with the Company whether as a seller, buyer or otherwise, and no such contract or arrangement which shall be made on behalf of the Company or in its name wherein the director is or will be an interested party, either directly or indirectly, shall be void provided, however that:

(a)

any transaction between a director and the Company must be approved both by the Board of Directors and the Audit Committee of the Company, or, if no Audit Committee has been created, by the General Meeting;

(b)

the interested director may not participate or vote at the Board of Directors at which approval is sought unless all other directors are interested directors, but shall be counted toward the quorum necessary for commencing deliberations at such meeting; and

(c)

the interested director must, in addition to disclosing the substance of his interest in the transaction for which approval is sought, also disclose any material facts and documents relating thereto. The provisions of this article shall apply also to a substitute or alternate director, if it is appropriate.

73.

A director may hold another paid position or function in the Company or in any other company that the Company is a shareholder of or that it has some other interest in, together with his position as a director (except an auditor) upon those conditions with respect to salary and other matters as decided by the Board.

74.	FUNCTIONS OF THE DIRECTORS

The Board may meet in order to transact business, to adjourn its meetings or to organize them otherwise as it shall deem fit and to determine the legal quorum necessary to conduct business, provided that the quorum for a meeting of the Board of Directors shall consist of at least a majority of the directors then in office. A director whose presence is required for purposes of a quorum as aforesaid may by written notice to the Company waive the requirement for his presence in order to constitute a quorum. If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the second business day following the day originally scheduled, and at such adjourned meeting 4 directors shall constitute a quorum notwithstanding that a director appointed by any specific shareholder or class of shareholders is not present.

75.	CHAIRMAN

The Board may from time to time elect, by a simple majority, a Chairman, and decide the period of time he shall hold such an office, and he shall preside at the meetings of the Board of Directors. However, if such a Chairman is not elected or if he is not present at any meeting, the Board may, by a simple majority, choose one of its members to serve as Chairman of that meeting.

The Chairman shall have no rights or privileges other than those granted to directors and shall not have a second of casting vote.

MEETINGS

76.	A member of the Board of Directors may at any time call a Board of Directors’ meeting, and the secretary shall be required on the request of such member to convene a Board of Directors’ meeting.

(a)

Any notice of a Board of Directors’ meeting can be given, in writing, or by fax or email provided that the notice is given seven (7) days before the time appointed for the meeting, unless all the members of the Board of Directors having received a shorter notice, shall agree to such a shorter notice, provided, however, that a four (4) days notice will be sufficient if the majority of the directors then in office agree to such shorter notice.

(b) Unless otherwise provided by these Articles, all acts and determinations of the Board of Directors shall be determined by a simple majority of those attending and voting.

(c)

Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute attendance in person at the meeting.

77.	DELEGATION OF POWER

(a)

Subject to applicable law, the Board of Directors may delegate any of their powers to committees consisting of such member or members of their body as they deem fit and may, from time to time, revoke such delegation. No committee of the Board of Directors shall be established except by unanimous consent of all directors.

(b)

In the exercise of any power delegated to it by the Board of Directors all committees shall conform to any regulations that may be imposed upon them by the Board of Directors, if there shall be any such regulation. If no such regulations are adopted by the Board of Directors or if there are no complete and encompassing regulations, the committees shall act pursuant to these Articles dealing with organization of meetings, meetings and functions of the Board of Directors, mutatis mutandis, and insofar as no provision of the Board of Directors shall replace it pursuant to this article.

(c)

All actions performed in a bona fide fashion by the Board of Directors or by a committee of the Board of Directors, or by any person acting as a director or as a substitute shall be as valid, even if at a later date a flaw shall be discovered in the appointment of such a director or such a person acting as aforesaid, or that all or some of them were unfit as if each and every one of those persons shall have been duly appointed and fit to serve as a director or substitute as the case may be.

80.	GENERAL MANAGER

(a)

The Board may from time to time appoint one or more persons, whether or not he is a member of the Board of Directors, as the CEO of the Company, either for a fixed period of time or without limiting the time that he or they will stay in office, and the Board may from time to time (subject to any provision in any contract between him or them and the Company) release him or them from their office and appoint another or others in his or their place.

(b)

The Board of Directors may from time to time grant and bestow upon the general manager, at that time, those powers and authorities that it exercises pursuant to these Articles, as it shall deem fit, and may grant those powers and authorities for such period, and to be exercised for such objectives and purposes and in such time and conditions, and on such restrictions, as it shall decide; and it may grant such authorities whether concurrently with the Board of Directors’ authorities in that area, or in excess of them, or in place thereof or any one of them, and it can from time to time revoke, repeal, or change any one or all of those authorities.

(c)

Notwithstanding the aforesaid in Article 69 the wages of the general manager shall be determined from time to time by the Board of Directors (subject to any provision in any contract between him and the Company) and it may be paid by way of a fixed salary or commission or dividends, or a percentage of profits or the Company profit turnover or of any other Company that the Company has an interest in, or by participation in such profits, or in one or more of the aforementioned methods.

81.	MINUTES

(a)

The Board shall cause minutes to be taken of all general meetings of the Company, of the appointments of officials of the Company, of Board of Directors’ meetings and of committee meetings that shall include the following items, if applicable:

		(1)	the names of the members present;

		(2)	the matters discussed at the meeting;

		(3)	the results of the vote;

		(4)	resolutions adopted at the meeting;

		(5)	directives given by the meeting to the committees;

		(6)	if requested, any reservation of a shareholder or director with regard to a matter discussed or resolution passed.

(b)

The minutes of any meeting shall serve as prima facie proof as to the facts in the minutes if the minutes are reviewed and approved at the next succeeding meeting and are signed by the Chairman of that next succeeding meeting.

82.	RESOLUTION IN WRITING

A resolution in writing signed by all shareholders of the Company or by all the members of the Board of Directors, or of a committee, or such a resolution that all the shareholders of the Company then entitled to vote at General Meetings, the members of the Board of Directors or a committee have agreed to in writing or by fax shall be valid for every purpose as a resolution adopted at a General Meeting, Board of Directors’ or committee meeting, as the case may be, that was duly convened and held. In place of a shareholder or director, as the case may be, any such aforesaid resolution may be signed and delivered by his substitute.

83.	SEAL, STAMP AND SIGNATURES

(a)

The Board shall cause the seal (if the Company shall have a seal) to be kept in safekeeping and it shall be forbidden to use the seal unless prior permission of the Board of Directors is given. If such permission was given, the seal shall be affixed in the presence of whoever has been so appointed by the Board of Directors, and he shall sign any document upon which the seal has been affixed.

(b) The Company shall have at least one rubber stamp. The Board shall ensure that such a stamp is kept in a safe place.

(c)

The Board of Directors may designate and authorize any person or persons (even if they are not members of the Board of Directors) to act and to sign in the name of the Company, and the acts and signatures of such a person or persons shall bind the Company, insofar as such persons have acted and signed within the limits of their aforesaid authority.

(d)

The printing of the name of the Company by a typewriter or by hand next to the signatures of the authorized signatories of the Company, pursuant to sub-article (c) above, shall be valid as if the rubber stamp of the Company was affixed.

84.	BRANCH REGISTERS

The Company may, subject to the provisions of the Companies Law or any other applicable law that may substitute such provisions, keep in every other country where those provisions shall apply, a register or registers of shareholders living in that other country as aforesaid, and to exercise any other powers referred to in the laws with respect to such branch registers.

85.	THE SECRETARY, OFFICERS AND ATTORNEYS

(a)

The Board of Directors may appoint a secretary of the Company upon the conditions that it deems fit. The Board may as well, from time to time, appoint an associate secretary who shall be deemed to be the secretary for the period of his appointment.

(b)

The Board of Directors may, from time to time appoint to the Company, officers, workers, agents and functionaries to permanent, temporary or special positions, as it shall, from time to time, see fit and set compensation for them.

(c)

The Board may, at any time and from time to time, authorize any Company, firm, person or group of people, whether this authorization is done by the Board directly or indirectly, to be the attorneys in fact of the Company for those purposes and with those powers and discretion which shall not exceed those conferred upon the Board of Directors or that the Board of Directors can exercise pursuant to these Articles - and for such a period of time and upon such conditions as the Board deems proper, and every such authorization may contain such directives as the Board of Directors deems proper for the protection and benefit of the persons dealing with such attorneys.

86.	DIVIDEND

Subject to the provisions of the Companies Law and these Articles, including without limitation the provisions of Articles 7, 8 and 12 and subject to any rights or conditions of Preferred Shares and other rights and conditions attached at that time to any share in the capital of the Company granting preferential, special or deferred rights or not granting any rights with respect to dividends, the profits of the Company shall be distributable to the shareholders of the Company according to the proportion of the nominal value paid up or credited as paid up on account of the shares held by them at the date so appointed by the Company, without regard to the premium paid in excess of the nominal value. A distribution, setting aside or declaration of dividend requires a decision of the Board of Directors.

The Board of Directors may issue any share upon the condition that a dividend shall be paid at a certain date or that a portion of the declared dividend for a certain period shall be paid, or that the period for which a dividend shall be paid shall commence at a certain date, or a similar condition, all as decided by the Board of Directors. In every such case - subject to the provision mentioned in the beginning of this article - the dividend shall be paid in respect of such a share in accordance with such a condition.

87.

Subject to the provisions of the Companies Law, at the time of declaration of a dividend the Board of Directors may decide that such a dividend shall be paid in part or in whole, by way of distribution of certain properties, especially by way of distribution of fully paid up shares or debentures or debenture stock of the Company, or by way of distribution of fully paid up shares or debentures or debenture stock of any other Company or in one or more of the aforesaid ways. For purposes of any such distribution, the outstanding Preferred Shares shall be deemed to have been converted into Ordinary Shares as of the time appointed by the Board of Directors for the purpose of determining entitlement to participate in such distribution.

88.

dividends payable on shares which are not fully paid up, will be first applied to any unpaid amount on such shares even if such payments are not yet due, pursuant to the terms of issuance or as provided in these Articles, and any excess will be distributed to the holder of such shares as set forth herein.

89.	The Board of Directors may put a lien on any dividend on which the Company has a charge, and it may use it to pay any debts, obligations or commitments with respect to which the charge exists.

90.

A transfer of shares shall not transfer the right to a dividend which has been declared after the transfer but before the registration of the transfer. The person registered in the register as a shareholder on the date appointed by the company for that purpose shall be the one entitled to receive a dividend.

91.	Reserved.

92.	A notice of the declaration of a dividend, whether an interim dividend or otherwise, shall be given to the shareholders registered in the register, in the manner provided for in these Articles.

93.

If no other provision is given, the dividend may be paid by check or payment order to be mailed to the registered address of a shareholder or person entitled thereto in the register or, in the case of registered joint owners, to the addresses of one of the joint owners as registered in the register. Every such check shall be made out to the person it is sent to. The receipt of the person who, on the date of declaration of dividend, is registered as the holder of any share or, in the case of joint holders, of one of the joint holders, shall serve as a release with respect to payments made in connection with that share.

94.	(a)

Subject to Article 12 above, if at any time the share capital shall be divided into different classes of shares, the distribution of fully paid up shares, from funds pursuant to Article 95 below, shall be made in one of the two following manners as to be decided upon by the Board:

(i) In such a manner so that all the holders of a share entitled to fully paid up shares shall receive one uniform class of shares; or

(ii) In such manner so that each holder of shares entitled to fully paid up shares as aforesaid shall receive shares of the class of shares held by him and entitling him to fully paid up shares, as aforesaid.

(b)

In order to give effect to any resolution in connection with the distribution of dividends, or distribution of property, fully paid-up shares or debentures, the Board of Directors may resolve any difficulty that shall arise with distribution as it shall deem necessary, especially to issue certificates for fractional shares and to determine the value of certain property for purposes of distribution, and to decide that payment in cash shall be made to the shareholder on the basis of the value decided for mat purpose, or that fractions the value of which is less man one New Israeli Shekel shall not be taken into account for the purpose of coordinating the rights of all the parties. The Board of Directors shall be permitted, in this regard, to grant cash or property to trustees in escrow for the benefit of persons entitled thereto, as the Board shall see beneficial. Wherever required, an agreement shall be submitted to the registrar of companies and the Board may appoint a person to execute such an agreement in the name of the persons entitled to a dividend, property, fully paid up shares or debentures as shares or debentures as aforesaid, and such an appointment shall be valid.

	(c)	The Company shall not be obligated to pay interest on a dividend.

(d)

The Board of Directors may, with respect to all dividends not collected within one year after their declaration, invest or use them in another way for the benefit of the Company, until they shall be demanded. The Company shall not pay interest for dividends or interest not collected.

95.	FUNDS

The Board may set aside from the profits of the Company the sums it deems proper, as a reserve fund or reserve funds for extraordinary uses, or for preferred dividends or equalization of dividends or other funds or for the purpose of correcting, bettering or retaining any property of the Company and for those other purposes which shall, in the absolute discretion of the Board of Directors, be beneficial to the Company and it may invest the various sums so invested in such investments as it finds proper, and from time to time deal with such investments, change or transfer them, in part or in whole, for the benefit of the Company. The Board of Directors may, as well, divide any reserve liability fund to preferred funds as it shall deem proper, transfer moneys from fund to fund and use every fund or any part thereof in the business of the Company, without being required to keep such sums separate from the rest of the Company’s property. The Board of Directors may, from time to time, also transfer, to the next year, profits out of such sums which are, in its absolute discretion, beneficial to the Company. Generally the Board of Directors may create funds as it deems necessary, either those resulting from profits of the Company or from re-evaluation of property, or from premiums paid for shares or from any other source, and to use them in its discretion as it deems fit insofar as that in the creation of such funds, the changes or uses do not exceed the provisions of the Companies Law or accepted accounting principles.

96.

All premiums received from the issue of shares shall be capital funds and they shall be treated for every purpose as capital and not as profits distributable as dividends. The Board of Directors may organize a reserve capital liability account and transfer, from time to time, all such premiums to the reserve capital liability account or use such premiums and monies to cover depreciation or doubtful loss. All losses from sale of investments or other property of the Company shall be debited from other funds of the Company. The Board of Directors may use any monies credited to the capital reserve liability account in any manner that these Articles or the Companies Law permits.

97.

Any amounts transferred and credited to the account of income and expense fund or general reserve liability account or capital liability reserve account, may, until otherwise used in accordance with these Articles, be invested together with such other monies of the Company in the day to day business of the Company, without having to differentiate between these investments and the investment of the monies of the Company.

98.	ACCOUNTS AND AUDIT

The Board shall cause correct accounts to be kept:

(a) of the assets and liabilities;

(b) of any amount of money received or expended by the Company and the mattes for which such sum of money is expended or received; and

(c) of all purchases and sales made by the Company.

99.	The account books shall be kept in the Office or at such other place as the Board deems fit and they shall also be open for inspection by the directors.

100.

The Board of Directors shall determine from time to time, in any specific case or type of case, or generally, whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company, or any of them, shall be open for inspection by the shareholders, and no shareholder, not being a director, shall have any right of inspecting any account book or document of the Company except as conferred by law or authorized by the Board of Directors or by the Company in a general meeting.

101.

Not less than once a year, the Board shall submit before the Company at the Annual General Meeting a profit and loss account for the period after the previous account, and if it is the first account for the period after registration of the Company, it shall be prepared as of a date not more than nine months before the date of the meeting and in accordance with the relevant provisions of the Companies Law, and the Board shall submit a balance sheet that is correct as of the date of the profit and loss account. To the balance sheet shall be attached a report of the auditor and it shall be accompanied by a report from the Board with respect to the situation of the Company business and the amount they propose as a dividend and the amount (if any) that they propose be set aside for the fund accounts.

102.	Auditors shall be appointed and their function shall be set out in accordance with the Companies Law.

NOTICES

102.

A notice or any other document may be served by the Company upon any shareholder either personally or by sending it by prepaid letter, fax or e-mail addressed to such shareholder at his address, wherever situated, as appearing in the register of shareholders, provided, however that a shareholder may notify the Company in writing of its objection to the use of e-mail as the sole means of notice in which event the Company shall provide notice to such shareholder by e-mail and one of the other means permitted by this Article 102.

103.

All notices directed to be given to the shareholders shall, with respect to any shares to which persons are jointly entitled, be given to one of the joint holders, and any notice so given shall be sufficient notice to the holders of such share.

104.

Prior and timely notice of the convening of a shareholders meeting shall be given to each shareholder, wherever situated, at the last address provided by the shareholder. Any shareholder registered in the register who shall, from time to time, furnish the Company with an address at which notices may be served, shall be entitled to receive all notices he is entitled to receive according to these Articles at that address.

105.

A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a shareholder by sending it through the post in a prepaid letter or fax or e-mail addressed to them by name, at the address furnished for the purpose by the persons claiming to be so entitled or, until such an address has been so furnished, by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

106.

Any notice or other document, (i) if delivered personally, shall be deemed to have been served upon delivery, (ii) if sent by post, shall be deemed to have been served five (5) days after the time when the letter was delivered to the post, if sent by airmail, and two (2) days after the letter was delivered to the post, if sent by domestic post, and (iii) if sent by facsimile or electronic mail, shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient’s normal business hours, or beginning the recipient’s next business day after receipt if not received during recipient’s normal business hours. In proving such service it shall be sufficient to prove that the letter, facsimile, or electronic mail containing the notice was properly addressed and delivered at the post office or sent by facsimile or electronic mail, as the case may be. Any list kept in the ordinary manner in any mail list of the company or any copy of any fax in the Company’s possession shall be prima facie proof of the delivery.

107.

(a)      In any case where it is necessary to give prior notice of a certain number of days or a notice valid for a certain period, the date of delivery shall be taken into account in the number of days or period.

(b)      In addition to the furnishing of a notice pursuant to the above article, the Company may furnish a notice to the shareholders entitled to receive notice, or to part of them, by publication of a notice in a newspaper distributed in the area wherein the Office is located, or any other place, in Israel or abroad, as the Board shall determine from time to time.

108.	RESERVED

109.	INDEMNITY

(a)

The Company shall, subject and pursuant to the provisions of the Companies Law, indemnify an “Office Holder” of the Company (as such term is defined in the Companies Law) for all liabilities and expenses incurred by him arising from or as a result of any act (or omission) carried out by him as an Office Holder of the Company and which is indemnifiable pursuant to the Companies Law, to the maximum extent permitted by law. The Company may indemnify an Office Holder post-factum and may also undertake to indemnify an Office Holder in advance, provided that, to the extent required under applicable law, such undertaking is limited to types of occurrences which, in the opinion of the Board of Directors are, at the time of the undertaking, foreseeable and to an amount of the Board of Directors has determined is reasonable in the circumstances.

(b)

The Company shall, subject and pursuant to the provisions of the Companies Law, enter into contracts to insure the liability of Office Holders of the Company for any liabilities incurred by him arising from or as a result of any act (or omission) carried out by him as an Office Holder of the Company and for which the Company may insure Office Holders pursuant to the Companies Law, to the maximum extent permitted by law.

(c)

The Company may, subject to the provisions of the Companies Law, procure insurance for or indemnify any person who is not an Office Holder including, without limitation, any employee, agent, consultant or contractor of the Company who is not an Office Holder.

(d)

The Company may, to the maximum extent permitted by law, exempt and release an Office Holder, including in advance, from all or part of his or her liability for monetary or other damages due to, arising or resulting from, a breach of his or her duty of care to the Company. The Directors of the Company are released and exempt from all liability as aforesaid to the maximum extent permitted by law with respect to any such breach, which has been or may be committed.

Exhibit B

SECOND AMENDMENT TO SHAREHOLDERS RIGHTS AGREEMENT

This amendment (the “Second Amendment”) dated September 26, 2006, to the Shareholders Rights Agreement (the “SRA”) dated September 13, 2005, as amended on March 22, 2006 by and among Negevtech Ltd. (the “Company”), the Founders (as defined in the SRA), the Prior Investors (as defined in the SRA), the New Investors (as defined in the SRA), Amadeus III and Amadeus III Affiliates Fund LP (collectively, “Amadeus”).

WHEREAS	The Company, the Founders, the Prior Investors and the New Investors are parties to the SRA;

WHEREAS

Pursuant to the Series BB-4 Share Purchase Agreement of even date hereof, Amadeus and certain of the Prior Investors and certain of the New Investors are purchasing Series BB-4 Preferred Shares of the Company;

WHEREAS

Concurrently with the purchase of Series BB-4 Preferred Shares, Amadeus is purchasing all of the shares of the Company held by the Founders, which shares will be converted, upon their transfer to Amadeus and payment by Amadeus to the Company of the amount of $1,412,784, into Series BB-4 Preferred Shares; and

WHEREAS

the parties hereto wish to amend the SRA in order to include Amadeus in the definition of New Investor, to include the Series BB-4 Preferred Shares in the definition of Registrable Securities and to remove the Founders from the SRA, all as defined and provided for in this Second Amendment.

NOW, THEREFORE, the parties hereto agree as follows, effective as of and subject to the Closing of the Series BB-4 Share Purchase Agreement:

1.	Schedule B annexed to the SRA is hereby amended by the addition thereto of the following entities which, for the purpose of the SRA, shall be considered as one of the New Investors:

Investor	Address

Amadeus III	Mount Pleasant House, 2 Mount Pleasant, Cambridge England

Amadeus III Affiliates Fund LP	2711 Centerville Road, Suite 400, Wilmington, New Castle County, Delaware 19808

2.

The Series BB-4 Preferred Shares being issued pursuant to the Series BB-4 Share Purchase Agreement of even date hereof and the Series BB-4 Preferred Shares resulting from the conversion of the shares purchased by Amadeus from the Founders, are hereby included in the term Registrable Securities. Accordingly, the definition of the term “Preferred BB Shares” in Section 1.11 of the SRA is hereby deleted in its entirety and replaced with the following:

“1.11 The term “Preferred BB Shares” shall mean Series BB-1 Preferred Shares of the Company, Series BB-2 Preferred Shares of the Company, Series BB-3 Preferred Shares of the Company and Series BB-4 Preferred Shares of the Company, par value NIS Q.01 each.”

3.

The Founders are hereby removed from the SRA, shall no longer be a party to the SRA and shall cease to have any rights or obligations pursuant to or by virtue of the SRA effective as of the date hereof. Accordingly, any and all reference to the term “Founder” or “Founders” in the SRA is hereby deleted from the SRA.

4.	Section 1.8 of the SRA is hereby deleted and any and all reference to “Ordinary-Preferred Shares” in the SRA is hereby deleted from the SRA.

5.	Except as expressly provided in this Amendment, the SRA and each of the provisions contained therein shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives, on the dates set forth below:

Intel Atlantic, Inc.	Pitango Venture Capital Fund III (Israeli Sub) L.P.	Pitango Venture Capital Fund III (Israeli Sub.) Non-Q L.P.

Pitango Venture Capital Fund III (Israeli Investors) L.P.	Pitango Principles Fund III (Israel) L.P.	Pitango Venture Capital Fund III Trusts 2000 Ltd.

Pitango JP Morgan Fund III (Israel), L.P.	Qualitau Ltd.	Shrem Fudim Kelner Founders Group II L.P.

Shrem Fudim Kelner & Co. Ltd.	Canada Israel Opportunity Fund III, L.P.	SVE Star Ventures Enterprises Gmbh & Co. No. IX KG

Star Management of Investments No. II (2000) L.P.	Star Growth Enterprise, a German Civil Law Partnership (with limitation of liability)	SVM Star Ventures Managementgesellschaft mbH Nr. 3

Orbotech Technology Ventures L.P.	Lehman Brothers European Venture Capital L.P.	Lehman Brothers Holdings PLC (on behalf of pre-tax plan)

Lehman Brothers Partnership Account 2000/2001, L.P.	Lehman Brothers Offshore Partnership Account 2000/2001, L.P.	Genesis Partners II L.D.C.

Genesis Partners II (Israel) L.P.	Poalim Ventures Ltd.	Poalim Ventures I Ltd.

Poalim Ventures II L.P.	Wellington Partners Ventures III Technology Fund, L.P.	Amadeus III

Amadeus III Affiliates Fund LP	Negevtech Ltd.	Shrem Fudim Kelner Founders Group II Annex Fund L.P.

[signature page to Second Amendment to SRA September 2006]

Gad Neumann	David Alumot

[signature page to Second Amendment to SRA September 2006]